UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

Dear Shareholders,

Financial markets are active, moving targets, and unfortunately not constrained by our time lines, but rather by the nuances of economic activities large and small, investor sentiment and corporate guidance, or non-guidance as the case may be. With this as context, the comments below represent our thoughts at the close of July 2012, fully aware of a fluid landscape, potentially altered by a fast approaching election, a still struggling eurozone and a tepid domestic recovery amidst fading global growth. Throughout the year, the global markets have teased investor emotions while sovereign debt concerns, unemployment issues, financial scandals and a general market malaise have tested investor resolve. Those investors finding comfort on the sidelines found themselves surprised when a stealth market rally continued to bid many of the domestic indices higher.

And more investors appear to be heading for the sidelines despite this result. While this fiscal year was not unique in terms of investor pulling money from the equity markets, the flows were certainly larger. The research firm, Leuthold Group, recently highlighted this trend, reporting that investors have transferred nearly $61 billion out of domestic equity funds for 2012 through July, an increase of nearly 60 percent from last year. Bond fund flows continued their positive trend in stark contrast to their equity cousins, as investors accelerated their investment into fixed income funds, moving almost $178 billion, an increase of over 176 percent, when compared to July 2011.

Fund flows often serve as leading indicators of the corresponding asset returns but this fiscal year, ending with July, ran counter to historical trends, at least for the equity markets. Over a one year time frame, the Russell Value and Growth markets, along with the S&P 500 Index, delivered positive returns between 7.6 and 9.1 percent, despite the outflows commented on above. This is only part of the story though, as the most recent three month returns provide a backdrop for the year, highlighting investor concerns and in many cases their withdrawal from the markets. During the May, June and July time span, the S&P and Russell benchmarks dropped almost one percent with the Russell growth benchmark falling over 2.5 percent. In contrast, fixed income investors realized positive returns for both the three and 12 month periods of 2.3 and 7.2 percent respectively, as measured by the Barclays Capital U.S. Aggregate Bond Index.

As attractive as the equity returns were, active management within the equity fund space was challenging, to say the least. Last year only one in five growth managers beat their benchmark and while this has improved somewhat in 2012, the relative improvement is marginal. Through June, Lipper Analytics estimated that only 30 percent of the active manager universe outperformed their benchmarks for 2012, year to date. In terms of the value equity managers, the success ratios drop off dramatically with only 17.5 percent of managers beating their benchmark. One of the more visible handicaps confronting fund managers this year related to the market capitalization of their respective portfolios. Over the 12 month period ending in July, staying away from the top 50 “mega” stocks in the benchmark resulted in a return differential of almost 1000 basis points (10 percent) when compared to a managed portfolio of midcap stocks.

While the 2012 fiscal year may fade over the coming months, several issues are in play that will impact investor sentiment and their investment choices. Today the singular concern for the global markets seems to be the ongoing saga of the eurozone sovereign debt issue. Central banks are obviously under enormous pressure to solve the crisis and only time will prove their effectiveness of the policy actions they’ve taken. Emerging markets, many times over the years serving as the driver of portfolio returns, is cooling off. The longer term prospects remain promising, but slowing global growth has caused concerns for more than a few investors. On the domestic front the political campaigning is now in full swing and hopefully when November is done our congressional leaders will work together to address the difficult choices we face ahead (fiscal cliff) while making the sensible changes needed to address the entitlement issues that will soon impact our economy and our culture.

Our domestic markets have survived several frontal assaults since the recovery began in March of 2009. They continue to find their footing, though some investors may disagree. Valuations remain reasonable (though not cheap) and the Federal Reserve has all but guaranteed an “accommodative” interest rate policy for the foreseeable future. Housing prices have been rising of late (from very low levels) while single family home starts were up nearly 21 percent when reported in June, versus a year ago. We also saw reports of a rebounding industrial base, with manufacturing and mining leading the way. We did see a drop off in GDP, to 1.5 percent, but we continue to believe the economy will continue to muddle through for a few more quarters. Not exciting but not recessionary either. At the end of July, almost two-thirds of the companies that had reported their second quarter earnings beat the street’s earlier estimates. This was slightly behind the 71 percent from a year ago, attesting to the slower growth environment, but also highlighting the fact that companies are finding growth opportunities in addition to prior year remedies which reflected mainly cost cutting endeavors.

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While tough markets continue to be the story, opportunities do exist. Our investment teams continue to monitor movement in the global markets as we manage strategies to meet your individual objectives. As always, we appreciate your business and the confidence you have placed with Frost Investment Advisors, LLC.

Tom L. Stringfellow

President, Frost Investment Advisors, LLC.

This represents the Advisor’s assessment of the market environment at a specific point in time and should be not be relied upon by the reader as research or investment advice.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset backed securities. Investors cannot invest directly in an index.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Market review

During 2012, the equity markets reflected significant volatility, with the Russell 1000 Growth Index undergoing several 10%+ rallies and selloffs. The year was defined by ongoing concerns over financial stress in Europe, weak economic data and record high correlations among stocks. The markets alternated between widespread selling and waves of buying as investors bounced between fears of European financial market insolvency and the latest rumors of bank bailouts and quantitative easing by this or that central bank.

Despite the volatility and relatively subdued global economic data, stocks put in a respectable performance with the Russell 1000 Growth Index increasing 8.26% for the year ended July 31, 2012. The year was somewhat unusual in that the rally was characterized by an aggressive rotation into defensive sectors and mega-cap stocks. There have been very few instances over the past 20 years where there was defensive leadership during sustained market rallies. The current environment has developed into one of those instances, likely due to substantial macroeconomic concerns facing the global economy.

Performance

For the fiscal year ended July 31, 2012, the Frost Growth Equity Fund, Institutional Class (the “Fund”) posted a total return of 2.31% versus 8.26% for its benchmark, the Russell 1000 Growth Index. For comparison purposes, the Lipper Large Cap Growth Fund peer group returned 3.38% over the same time period. The dramatic difference between the Russell 1000 Growth Index and the Lipper Large Cap Growth peer group was the result of the highly defensive nature of the benchmark. As an example, large benchmark weighted names such as Wal-Mart, Verizon Communications and Abbott Laboratories all returned more than 30%, despite relatively muted growth prospects.

The Fund’s underperformance in the period can be attributed to several factors, including significant underweight positions in defensive sectors and mega-cap stocks. The Fund was overweighted toward many of the more growth-oriented, economically sensitive sectors , as well as large- and mid-cap stocks relative to mega-caps.

In terms of sector leadership, 4 of the top 5 performing sectors in the Russell 1000 Growth Index over the past year are considered classic defensive sectors, with relatively low economic sensitivity: the Utilities sector increased 35.2%, Consumer Staples gained 19.6%, Health Care rose 13.4% and Telecom was up 12.8%. With the possible exception of Health Care, the other sectors above are typically lacking companies with growth prospects fitting our investment strategy, and historically are sectors where the Fund has been underweight. When economic uncertainties are running high, investors will often rotate towards these more defensive areas of the market, and we saw that dynamic play out over the past year.

A similar dynamic is reflected in the rotation into mega-cap stocks. Mega-cap stocks in the Russell 1000 Growth Index, which we define as stocks with a market capitalization above $55 billion, increased 16.3% over the past year. By comparison, large-cap stocks in the benchmark increased only 4.1%, and mid-cap stocks gained a modest 1.3%. Although mega-cap stocks constitute slightly more than 40% of the Russell 1000 Growth Index, they contributed more than 76% of the benchmark’s return. While the Fund has some representation in the mega-cap segment, with long-time holdings such as Apple, Google and Qualcomm, we typically do not find compelling growth opportunities among the very largest companies in the world. As a consequence, the Fund was significantly underweight mega-cap stocks relative to the benchmark over the past year, and it clearly detracted from relative and absolute performance.

In contrast many of the more economically sensitive sectors performed poorly over the past year. Within the Russell 1000 Growth Index, the Energy sector declined 6.0%, Materials lost 4.5%, while Industrials increased a modest 2.6%. These were the worst performing sectors in the Russell 1000 Growth Index, and the Fund was modestly overweight all three sectors. Moreover, the Fund’s pro-cyclical position in the Energy and Materials sectors led to returns that were worse than the benchmark sector returns, also having a detrimental impact on performance.

The Fund was significantly overweight large-and mid-cap stocks relative to the benchmark, as this tends to be our focus area for identifying growth companies and emerging growth franchises. Our position in this segment of the market clearly did not pay off over the past year, but we remain comfortable with how the Fund is positioned for the coming year. The past year has been characterized by a market rally with relatively narrow breadth as reflected by the comments above about relative performance by market cap definition. We believe the Fund is positioned to benefit when the market broadens out.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Outlook

Given the headwinds facing many economies around the world, we think it is likely that economic data will continue to reflect a volatile global economy. In this environment, we continue to focus our efforts on companies or industries that have unique growth drivers, or stable growth companies that don’t reflect as much economic sensitivity. An improvement in leading growth indicators would have us become more constructive on global cyclical stocks, but for now markets continue to trade with a defensive tone. As always, our focus remains on identifying innovative, high-quality companies that have the ability to deliver solid growth even in an environment of economic uncertainty.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation with each stock’s weight in the Index proportionate to its market value. The S&P 500 Growth Index contains those securities of the S&P 500 Index with growth characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 5.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVIDEND VALUE EQUITY FUND

For the fiscal year ended July 31, 2012, the Frost Dividend Value Equity Fund, Institutional Class (the “Fund”) returned -0.94% versus 7.64% for the Fund’s benchmark – the Russell 1000 Value Index. The Fund’s under performance was driven by its defensive tilt in the first half of the fiscal year and by a relatively low exposure to mega caps and extreme dividend yielders in the second half of the year. The Federal Reserve’s (the “Fed”) extended zero interest policy in combination with heightened levels of uncertainty forced many investors into mega-cap and mega-dividend yielding stocks that were disproportionately rewarded relative to the broader universe of value stocks, hiding what was a bear market for much of the rest of the investment universe. The managers focus mainly on dividend paying companies with above average yields, but we also focus on dividend growth. As a result, our process led us to many discounted large and mid cap names, factors that weren’t rewarded over the past year, as the market breadth was narrowly focused over the last half of the fiscal year.

As a result of our defensive sector tilt one year ago, the Fund initially outperformed in the first part of the fiscal year as Euro contagion fears and slower global growth weighed on equities. Our defensive positioning did not serve us well from October to March when the benchmark surged 26%, a market environment in which our lower beta process was a disadvantage. In particular, our significant underweight in financials was a significant detractor. As the year progressed, investors became more cautious due to concerns about the fiscal cliff in the U.S., the Greek election and its ramifications for remaining in the European Monetary Union, and slower growth in the U.S. and China. Along with depressed interest rates caused by the Fed’s “lower for longer” policy, these factors caused investors to reward defensive mega caps and the extreme high dividend yielders within the value stock universe, factors which we were underweight. As an example, the top decile of the dividend yield distribution curve, those stocks with a dividend yield greater than 4.2% outperformed the index by a stunning 1100 basis points, or 11%, from April to June of 2012. In that same time period, the top 1% of index names by market cap outperformed by more than 500 basis points, or 5%.

While the fiscal year just ended has been challenging, we remain committed to our process, focusing on dividend paying companies with attractive yields and a commitment to growing that dividend over time. As the market breadth expands beyond its current narrow focus on mega-cap and mega-dividend yielding companies, we believe our portfolio of stocks will perform well, rewarding our shareholders.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-book ratios and lower forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVIDEND VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 5.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST STRATEGIC BALANCED FUND

Fund results

For year-to-date 2012, the Frost Strategic Balanced Fund (the “Fund”) is up 7.5%, with most of this return coming during the market rally in the first quarter, when the Fund posted a return of nearly 7%. The blended benchmark which is weighted toward domestic stocks (S&P 500 Index benchmark weight is 48%) was also up 7.5% – the first time we can recall that the Fund’s results were identical to those of the benchmark. By contrast, the Fund’s Lipper peer group has returned 4.8%, leading to a relative outperformance by the Fund of about 270 basis points, or 2.7%. On a year over year basis, the Fund’s Institutional Class has returned 2.49%, lagging the benchmark by 365 basis points, or 3.65%. Most of this underperformance occurred in 2011 when the S&P 500 Index and U.S. Treasuries outperformed the majority of global asset classes. The Fund proved to be more defensive than its peers, as these were down 3.2%, with the Fund outperforming the Lipper Global Flexible Portfolio group by nearly 570 basis points, or 5.7%. Through this period, the Fund has been more diversified than the benchmark, which caused it to lag in performance against that measure, but at the same time was more defensively positioned than its peer group resulting in significantly better results relative to those peers.

With respect to asset performance, the Fund’s equity allocations have generally underperformed the S&P 500 Index (9.6% over the one year period ending July 31, 2012) as the Fund’s diversifying asset classes, such as small- and mid-caps and international equity, underperformed. The Fund’s international equity was off 10.4% over the same period, largely reflecting the effects of the ongoing Eurozone crisis.

This drag on performance was partially offset by better performance in real estate (10%), TIPS, U.S. floating rate securities (13.1%), investment grade corporate bonds (12.2%), high yield (10.3%) as well as our tactical underweight in equity. Global bonds (0%) underperformed domestic fixed income assets as a result of a stronger dollar and continuing Eurozone impacts; and convertible bonds also lagged (-3.3%). Our commodities related investments also underperformed as a result of the slowing global economy, especially from the impact of China. Indeed, China’s stock market continues to decline to levels not seen since 2009.

The Fund’s market risk or beta has dropped from its 3-year average of 0.66 (66% of the S&P 500 Index’s risk profile) to 0.55 over the last year [source: Bloomberg]. By the end of the year (July 31, 2012), the Fund was allocated 41% to U.S. equity, 5% to international developed equity, 3% to emerging market equity; and in bonds the Fund was 31% allocated to domestic fixed income and 5% to international fixed. The balance of the funds assets is held in real estate, global infrastructure and cash. In contrast to the equity allocation, we continued to be more comfortable accepting relatively higher risk on the fixed income side by owning high-yield debt (4%) as well as corporate bonds.

Market commentary

The number one factor driving the global market so far this year continues to be the ongoing eurozone sovereign debt and banking crisis. U.S. financial institutions have worked to protect themselves by reducing their overall exposure to European banks and sovereigns. Clearly, a sluggish European economy reduces demand for U.S. exports, as well as having knock-on effects to key economies such as China’s – where nearly 20% of that country’s exports go to Western Europe. The potential of sovereign debt default further threatened the stability of financial markets, causing turbulence when default appeared a possibility.

In our view, global growth weakness was a clear negative for global markets. Not only is growth falling short of market expectations but the various policy responses are also lagging. Europe is likely in a recession and China’s recent GDP report of 7.6% is close to stall speed for that economy. We also saw a sub-2% GDP growth number for the U.S. in the 1st quarter and our expectation, given softening data at the end of the last quarter, is that the U.S. is likely to post 1.5 to 2% growth rate in the second half of 2012.

Investors have clearly been cheered by the Mario Draghi’s recent remarks that the European Central Bank (ECB) stands “willing to do whatever it takes” to support the Eurozone. As a result, with the notable exception of China, equities have continued to rally on the promise of further global policy easing by the ECB & the U.S. Federal Reserve. In our view, the crisis will remain unresolved until the European policy makers make more substantive headway in sharing the risks of the periphery nations across the Eurozone and integrating the banking system of the member countries.

On the domestic front, recent news indicates that the looming fiscal cliff, as well as tax and regulatory policy changes, are increasing business uncertainty and this is likely to continue to cast a pall on hiring and spending plans. Given that this is an election year, we are not confident that Washington will be able or willing to act in any meaningful way before November’s election.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST STRATEGIC BALANCED FUND

Accordingly, the managers of the Fund intend to take a more defensive posture than we typically have, though we have been adding some emerging markets exposure back as valuations become more attractive and economic signals indicate a potential inflection point in global growth.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The blended benchmark consists of the S&P 500 Index, MSCI All Country World ex-U.S. Index, and Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation, with each stock’s weight in the Index proportionate to its market value. The Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index is a free float-adjusted market capitalization weighted index composed of approximately 2,000 companies, and is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of U.S. issuers. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST STRATEGIC BALANCED FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on June 30, 2008.

(3)	Reflects 5.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to June 30, 2008 for both the Institutional Class Shares and the Class A shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2006 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVERSIFIED STRATEGIES FUND

For the fiscal year ended July 31, 2012, the Frost Diversified Strategies Fund (the “Fund”) generated a -4.08% total return underperforming the aggregate hybrid benchmark index return of 3.93%. The Hedge Fund Research Inc. Fund of Funds Composite Index (“HFRI FOF”) posted a -4.15% return for the fiscal year ended July 31, 2012, while the CBOE S&P 500 BuyWrite Index (BXM) generated a 10.22% return. On a year-to-date basis, the Fund generated a total return of 2.34%, underperforming the hybrid benchmark by 167 basis points, with the benchmark returning 4.01%. The HFRI FOFI Index returned 1.78% for the year-to-date period, the CBOE S&P 500 BuyWrite Index had a 4.99% return, and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returned nil to 0.001%.

On a total return basis, the PowerShares S&P 500 Low Volatility Portfolio delivered a return of 19.07% for the fiscal year ended July 31, 2012; the iShares Dow Jones Select Dividend Index Fund returned 15.81%; and the iShares S&P 100 Index Fund delivered a return of 11.99%. Within the alternative beta portion of the Fund, the AQR Diversified Arbitrage Fund delivered a positive 1.56% return; the AQR Risk Parity Fund generated a positive return of 4.98%; and the Loomis Sayles Absolute Strategies Fund posted a 3.25% total return.

Conversely, the ASG Global Alternatives Fund had a return of -8.93%; the Jefferies TR/J CRB Global Commodity Equity Index Fund lost 13.98% and the Market Vectors Agribusiness ETF lost 7.72%. For the traditional portion of the portfolio, the iShares S&P Europe 350 Index Fund lost 12.07%, and the iShares MSCI Emerging Markets Index Fund delivered a return of -14.08%.

From the midpoint of the fourth quarter of 2011, and continuing through the remainder of the fiscal year, portfolio volatility (beta v. S&P 500 Index) was increased approximately 21% from a low of 0.443 to 0.534. This was accomplished by reducing the collar protection in the traditional module and increasing beta in the alternative module by reweighting relative components (long/short, risk parity) and reducing absolute return components (arbitrage). Looking forward, the managers do not see meaningful macro global economic improvement as a result of the uncertainties created by government policy and regulatory responses throughout the world. It is our view that broad equity correlations may well remain high, and remain in place for quite some time. In light of this, the managers may simplify the investment component configuration within the traditional module.

Your consideration of, and investment in the Fund is appreciated.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The blended benchmark consists of the CBOE S&P 500 BuyWrite Index (BXM), HFRI Fund of Funds Composite Index, and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that engages in a buy-write strategy using S&P 500 Index call options. The HFRI Fund of Funds Composite Index consists of over 800 constituent hedge funds, including both domestic and offshore funds. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST DIVERSIFIED STRATEGIES FUND

Growth of a $10,000 Investment

(1)	Class A Shares commenced operations on January 7, 2011.

(2)	Reflects 5.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Fund objective

The Frost Kempner Multi-Cap Deep Value Equity Fund (the “Fund”) seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three to five year period. For the fiscal year ended July 31, 2012, the Fund produced a total return of 3.06% (Institutional Class Shares) and 2.81% (Class A Shares) vs. 7.73% for its benchmark, the S&P 500 Value Index and 4.62% for the Lipper Multi-Cap Value Funds Index.

Market commentary

The twelve month period ended July 31, 2012 provided a rollercoaster of economics. In early 2012, it appeared to us that the U.S. was on track for growth in various sectors such as housing, transportation, and manufacturing, which we felt would result in U.S. GDP growth of near 3% for 2012. However, the economies of China and Europe had worse results than expected. The fear of global financial instability proved to be more of a challenge to the U.S. economy than we anticipated. Some growth materialized, but, while it has been steady, it has been slower than our projections. The presidential election and the possibility of congressional failure to extend the Bush Tax Cuts (the fiscal cliff) have added to the insecurity that is gripping the U.S. economy. We now believe the U.S. economy will grow at 2-2 1/2% in 2012.

The stock market mirrored the uncertainty of the world economy despite respectable earnings reports by many U.S. companies. According to analysts estimates compiled by Bloomberg, company profits are expected to rebound in the fourth quarter of 2012 and on into 2013. The price-earnings ratio rose 2% to 14.3 in the second quarter of 2012, but is well below the five-decade average of 16.4. The turbulence of the market and gloominess about Europe during much of the past 12 months has allowed us to find buying opportunities, and the Fund is quite fully invested. Positions have been established in General Dynamics (GD), Baker Hughes (BHI), Siemens ADR (SI), Vodafone (VOD), Mosaic (MOS), Rio Tinto (RIO), and Regis (RGS). We added to positions of Abbott Laboratories (ABT), Allstate (ALL), Avon Products (AVP), Black Box (BBOX), BP ADR (BP), Computer Sciences (CSC), Hewlett Packard (HPQ), Raytheon (RTN), Teva Pharmaceuticals (TEVA), Wal-Mart Stores (WMT), Best Buy (BBY), Valero Energy (VLO), and Western Union (WU). Positions of Abbott Lab (ABT), Advanced Auto Parts (AAP), Carlisle Companies (CSL), Computer Sciences (CSC), Genworth Financial (GNW), Phillips 66 (PSX), Regis (RGS), Verizon Communications (VZ), and RenaissanceRe (RNR) were sold out. Partial sales were made of Home Depot (HD), Fidelity National Financial (FNF), Ingersoll Rand (IR), Avon Products (AVP), H&R Block (HRB), IBM (IBM), Johnson & Johnson (JNJ), Nippon Telegraph & Telephone (NTT), PPG Industries (PPG), AT&T (T), and Wal-Mart Stores (WMT).

Portfolio strategy

We believe the Federal Reserve will take further action to stimulate the economy in the near future. The fiscal cliff will likely be avoided, removing some of the uncertainty surrounding the stock market. We expect earnings to be solid and market volatility to subside in 2013. In the meantime, we will take advantage of the market swings to better position the Fund for favorable returns. Our value investment style does not change with market highs and lows. We continue to look for good companies that have been overlooked by other investors for what we believe to be the wrong reasons. Low price-earnings ratios and long-term earnings capability are much more important to us than the current pulse of a stock market often influenced by daily news distractions.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value. The S&P 500 Value Index contains those securities of the S&P 500 Index with value characteristics.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 5.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST SMALL CAP EQUITY FUND

Commentary

Global equity markets reversed some, if not all, of their first quarter gains in the second calendar quarter of 2012. Though corporate profits in the U.S. and elsewhere have continued to rise since the end of the 2007-09 recession, the pace of the advances has clearly slowed. A series of broad macro-economic threats to sustained profits and economic confidence has weighed heavily on prevailing sentiment, with increasingly implausible government debt dynamics and political paralysis chief among these concerns. With growth slowing, a lack of faith in political institutions to act constructively, and a generally negative financial press some 3.5 years after the great modern era financial crash of 2008, stock markets have weighed in by according progressively lower multiples to corporate earnings and cash flows. This vote of skepticism notwithstanding, U.S. stock indexes generated single digit percentage gains of 7-9% broadly speaking, as the strong profit growth managed to offset the lower multiples. Outside the U.S., economic and corporate earning performances have not been so robust, largely owing to a dismal state of economic affairs in Europe and Japan and to a noticeably slower rate of growth in emerging markets. Most international equity markets generated substantial bear market losses of 25% to 40% from April 2011 through early October 2011 as the malaise set in, rallied decently from the early October lows to February 2012, and then went back into full retreat mode. Many major international markets such as China, France, Spain, and Italy have seen their primary stock indexes fully retrace the gains off the 2009 global equity lows. Equity returns in the “haven” nations of Northern Europe, Japan, and a few other locales were adequately positive as to offset losses elsewhere, resulting in a 3% MSCI EAFE Index return in the first half of 2012.

To a large extent, the stock market has been a side show in comparison to the real action in government bonds. In the haven nations (U.S., Germany, Japan, Switzerland, the U.K., and to a lesser extent other small Northern European nations), yields on state-backed bonds fell to infinitesimal levels, with rates at or below 2% on 10-year bonds and close to (and in some cases through!) the 0% bound for shorter durations. Bonds have generated spectacular returns for their investors, and remain wildly popular as measured by mutual fund flows, notwithstanding the very low yields at all durations and limited mathematical upside that remains. Away from the haven-nation bond show, the bonds of the not-so-safe nations have been poor performers, with yields in major developed nations such as Italy and Spain rising to rates more consistent with junk bonds than sovereign entities. This implied risk of default or devaluation embedded in bond yields has raised existential questions about the longevity of the Euro currency zone, a subject that one would have needed to reside under a rock not to have heard more than an earful about. If nations that are part of a single unified monetary regime and economic zone fund themselves at wildly different interest rates – what sort of union is this exactly? We will likely receive answers to this basic question very soon.

The plunge in bond yields has coincided with a widening gap between the valuations of “stable operations” businesses such as consumer products and regulated utilities (which have risen to massive premiums versus the overall market), and those of “variable operations” businesses, which have fallen in many cases back to valuation multiples incurred during the 2008-09 stock market lows. This has made performance challenging in relative terms. The plunge in bond yields and in many of Cambiar’s stock holdings’ correspondent valuation multiples both point to something – something that isn’t very good – Namely, a deterioration in global growth prospects. Bond pricing tends to be a function of simple math and repayment priorities; there isn’t a lot of nuance to it. And in this simplicity, there is often a blunt message. Put simply, sub-2% yields on longer maturity bonds imply a wide-ranging lack of growth and growth capacity in developed nations, with longer-term deflation a very real threat. Maybe the threat is overstated, but the message is clear. What this means for stock picking and portfolio construction is a challenge the like of which our 40-year old investment management company has not experienced before.

Small Cap Value (“SCV”)

For the fiscal year ended July 31, 2012, the Small Cap Equity Fund’s (the “Fund”) Institutional Class returned -5.17%*, while the Russell 2000 Value Index and Russell 2000 Index returned 0.89% and 0.19%, respectively. One by-product of Cambiar Investors, LLC’s (“Cambiar”) benchmark-agnostic discipline is the potential for higher performance volatility (good and bad) on a quarter-by-quarter basis. While disappointed by our underperformance in the quarter, the longer-term efficacy of Cambiar’s investment approach in the SCV strategy remains very much intact.

Technology was the leading contributor for the fiscal year ended July 31, 2012. Outperformance can be attributed to strong stock selection, mainly in the semiconductor space. Cambiar has been positively biased towards the tech sector, based on the strong balance sheets, intellectual property, and high switching costs that many of these companies possess. Given the multiple compression that has taken place in the technology sector, Cambiar has been able to identify companies that are trading at attractive valuations – relative to their own history, as well as relative to other areas of the market.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST SMALL CAP EQUITY FUND

Cambiar’s exposure within Financial sector was the leading detractor for the fiscal year ended July 31, 2012. The underperformance was more a function of sector allocation, vs. stock selection. The portfolio has maintained an underweighting to the sector and lagged on a relative basis.

Cambiar’s overweight allocation to healthcare was another notable area of underperformance for the fiscal year. Cambiar’s healthcare holdings have generally been a strong value-add over the history of the SCV product, but this was not the case in the early 2012. As is often the case with small cap stocks, the market reaction was excessive (in our opinion) relative to the newsflow. Despite the lagging performance especially in the last quarter, healthcare continues to be an attractive investment area for the SCV portfolio.

Although Cambiar’s positions in the industrial and basic materials sectors were relative outperformers in the second quarter of 2012, their positive contributions were more than offset by the portfolio’s exposure to energy, which was the second worst performing sector for the fiscal year ended July 31, 2012. Despite positive long-term fundamentals and healthy backlogs, Cambiar’s energy positions often trade in tandem with the underlying commodity price over the short-term. Given the pullback in oil prices, a number of Cambiar’s energy holdings also declined, negatively impacting performance for the second quarter of 2012.

Looking ahead

Suffice to say that Cambiar looks forward to putting this rather forgettable second quarter of 2012 behind us, and reversing the recent performance deficit sustained in the Small Cap Value strategy. Despite the multiple compression that has been by the portfolio, we remain constructive on the fundamental outlook for our holdings; as is often the case, it is a balance between patience and opportunity cost.

If one was to look at the Frost portfolio as if it was an individual stock, the attributes would be plentiful: valuation that is at a material discount to the market, above-benchmark ROE and forward earnings growth expectations, and higher quality by way of a low debt-to-equity ratio. While the journey over the second quarter of 2012 to arrive at these metrics has not been pleasant, Cambiar remains committed to the discipline and process that has guided our firm for almost 40 years.

As always, we appreciate your continued confidence in Cambiar Investors.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Certain information contained in this communication constitutes “forward-looking statements”. Due to market risk and uncertainties, actual events or results, or the actual performance of the securities contemplated within this commentary may differ materially from that reflected or contemplated in such forward-looking statements.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index, with all values expressed in U.S. dollars. Investors cannot invest directly in an index.

*	Return represents performance of both Artio Global Management, LLC (“Artio”) and Cambiar. Effective September 4, 2012, Artio resigned as sub-adviser to the Frost Small Cap Equity Fund.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST SMALL CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 5.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

For the year ended July 31, 2012, the Frost International Equity Fund, Institutional Class (the “Fund”) declined 11.39%, versus a decline of 12.16% for the MSCI ACWI ex-U.S. Index. Concerns about the fate of the eurozone, slowing growth in China, and muted U.S. economic recovery weighed on markets during the period. This led investors to seek safety in more defensively oriented stocks and dividend paying companies.

Top contributors during the period included Novo Nordisk, British American Tobacco, Canadian National Railway, Hennes & Mauritz (H&M), and SABMiller. Novo Nordisk and British American Tobacco are both defensively positioned companies with leadership positions in their respective markets, pricing power, healthy balance sheets and in the case of Novo Nordisk, innovation-oriented growth prospects. Novo Nordisk continues to execute well, gaining share in the diabetes market through ongoing success of novel drugs like Victoza as well as existing products. Canadian National Railway performed well as the company’s major Canadian competitor, Canadian Pacific Railway, faced disruptions from a strike. H&M benefited from better than expected top line and margin improvement resulting from healthy comps and good cost and inventory control. In addition, the company continues to grow square footage at double digit rates. SABMiller continues to benefit from strong consumption trends in its diversified emerging markets beer businesses around the world.

Detractors from performance included HTC Corporation, Hong Kong Exchange, Komatsu Ltd., Siemens, and BNP Paribas. Hong Kong Exchange declined due to fears of lower Chinese growth, a decrease in average trading volume and fewer IPOs, which impaired the Exchange’s revenues. Industrial holdings Komatsu and Siemens declined on fears of slowing growth in China. Komatsu also suffered from a strengthening yen, while Siemens was impacted by concerns about energy-exposed business units as oil prices declined. HTC was sold during the period because our investment thesis was no longer valid as the company lost market share to peers and low-end vendors in China. BNP Paribas was also sold as the debt situation in Europe worsened and the regulatory environment became more difficult.

Other notable sales included Credit Suisse and Vallourec. Credit Suisse was eliminated to minimize vulnerability to developments in Europe and to focus on better opportunities such as HSBC Holdings, initially purchased in Q1 2012. Our thesis for Vallourec became challenged as European demand softened and margins deteriorated. A delay in two new plant openings was an additional concern. Notable additions during the period included Baidu Inc. and HSBC Holdings. The leading internet search engine in China, Baidu has been further cementing its dominant market position since Google’s departure. Like most European based financial institutions, HSBC is out of favor, yet has a strong franchise in more appealing regions such as Asia and Latin America, and is undergoing a restructuring effort with early success in divesting underperforming assets.

With the EU’s long-awaited and much needed shift toward the separation of bank and state finances and the creation of a pan-European bank resolution authority, there is reason to hope that some form of financial union is possible. However, a host of unanswered questions including a potential Greek exit from the euro currency remain, and resolution will take time to construct and implement. Meanwhile, the economic backdrop for these unfolding events in Europe continues to deteriorate. Combined with disappointing growth indicators in the U.S. and the slowdown in China, there are reasons for caution in the months ahead. While it is not possible to know the magnitude and duration of these global economic headwinds, we have constructed the portfolio to avoid some of the more likely and severe downside risks in Europe – as visible in the limited exposure to the European financial sector, emphasis on exporters within the European holdings, relatively diversified currency mix, and focus on world-class financially sound companies. Our approach is intended to mitigate near term volatility while positioning for long-term capital appreciation.

Performance data quoted represents past performance; it does not guarantee future results.

The views expressed by the Portfolio Managers reflect their professional opinions and should not be considered buy or sell recommendations. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets generally, nor are they intended to predict the future performance of any Thornburg Investment Management account, strategy or fund.

The securities, sectors, and securities performance data are presented to illustrate the holdings and activity in your specific account as of the stated time period. Past performance of any security does not guarantee future performance. The information does not represent all of the securities purchased, sold or recommended. Portfolio holdings are subject to change daily. Under no circumstances does the information contained within represent a recommendation to buy or sell the securities mentioned. It should not be assumed that the investments in the securities were or will be profitable.

The Morgan Stanley Capital International All Country World ex-U.S. Index (MSCI ACWI ex-U.S.) is a market capitalization weighted index composed of over 1,000 companies, and is representative of the market structure of 44 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States’ issuers. The index is calculated with net dividends reinvested in U.S. dollars.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST INTERNATIONAL EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 5.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST FIXED INCOME FUNDS

FIXED INCOME MARKET REVIEW

The past year was another exceptional period for U.S. fixed income returns. The Barclays U.S. Aggregate Bond Index delivered a total return of 5.78%, with every sector within the index contributing positive returns. The catalyst for this was a decline in U.S. Treasury yields, reflecting an increase in valuation. The rally in U.S. Treasuries resulted from recent broad weakness in global economic growth, and renewed escalation of the Eurozone debt crisis.

The second quarter of 2012 saw a gradual but consistent decline in most economic indicators for most of the developed nations as well as in China. The nations of the Eurozone certainly turned in the worst performance. The U.S. was not immune, as it saw a reversal of the improving economic readings from the end of 2011 and first quarter of 2012, experiencing a decline in economic output during the quarter. This marks the third year in a row the U.S. economy has had an economic growth scare, leaving the markets contemplating whether the start of a new recession is just around the corner. The third quarter begins with little market confidence for near-term growth prospects, and with virtually all economists (including those within the Federal Reserve) reducing their forecasts for U.S. economic output for the next three to four quarters.

In response to this, the major central banks continued to ease monetary policy in an ongoing effort to stimulate global economic growth. The European Central Bank continued to inject liquidity into the European banking system. The Federal Reserve announced a continuation of its Operation Twist strategy in an attempt to lower interest rates further. As can be seen in Figure 1., it’s apparent the actions of the Federal Reserve were successful, as the yield on the five-year U.S. Treasury Note declined even further than its previously low level. U.S. Treasury yields now sit at levels not seen in a very long time, perhaps ever. Both the Bank of Japan and Bank of England continued with their government bond purchase programs as well.

The U.S. bond market was the main beneficiary of these events. Yields across all sectors reversed the rise seen in March and declined for the second quarter. With yields on shorter-maturity bonds (two-years and less) already not far from zero, yields on longer-maturity bonds declined materially. In late June, the yield on the ten-year U.S. Treasury bond fell below 1.50%. As shown in Figure 3., bonds with ten-year plus maturities were the big performance winners in the quarter delivering a total return over 7%. Additionally, the U.S. Treasury long bond (the thirty-year maturity) delivered a staggering return, exceeding 11% for the quarter. With yields on long maturities declining more than short-maturity, the U.S. Treasury yield curve flattened by over 0.75%, leaving the difference between the two year and ten year U.S. Treasuries the smallest it has been since late 2008. This flattening of the yield curve led to a significant deviation in total return performance across all sectors based on maturity characteristics. Portfolio’s with higher allocation to seven year and greater maturities easily out performed portfolio’s with average maturities at or below five years.

The actions by the Federal Reserve continued to help not only the Treasury market, but also spurred the credit markets. For the first time in several years, the U.S. credit markets appears to disconnect somewhat from the events in Europe and the slowing global economy. Even in the face of what seemed like consistent negative headlines in the quarter, the credit markets in the U.S. held up relatively well. While credit spreads over government bonds on investment grade (“IG”) rated corporate bonds increased slightly in the period, overall yields in corporate bonds declined to their lowest level in years. As seen in Figure 2., the aggregate yield on IG corporate bonds finished the quarter on average at a rate of just over 3%. When one considers the average maturity for the IG corporate sector within the Barclays Aggregate Index is over ten years, this 3% figure is truly significant. The underlying reason for this solid performance in the U.S. corporate and other credit bond sectors appears to be that investment flows continued to move into bonds, and out of stocks. This resulted yields continuing to decline, driven largely by demand amid investors hungry for attractive yields. Additionally the inventory of high quality corporate bonds declined in the quarter, resulting in a supply/demand imbalance. Breaking down the corporate market further, bonds of industrial and utility firms outperformed those of banks and financials. However, even bonds of banks and other financials delivered positive returns.

The securitized sectors all posted positive nominal returns in the quarter even though on a risk adjusted basis they each underperformed both government bonds and corporate bonds. Figure 3., shows the respective returns between the agency residential mortgage-backed (“MBS”), asset-backed (“ABS”) and commercial MBS (“CMBS”) sectors. The MBS sector delivered the best returns in the securitized space. MBS was supported by heavy buying by banks and other financial institutions, as this group increased the size of their investment portfolios in lieu of increasing their loan portfolios. Within the MBS space, GinneMae’s (“GNMA”) lagged their conventional counterparts largely due to investors expectation of higher prepayments for GNMA mortgages. Despite the heightened macro risks, the CMBS sector held its ground and lagged comparable maturity U.S.

The yield on the ten year maturity U.S. Treasury bond declined to its lowest level in over 60 years, to 1.50% in the 2nd quarter 2012.

Valuations across all fixed income sectors increased as U.S. Treasury bond yields declined.

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MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST FIXED INCOME FUNDS

government bonds by a small amount. The ABS lagged most other sectors primarily as a result of yield curve dynamics. The ABS sector is largely made up of bonds with maturities under five years. As mentioned earlier, longer-maturity sectors across all security types outperformed and shorter-maturity sectors, such as ABS, under performed.

Figure 1. U.S. Treasury Market	Figure 2. U.S. Corporate Bond Spreads

Figure 3. Sector Returns

Source: Bloomberg

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

MARKET OUTLOOK

While underlying economic growth slowed decidedly during the second quarter, our base scenario is for the U.S. economy to continue a slow recovery, and we expect it will avoid entering a recession over the next year. Imbedded in this scenario is our expectation that Europe will successfully navigate through its ongoing funding crisis. With this as our basis, our current outlook is for interest rates to remain low, perhaps declining further from their present levels, over the short-term, but that they will move higher over a longer time horizon. Inflation measures may very well decline somewhat over the next several quarters as inflation is a lagging indicator of economic activity; however, this decline in inflation expectations will only be temporary. The aggregate level of interest rates are at such exceptionally low levels, the risk reward trade-off doesn’t support adding to significant amounts of interest rate risk, even when considering that our view over the short term is for rates not to move higher. We expect credit markets to outperform most other sectors based primarily on relative value considerations, a low level of defaults, and improving, albeit marginally, expectations about economic growth over the coming quarters.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST FIXED INCOME FUNDS

In our view, the yield on the ten-year U.S. Treasury Bond begins the second quarter below its long-term fair value based on fundamentals, including the current level of inflation. Our current fair value yield would be closer to 3.5% rather than the 2.25% level where it finished 2011. Of this difference, about half is the result of the quantitative easing policies of the Federal Reserve, and half due to the stress of Europe. As the U.S. economy continues its slow recovery and Europe navigates through its issues, this differential in yield between our estimate of fair value and the current rate level should converge. We’d expect this could result in the yield on the ten-yield Treasury of closer to a 3% interest rate. However, we don’t expect this to occur until late 2012 or 2013. In this environment we favor Agency MBS securities over U.S. Treasury securities within the rates sectors. Additionally, the Federal Reserve has announced its intent to continue its “Operation Twist”, which has resulted in a decision on our part to favor the seven year maturity portion of the yield curve. It is not out of the question that the Federal Reserve will announce another new round of monetary easing in 2012, with a focus on purchasing new MBS securities over the next three quarters. This proved to provide additional support for the MBS sector, especially relative to other highly rate sensitive sectors of the market.

We remain very focused on the negative risk reward profile in fixed income currently based on the exceptionally low level of interest rates and as such plan to continue to manage actively in order to attempt to navigate through a potential period of poor fixed income returns. We continue to believe as well that maintaining above average interest income generation with our fixed income strategies should benefit performance going forward.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund results

During the year ended July 31, 2012, the Frost Low Duration Bond Fund (the “Fund”) produced a total return of 3.52% (Institutional Class Shares) and 3.27% (Class A Shares), versus 2.29% for the benchmark index, the Barclays Capital U.S. 1-5 Year Government/Credit Index.

Strategic impact

The following characteristics contributed to returns in the year:

•	Interest income contributed over half of the overall return of the Fund in the year;

•	A decline in aggregate interest rates led to a rise in valuations in many securities in the Fund contributing to the remainder of the return in the year;

•	The Fund was overweight asset-backed securities, which helped returns relative to the benchmark as this sector significantly outperformed U.S. government securities of comparable maturities.

•

The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position was a slight detractor in the Fund’s performance relative to the benchmark, as aggregate interest rates in the short-end of the yield curve decreased slightly in the year;

Portfolio strategy and outlook

We believe most credit sectors should continue to perform well relative to government bonds. We plan to continue holding the already overweight position to lower quality credit-sectors, as we continue to slowly increase the Fund’s allocation to higher quality credits due to relative value considerations. Our targeted sectors are U.S. Treasury securities, U.S. Agency bonds including GinnieMae Collateralized Mortgage Obligations (“CMOs”), and some higher quality asset-backed securities. Our move into these assets will continue to be deliberate, as we believe that valuations have recently increased broadly for these sectors, and security selection will be the driver behind excess returns over the next several quarters. We are using an allocation to GinnieMae CMOs as a substitute for the U.S. Treasury sector as the Treasury securities under five-year maturities have poor relative valuations in our view.

We plan to keep the Fund’s average maturity and duration profile positioned for higher interest rates in the future. As the aggregate level of interest rates on the short-end of the yield curve remain at exceptionally low levels, investing in high quality securities with floating rate coupons remains more attractive for this strategy. The Fund finished the quarter with approximately 35% of its holdings having interest coupons which change either monthly or quarterly.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Barclays Capital U.S. 1-5 Year Government/Credit Index is comprised of Treasuries, Government-related issues, U.S. dollar corporate securities, and specified foreign debentures and secured notes that have remaining maturities of more than one year but less than five years.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 2.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2012

Credit Rating(4)	Percentage of Total Investments
AAA	18%
AA	10%
A	26%
BBB	13%
Government	18%
Treasuries	8%
Cash	7%

(4)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund results

During the year ended July 31, 2012, the Frost Total Return Bond Fund (the “Fund”) produced a total return of 6.45% (Institutional Class Shares) and 6.29% (Class A Shares), versus 7.25% for its benchmark index, the Barclays Capital U.S. Aggregate Bond Index.

Strategic impact

The following characteristics affected returns during the year:

•	Interest income contributed over approximately three quarters of the overall return of the Fund;

•	A decline in aggregate interest rates led to a rise in valuations in many securities in the Fund contributing to the remainder of the return for the year;

•

Relative to the benchmark, the Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position hurt performance as rates fell during the year, especially for bonds with maturities of ten years and greater;

•	The Fund’s overweight allocation to the lower rated credit sectors helped returns relative to the benchmark.

Portfolio strategy and outlook

We plan on keeping the Fund’s average maturity and duration profile positioned for higher interest rates in the future. We may take advantage of the recent pickup in market volatility to tactically increase or decrease the Fund’s duration over shorter periods than we’ve done traditionally. Having such low levels of aggregate yields, and much uncertainty about future economic growth, active management of the Fund’s interest rate profile is a necessity in order to successfully navigate through this period. If we decide to tactically increase the maturities of the Fund for a short time, we still expect to keep the overall profile of the Fund’s interest rate risk lower than that of its benchmark, as we view a potential rise in interest rates as a significant risk to bond returns over the next several years. Additionally, we have allocated a meaningful amount of the Fund’s assets to six to eight year maturities, as that portion of the yield curve provides us with the best relative value proposition in our estimate.

We believe most credit sectors should out perform government bonds over the coming year. We plan to continue holding the Fund’s overweight allocation to the lower quality credit-sectors, rotating into and out of individual holdings or sectors that exhibit positive relative values. The Fund’s allocation to high-yield securities is likely to remain at approximately 10%. Within the Fund’s corporate bond sector, we maintain an overweight to financial names primarily due to relative value considerations. While this allocation inhibited performance during much of 2011, we are maintaining this position as a result of our view of their relative expected performance over the long term.

The Fund will also continue to have a meaningful allocation to CMBS as this sector begins the year having some of the best relative value opportunities. This sector also continues to be one of the most volatile due to its significant correlation to the strength of the economy, and the on-going correction in valuations in many underlying commercial real estate properties. We continue to use this sector as a way to increase the income generation of the Fund, as many individual securities in this sector pay coupons between 5.5% to 6.5%.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset backed securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on June 30, 2008.

(4)	Reflects 3.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to June 30, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2012

Credit Rating(4)	Percentage of Total Investments
AAA	5%
AA	4%
A	19%
BBB	28%
BB	8%
B	3%
Government	22%
Treasuries	9%
Cash	1%
Not Rated	1%

(4)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund results

During the year ended July 31, 2012, the Frost Municipal Bond Fund (the “Fund”) produced a total return of 6.84% (Institutional Class Shares) and 6.50% (Class A Shares), versus 10.51% for its benchmark index, the Barclays Capital Municipal Bond Index.

Strategic impact

The following characteristics contributed to returns in the year:

•	Interest income contributed a little less than one half of the overall return of the Fund;

•	The decline in tax-exempt interest rates in the period contributed to a rise in valuations for many securities held in the Fund;

•

The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position was the main detraction in the Fund’s performance relative to the benchmark, as aggregate interest rates in the short-end of the yield curve declined in the year.

Portfolio strategy and outlook

We plan to keep the Fund’s average maturity and duration profile positioned for higher interest rates in the future. We believe that aggregate rates on the short-end of the yield curve will not increase meaningfully over the next several quarters and have been increasing average maturities for this Fund slowly. We expect even with this recent increase in maturities within the Fund, the overall profile of the Fund’s interest rate risk will be lower than that of its benchmark.

We also plan on maintaining a significant allocation to Texas securities and an underweight to securities of issuers from geographies with weaker fiscal conditions. We remain focused on the long-term negative trends in financial strength for many local municipalities from hard hit regions of the country. With this in mind, we continue to focus on maintaining an underweight allocation to riskier credits within the Fund, relative to the benchmark.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa, and must have an outstanding par value of at least $5 million. The bonds must be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on August 28, 2008.

(4)	Reflects 3.00% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is May 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to August 28, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

Bond Credit Quality as of July 31, 2012

Credit Rating(4)	Percentage of Total Investments
AAA	29%
AA	50%
A	10%
BBB	6%
Cash	5%

(4)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION MUNICIPAL BOND FUND

Fund results

During the year ended July 31, 2012, the Frost Low Duration Municipal Bond Fund (the “Fund”) produced a total return of 1.32% (Institutional Class Shares) and 1.03% (Class A Shares), versus 2.46% for its benchmark index, the Barclays Capital 3-Year Municipal Bond Index.

Strategic impact

The following characteristics contributed to returns in the year:

•	Interest income contributed over half of the overall return of the Fund;

•	The decline in tax-exempt interest rates in the period contributed to a rise in valuations for many securities held in the Fund;

•

The Fund’s average maturities and duration were less than the benchmark. This defensive interest rate position was the main detraction in the Fund’s performance relative to the benchmark, as aggregate interest rates in the short-end of the yield curve declined in the year.

Portfolio strategy and outlook

We plan to keep the Fund’s average maturity and duration profile positioned for higher interest rates in the future. Our view is that aggregate rates on the short-end of the yield curve will not increase meaningfully over the next several quarters and have been increasing average maturities for this Fund slowly. We expect even with this recent increase in the maturities within the Fund, the overall profile of the Fund’s interest rate risk will be lower than that of its benchmark.

We plan on maintaining a significant allocation to Texas securities and underweight to securities of issuers from geographies with weaker fiscal conditions. We remain focused on the long-term negative trends in financial strength for many local municipalities from harder hit regions of the country. We are maintaining a conservative credit position for this Fund.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Barclays Capital 3-Year Municipal Bond Index is a broad based market index. To be included, bonds must have minimum credit rating of Baa; outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million, have a dated date after December 31, 1990 and be at least one year from their maturity date.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on August 28, 2008.

(4)	Reflects 2.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares and Class A Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is August 31, 2004 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. For the period April 25, 2008 to August 28, 2008, the performance for Class A Shares was that of the Institutional Class Shares less 12b-1 fees applicable to Class A Shares.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LOW DURATION MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2012

Credit Rating(4)	Percentage of Total Investments
AAA	33%
AA	42%
A	9%
BBB	3%
Cash	12%
Not Rated	1%

(4)	The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poors, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Fund objective

The Frost Kempner Treasury and Income Fund’s (the “Fund”) investment objective is to provide a high level of current income and preservation of capital through investment in full faith and credit U.S. Government obligations.

Market commentary

Interest rates remained low during the twelve months ended July 31, 2012. It also is likely the Federal Reserve will take further action to stimulate the sluggish U.S. economy, thereby maintaining lower rates for a short time more. However, it is our belief that the U.S. economy is gradually recovering and that during early 2013, the Consumer Price Index will rise somewhat from present levels. This will put pressure on bond prices and increase yields. Preparing for a more inflationary environment is not something that can be done in hindsight, so we feel comfortable with our decision to invest solely in Treasury Inflation Protected Securities (“TIPS”) because we think we will need inflation protection over the next 3-5 years. Since the Federal Reserve has maintained its low interest rate policy, the price of TIPS over the past year has not presented many buying opportunities. Instead, we have sold some of our TIPS to take advantage of the higher prices. As a result, the Fund has a present buying reserve of 50%.

During the year ended July 31, 2012, the Fund had a return of 6.12%. The Fund’s benchmark, Barclays Capital U.S. Treasury Bond Index, had a return of 8.17% for the same year.

Portfolio strategy

We still expect inflation to return in the long-term because we maintain a somewhat more optimistic view of the economy than many. The presidential election will be decided and the fiscal cliff caused by failure to retain the Bush Tax Cuts, will likely be avoided, removing some of the uncertainty in the U.S. financial markets. A full portfolio of TIPS is one of the ways that people investing in short and long-term full faith and credit Treasury bonds will be able to protect the value of their principal against inflation in the future.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Barclays Capital U.S. Treasury Bond Index is composed of all U.S. Treasury publicly issued obligations with a remaining maturity of one year or more.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST KEMPNER TREASURY AND INCOME FUND

Growth of a $1,000,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is November 30, 2006. (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LKCM MULTI-CAP EQUITY FUND

Fund objective

The Frost LKCM Multi-Cap Equity Fund (the “Fund”) seeks to maximize long-term capital appreciation.

Fund performance

For the year ended July 31, 2012, the Fund underperformed its benchmark, the S&P 500 Index, advancing 4.55% versus a 9.13% advance for the S&P 500 Index. The Fund’s underperformance this past fiscal year was driven by both sector allocation and stock selection.

During the year ended July 31, 2012, the Fund’s performance benefited from stock selection in the Materials and Consumer Discretionary sectors and was hurt by stock selection relative to the benchmark in the Energy, Healthcare, Information Technology, and Consumer Staples sectors. The Fund benefited from an overweight position in the Healthcare sector relative to the benchmark, while the Fund’s underweight position in the Energy sector detracted from the Fund’s performance relative to the benchmark.

Market commentary

Thus far in calendar 2012, we believe the overall stock market is following a fairly typical Presidential election year pattern with a strong first quarter being following a pullback in the second quarter and a fairly quiet but upward biased summer. If the typical election year pattern continues for the remainder of the year, we believe the stock market should show continued positive results. We continue to believe stock market valuations (indicated by a low Price-Earnings ratio) should protect the market from a meaningful decline as long as interest rates remain at historic lows.

Our economic analysis leads us to concede the period of upside earnings surprises is likely behind us and as a result those with a higher predictability of earnings are more likely to outperform. We continue to expect more growth oriented securities to outperform value oriented issues as the economic cycle develops. The lack of further monetary and fiscal tools to stimulate the economy continues to worry investors but we believe that a double dip recession is unlikely and that investors will soon begin to focus on the outstanding financial characteristics of corporate balance sheets, even with the likely reduced confidence in earnings growth. Although we believe that growth in corporate profits (as well as overall economic growth) will slow beginning in early 2013 due to concerns over the potential fiscal cliff, the lack of clarity on tax policy, and confusion over the impact on health care reform, we continue to expect downside to earnings projections are not likely to be meaningful for 2013 and we believe the overall stock market should continue to have an upward bias, particularly with ten year Treasury securities yielding less than 2%.

It is our belief that the stock market will continue to rotate toward predictability of earnings and where management teams have demonstrated a prudent use of cash flows. We continue to believe that inflation is not likely to increase materially until capacity utilization, bank lending, and employment improve materially, and we do not expect this to occur until at least the second half of calendar 2013. As a result, we do not anticipate interest rates will rise in the near term in an amount sufficient to negatively impact the stock market.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST LKCM MULTI-CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	Institutional Class Shares commenced operations on April 25, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to April 25, 2008 for the Institutional Class Shares, the performance data quoted for the Fund represents past performance of the Predecessor Fund, a common trust fund managed by Frost Bank, adjusted to reflect fees and expenses borne by the Fund. The Predecessor Fund commenced operations prior to the periods shown. The earliest date for which the Predecessor Fund’s performance can be calculated applying the relevant performance standards is July 31, 2002 (“Performance Start Date”). The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Fund objective

The Frost Mid Cap Equity Fund (the “Fund”) seeks to maximize long-term capital appreciation.

Performance:

The Fund’s Institutional Class underperformed its benchmark, the Russell Midcap Index, during the year ended July 31, 2012, returning -5.06% versus the 2.28% return for the Index.

The past year has been a challenging period for the Fund. While the benchmark is up slightly, we’ve experienced significant stock market volatility which included two 10%+ declines. The increased volatility can be traced to slow U.S. economic growth, along with global economic, political and economic concerns that dampened investor confidence. The Fund’s performance was negatively impacted by this volatility and from being underweight the more defensive areas of the market; namely the REIT’s and Utilities sectors. The Healthcare sector was a bright spot for the Fund as solid stock selection, along with one investment being acquired, added significantly to the Fund’s performance. Stock selection in the Industrials and Financials sectors detracted from the Fund’s performance.

Looking ahead, there remain challenges for the markets that include sub-optimal U.S. economic growth, high unemployment, and economic weakness in the European and China economies. In addition, the political election and fiscal policy will continue to dominate the news. We will continue to monitor these and other challenges facing the market and believe that taking a longer view on the markets will benefit the Fund going forward.

Please note that during the period, the Fund transitioned from a SMID Cap fund to a Mid Cap fund on February 13, 2012. This transition resulted in fewer investments in slightly larger companies. The Russell Midcap Index is the new benchmark.

Investment Strategy:

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for the Fund’s shareholders. Our goal is to generate superior returns over time relative to the Fund’s benchmark and to minimize the risk (volatility) of the Fund’s portfolio. We believe our consistent investment disciplines have produced a winning strategy.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Russell 2500 Index is a broad-based securities index featuring 2,500 stocks that cover the small-cap and mid-cap market capitalizations.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST MID CAP EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)	Class A Shares commenced operations on February 13, 2012.

(4)	Reflects 5.75% sales charge.

(5)	Concurrent with the change in the Fund’s name, principal investment strategy and non-fundamental investment limitation on February 13, 2012, the Fund has changed its primary benchmark from the Russell 2500 Index to the Russell Midcap Index because Frost Investment Advisors, LLC believes it is more representative of the type of securities in which the Fund invests.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

*	For periods prior to February 13, 2012 for Class A Shares, the performance data quoted for the Fund represents past performance of the Institutional Class Shares, adjusted to reflect fees and expenses borne by that Class.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Market review

The Frost Natural Resources Fund commenced on September 27, 2011, so the commentary below is for the period ended July 31, 2012.

Performance

From the date of its inception to the July 31, 2012 year-end, the Frost Natural Resources Fund, Institutional Class (the “Fund”) had a return of 1.50% versus 4.39% for its benchmark, the S&P North American Natural Resources Index. The Fund’s underperformance reflects the impact of large cash inflows at a time when the market was moving up substantially in the first quarter of 2012, in addition to the portfolio’s underweighting of integrated oil company stocks relative to the benchmark weight of same. During the year, the Fund maintained an underweight allocation of Chevron, ConocoPhillips and ExxonMobil, stocks which comprise 21% of the benchmark on a combined basis. In addition to being underweight, ExxonMobil, Chevron and not owning ConocoPhillips, the portfolio was negatively impacted by its overweight allocation to oilfield service and mid-cap E&P’s; both of which suffered during risk-off phases due to their generally higher betas. The risk aversion trades which occurred during the past fiscal year also served to reduce crude prices while simultaneously driving U.S. dollar appreciation. Moving forward, we believe that our bias toward oilfield service and equipment companies will be rewarded, as activity in the oil and gas exploration and production areas looks poised to increase.

The portfolio’s top contributors during the year included Cobalt Energy, Seadrill, Ensco, Monsanto, Oil States and Newmont Mining. Holdings which detracted the most from the portfolio’s performance included: ProShares UltraShort Oil & Gas, SM Energy, Hess, Pioneer Natural Resources and Marathon Petroleum. During fiscal year 2012, the portfolio continued to benefit from inflows which resulted in the portfolio maintaining an average cash position of 10 percent. The portfolio has maintained a bias toward oil-levered names within the energy sector, specifically to natural gas. Furthermore, the portfolio continues to be overweight oilfield service and tools equipment providers relative to Integrated Oil companies and Exploration & Production companies. The portfolio’s weighting in the materials and processing sector increased steadily throughout the year, with allocation towards agricultural related names increased in advance of the summer drought and the resulting reduced crop production. Portfolio exposure to utilities remains very modest, as valuations appear rich for many names within this sector.

Outlook

The sluggish economic recovery has resulted in a fragile set of market conditions. For each apparently helpful piece of economic data (e.g. housing starts) there is another data point which suggests greater caution (e.g gasoline prices) may be warranted. The managers continue to rely upon our tested investment process, comfortable in the knowledge that we own strong businesses which we expect will succeed over time. Looking forward over the next twelve months, we believe that energy & commodity related stocks are poised to perform well in light of continued modest economic improvement both in the U.S. and abroad. In addition, the potential for commodity price spikes associated with supply dislocations are possible, as geopolitical tensions in the Middle East, and more recently the South China Sea, serve as potential cauldrons of instability.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The S&P North American Sector Indices provide investors with a suite of equity benchmarks that represent U.S. traded securities across seven broadly defined economic sectors: Consumer, Cyclical, Financial Services, Health Care, Natural Resources, Technology, and Utilities. S&P Indices uses GICS® to determine a company’s sector classification. Each index is modified-capitalization weighted, where a stock’s weight is capped at a level determined on a sector basis.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

MANAGEMENT DISCUSSION AND FUND PERFORMANCE (Unaudited)	FROST NATURAL RESOURCES FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Class A Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Class A Shares commenced operations on September 27, 2011.

(3)	Reflects 5.75% sales charge.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK‡ — 94.9%
Consumer Discretionary — 16.0%
Amazon.com*	17,046	$3,976,832
BorgWarner* (A)	61,965	4,157,852
DIRECTV, Cl A*	146,685	7,284,377
Dollar General*	171,315	8,738,778
DR Horton (A)	247,257	4,359,141
Michael Kors Holdings*	84,665	3,495,818
Panera Bread, Cl A*	22,265	3,506,515
priceline.com*	7,395	4,893,567
Starbucks	119,900	5,429,072
Starwood Hotels & Resorts Worldwide (A)	62,875	3,404,681
Ulta Salon Cosmetics & Fragrance	52,840	4,485,059

		53,731,692

Consumer Staples — 11.1%
Coca-Cola	66,957	5,410,126
Costco Wholesale	76,927	7,398,839
CVS Caremark	106,385	4,813,921
Fresh Market* (A)	64,115	3,775,732
Mead Johnson Nutrition, Cl A	43,170	3,149,683
PepsiCo	70,344	5,116,119
Philip Morris International	85,277	7,797,729

		37,462,149

Energy — 7.8%
Anadarko Petroleum	87,640	6,085,722
Cameron International*	95,140	4,782,688
Cobalt International Energy*	234,380	5,882,938
EOG Resources	40,628	3,981,950
Schlumberger	76,763	5,470,131

		26,203,429

Description	Shares	Value

Financials — 2.7%
BlackRock, Cl A	18,361	$3,126,144
Invesco (A)	125,189	2,770,433
MetLife	103,799	3,193,895

		9,090,472

Health Care — 11.6%
Allergan	63,618	5,221,129
Biogen Idec* (A)	44,400	6,474,852
Celgene*	108,582	7,433,524
Cepheid* (A)	157,965	5,061,199
Edwards Lifesciences*	33,745	3,414,994
Illumina* (A)	161,630	6,702,796
Myriad Genetics*	65,345	1,623,823
Varian Medical Systems* (A)	52,750	2,879,095

		38,811,412

Industrials — 9.0%
Cummins	35,468	3,401,381
Deere (A)	66,435	5,103,537
FedEx	51,318	4,634,015
Lincoln Electric Holdings	104,755	4,177,630
Rockwell Automation	44,735	3,013,350
Union Pacific (A)	80,771	9,903,332

		30,233,245

Information Technology — 31.8%
Adobe Systems*	108,023	3,335,750
Apple	51,505	31,457,194
Baidu ADR*	26,295	3,169,073
Citrix Systems*	44,545	3,237,531
Cognizant Technology Solutions, Cl A*	99,701	5,660,026
eBay*	113,760	5,039,568
EMC*	262,255	6,873,704
F5 Networks*	30,030	2,804,201
Fortinet*	224,360	5,386,884
Google, Cl A*	5,802	3,672,492
Lam Research* (A)	97,955	3,370,631
Mastercard, Cl A	8,173	3,568,087
Microsoft	230,915	6,805,065
NetApp*	114,675	3,746,432
Oracle	107,695	3,252,389
QUALCOMM	114,930	6,859,022
Visa, Cl A	41,715	5,384,155
VMware, Cl A*	34,875	3,165,255

		106,787,459

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST GROWTH EQUITY FUND

Description	Shares/ Face Amount	Value

Materials — 4.9%
BHP Billiton ADR (A)	36,058	$2,392,087
Monsanto	67,600	5,787,912
Potash Corp. of Saskatchewan	110,836	4,894,518
Praxair	32,104	3,331,111

		16,405,628

Total Common Stock (Cost $243,573,353)		318,725,486

CASH EQUIVALENTS** — 5.9%
AIM STIT-Government & Agency Portfolio, 0.020%	19,256,938	19,256,938
FFI Select Institutional Fund, 0.162% (B)	23,996	23,996
Fidelity Institutional Prime Money Market Fund, 0.169% (B)	320,328	320,328
Goldman Sachs Financial Square Money Market Fund, 0.153% (B)	54,843	54,843
Invesco AIM Liquid Asset Money Fund, 0.164% (B)	310,350	310,350
JPMorgan Prime Money Market Fund, 0.152% (B)	54,605	54,605

Total Cash Equivalents (Cost $20,021,060)		20,021,060

REPURCHASE AGREEMENTS (B) (C) — 4.2%
BNP Paribas 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $1,671,189	$1,671,177	1,671,177
HSBC Securities 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $6,684,765	6,684,709	6,684,709
Mizuho 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $5,682,035	5,682,003	5,682,003

Total Repurchase Agreements (Cost $14,037,889)		14,037,889

Total Investments — 105.0% (Cost $277,632,302)		$352,784,435

Percentages are based on Net Assets of $335,926,906.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2012.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $14,325,592.
(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $14,802,011.
(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST DIVIDEND VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 95.4%
Consumer Discretionary — 14.9%
Cinemark Holdings	515,980	$12,063,613
McDonald’s	96,702	8,641,291
Nordstrom	61,500	3,329,610
Time Warner Cable (A)	149,039	12,657,882
Yum! Brands (A)	87,312	5,661,310

		42,353,706

Consumer Staples — 8.2%
Coca-Cola (A)	38,128	3,080,742
Kraft Foods, Cl A	228,772	9,084,536
Kroger (A)	257,480	5,708,332
Philip Morris International	58,443	5,344,028

		23,217,638

Energy — 11.9%
Chevron	97,896	10,727,444
Ensco, Cl A	84,440	4,587,625
Occidental Petroleum	71,990	6,265,290
Schlumberger	39,067	2,783,914
Seadrill (A)	126,745	4,916,439
Total ADR (A)	101,140	4,647,383

		33,928,095

Financials — 18.1%
American Express	50,860	2,935,131
BB&T	204,694	6,421,251
CME Group, Cl A	162,700	8,478,297
East West Bancorp	151,550	3,303,790
Huntington Bancshares (A)	714,370	4,439,810

Description	Shares	Value

JPMorgan Chase	169,695	$6,109,020
Lazard, Cl A (A)	118,235	3,174,610
MetLife (A)	246,300	7,578,651
PNC Financial Services Group	95,755	5,659,120
Wells Fargo	93,645	3,166,137

		51,265,817

Health Care — 11.8%
Cardinal Health	150,934	6,503,746
Covidien	134,685	7,526,198
Medtronic	83,296	3,283,528
Merck	161,464	7,131,865
Novartis ADR (A)	57,855	3,391,460
Teva Pharmaceutical Industries ADR	135,912	5,557,442

		33,394,239

Industrials — 2.2%
Honeywell International	54,902	3,187,061
Norfolk Southern	42,005	3,110,470

		6,297,531

Information Technology — 11.8%
Accenture, Cl A	49,500	2,984,850
Cisco Systems	187,828	2,995,856
International Business Machines	16,060	3,147,439
Microsoft	198,170	5,840,070
Motorola Solutions	123,655	5,977,483
SAP ADR (A)	51,141	3,240,294
Telefonaktiebolaget LM Ericsson ADR (A)	519,111	4,801,777
Western Union	266,485	4,644,833

		33,632,602

Materials — 3.9%
BHP Billiton ADR (A)	46,991	3,117,383
Freeport-McMoRan Copper & Gold	89,888	3,026,529
Newmont Mining	109,750	4,880,582

		11,024,494

Telecommunication Services — 7.1%
AT&T	245,750	9,318,840
BCE (A)	79,130	3,366,190
Vodafone Group ADR	255,776	7,353,560

		20,038,590

Utilities — 5.5%
American Water Works	187,890	6,811,012
Aqua America (A)	234,150	6,003,606
Exelon	73,230	2,864,758

		15,679,376

Total Common Stock (Cost $252,952,935)		270,832,088

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST DIVIDEND VALUE EQUITY FUND

Description	Shares/ Face Amount	Value

CASH EQUIVALENTS* — 4.7%
AIM STIT-Government & Agency Portfolio, 0.020%	11,403,057	$11,403,057
FFI Select Institutional Fund, 0.162% (B)	64,926	64,926
Fidelity Institutional Prime Money Market Fund, 0.169% (B)	866,725	866,725
Goldman Sachs Financial Square Money Market Fund, 0.153% (B)	148,391	148,391
Invesco AIM Liquid Asset Money Fund, 0.164% (B)	839,726	839,726
JPMorgan Prime Money Market Fund, 0.152% (B)	147,746	147,746

Total Cash Equivalents (Cost $13,470,571)		13,470,571

REPURCHASE AGREEMENTS (B) (C) — 13.4%
BNP Paribas 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $4,521,805	$4,521,773	4,521,773
HSBC Securities 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $18,087,244	18,087,093	18,087,093
Mizuho 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $15,374,115	15,374,029	15,374,029

Total Repurchase Agreements (Cost $37,982,895)		37,982,895

Total Investments — 113.5% (Cost $304,406,401)		$322,285,554

Percentages are based on Net Assets of $283,988,337.

*	Rate shown is the 7-day effective yield as of July 31, 2012.
(A)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $38,508,221.
(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $40,050,409.
(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST STRATEGIC BALANCED FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 88.2%
Exchange Traded Funds — 58.0%
iShares Barclays Aggregate Bond Fund	5,344	$601,681
iShares Barclays Intermediate Credit Bond Fund (A)	1,174	129,901
iShares Barclays TIPS Bond Fund	3,960	480,902
iShares iBoxx Investment Grade Corporate Bond Fund	3,215	389,915
iShares MSCI EAFE Index Fund	5,594	279,700
iShares MSCI Germany Index Fund (A)	4,231	85,508
iShares MSCI South Korea Index Fund (A)	1,272	70,711
SPDR S&P 500 ETF Trust	15,301	2,107,101
Vanguard Large Cap ETF	26,751	1,681,033
Vanguard Mega Cap 300 ETF (A)	6,092	289,126
Vanguard MSCI Emerging Markets ETF	7,252	290,225
Vanguard Small Cap Value ETF	1,639	111,255

		6,517,058

Open-End Funds — 26.4%
Cohen & Steers Institutional Realty Shares	5,188	232,210
Frost Total Return Bond Fund, Institutional Shares**	77,023	831,846
Ivy High Income Fund	54,815	459,901
PIMCO Total Return Fund	94,946	1,089,030
Templeton Global Bond Fund	26,596	348,136

		2,961,123

Closed-End Funds — 3.8%
Eaton Vance Senior Floating-Rate Trust (A)	18,271	289,230
Macquarie Global Infrastructure Total Return Fund	7,762	143,209

		432,439

Total Registered Investment Companies (Cost $9,232,572)		9,910,620

Description	Shares/ Face Amount	Value

COMMON STOCK — 0.8%
Materials — 0.8%
BHP Billiton ADR (A) (Cost $100,088)	1,312	$87,038

CASH EQUIVALENTS* — 11.3%
AIM STIT-Government & Agency Portfolio, 0.020%	1,242,557	1,242,557
FFI Select Institutional Fund, 0.162% (B)	784	784
Fidelity Institutional Prime Money Market Fund, 0.169% (B)	10,460	10,460
Goldman Sachs Financial Square Money Market Fund, 0.153% (B)	1,791	1,791
Invesco AIM Liquid Asset Money Fund, 0.164% (B)	10,135	10,135
JPMorgan Prime Money Market Fund, 0.152% (B)	1,783	1,783

Total Cash Equivalents (Cost $1,267,510)		1,267,510

REPURCHASE AGREEMENTS (B) (C) — 4.1%
BNP Paribas 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $54,573	$54,572	54,572
HSBC Securities 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $218,291	218,289	218,289
Mizuho 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $185,547	185,546	185,546

Total Repurchase Agreements (Cost $458,407)		458,407

Total Investments — 104.4% (Cost $11,058,577)		$11,723,575

Percentages are based on Net Assets of $11,227,401.

*	Rate shown is the 7-day effective yield as of July 31, 2012.
**	Affiliated investment is a registered investment company which is managed by the Adviser or an affiliate of the Adviser or which is distributed by an affiliate of the Fund’s distributor. Transactions with affiliated companies during the year ended July 31, 2012 are as follows:

Balance of Shares Held as of 07/31/12	Value of Shares Held as of 07/31/12	Dividend Income	Realized Gain
77,023	$831,846	$42,381	$34

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST STRATEGIC BALANCED FUND

(A)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $470,453.
(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $483,360.
(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

ADR — American Depositary Receipt

ETF — Exchange Traded Fund

EAFE — Europe, Australasia and Far East

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

TIPS — Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST DIVERSIFIED STRATEGIES FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

REGISTERED INVESTMENT COMPANIES — 91.1%
Exchange Traded Funds — 68.6%
Active Bear ETF	2,100	$49,245
Consumer Staples Select Sector SPDR Fund	3,400	121,142
Guggenheim Solar ETF	2,000	30,600
IQ Hedge Macro Tracker ETF (A)	7,242	199,517
IQ Hedge Multi-Strategy Tracker ETF (A)	13,417	373,529
iShares Barclays 7-10 Year Treasury Bond Fund	1,000	109,280
iShares Barclays Aggregate Bond Fund (D)	1,000	112,590
iShares Dow Jones Select Dividend Index Fund (A) (D)	10,406	596,992
iShares MSCI EAFE Index Fund	2,900	145,000
iShares MSCI Emerging Markets Index Fund (D)	8,643	338,114
iShares MSCI Pacific ex-Japan Index Fund (D)	6,800	291,176
iShares Russell 1000 Growth Index Fund (D)	7,430	475,074
iShares Russell 1000 Value Index Fund (D)	10,800	743,148
iShares S&P 100 Index Fund (D)	7,951	506,559
iShares S&P Europe 350 Index Fund (A) (D)	6,645	225,266
iShares S&P Global Timber & Forestry Index Fund	942	35,589
iShares S&P Latin America 40 Index Fund (D)	1,000	42,020
iShares S&P MidCap 400 Index Fund (D)	1,502	141,248
iShares S&P Moderate Allocation Fund (A)	32,347	1,004,051
iShares S&P SmallCap 600 Index Fund (D)	2,730	198,471
Jefferies TR/J CRB Global Commodity Equity Index Fund	3,000	127,356
Market Vectors Agribusiness ETF (D)	1,050	52,112
PowerShares Emerging Markets Sovereign Debt Portfolio (D)	4,000	119,840
PowerShares Global Listed Private Equity Portfolio	13,543	120,804
PowerShares S&P 500 Low Volatility Portfolio	26,460	742,732

Description	Shares/ Contracts	Value

ProShares Credit Suisse 130/30	2,987	$188,121
ProShares Hedge Replication ETF	3,825	148,792
ProShares RAFI Long/Short	819	29,402
ProShares Short 20+ Year Treasury	2,125	59,776
ProShares Short MSCI EAFE	1,681	81,444
ProShares Short MSCI Emerging Markets	1,699	52,448
ProShares Ultra MidCap 400 (D)	300	18,873
ProShares Ultra S&P 500 (D)	4,300	240,413
SPDR Barclays Capital International Treasury Bond ETF	800	47,872
SPDR Dow Jones REIT ETF (A)	900	66,834
Utilities Select Sector SPDR Fund (D)	2,342	88,809

		7,924,239

Open-End Funds — 22.0%
AQR Diversified Arbitrage Fund	78,160	862,888
AQR Risk Parity Fund	42,495	491,665
ASG Global Alternatives Fund	68,113	694,755
Loomis Sayles Absolute Strategies Fund	49,865	494,664

		2,543,972

Closed-End Funds — 0.5%
Kayne Anderson MLP Investment	1,679	52,385

Total Registered Investment Companies (Cost $10,372,745)		10,520,596

PURCHASED OPTIONS* — 0.2%
iShares Barclays Aggregate Bond Fund Put Option, Expires 03/16/13 Strike Price $109	10	600
iShares Barclays Capital International Put Option, Expires 09/22/12 Strike Price $103	20	100
iShares Barclays Capital International Put Option, Expires 01/19/13 Strike Price $107	20	3,400
iShares Dow Jones Select Dividend Index Fund Put Option, Expires 09/22/12 Strike Price $52	9	135
iShares MSCI Emerging Markets Index Fund Put Option, Expires 09/22/12 Strike Price $36	60	3,180
iShares MSCI Pacific ex-Japan Index Fund Put Option, Expires 10/20/12 Strike Price $37	10	150
iShares MSCI Pacific ex-Japan Index Fund Put Option, Expires 10/20/12 Strike Price $39	10	500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST DIVERSIFIED STRATEGIES FUND

Description	Contracts/ Shares	Value

iShares MSCI Put Option, Expires 09/22/12 Strike Price $45	15	$675
iShares S&P Europe 350 Index Fund Put Option, Expires 09/22/12 Strike Price $30	24	120
iShares S&P Europe 350 Index Fund Put Option, Expires 09/22/12 Strike Price $31	27	540
iShares S&P Europe 350 Index Fund Put Option, Expires 09/22/12 Strike Price $32	15	600
iShares S&P Latin America 40 Index Fund Put Option, Expires 09/22/12 Strike Price $41	10	950
iShares S&P MidCap 400 Index Fund Put Option, Expires 08/18/12 Strike Price $84	15	225
PowerShares Emerging Markets Sovereign Debt Portfolio Put Option, Expires 12/22/12 Strike Price $26	10	250
PowerShares Emerging Markets Sovereign Debt Portfolio Put Option, Expires 09/22/12 Strike Price $26	30	—
ProShares Ultra MidCap 400 Put Option, Expires 08/18/12 Strike Price $54	3	255
ProShares Ultra S&P 500 Put Option, Expires 09/22/12 Strike Price $52	43	6,493
SPDR S&P 500 ETF Trust Put Option, Expires 08/18/12 Strike Price $132	10	530
SPDR S&P 500 ETF Trust Put Option, Expires 08/18/12 Strike Price $116	227	681
Utilities Select Sector SPDR Fund Put Option, Expires 01/19/13 Strike Price $35	23	1,633

Total Purchased Options (Cost $120,286)		21,017

CASH EQUIVALENTS** — 7.1%
AIM STIT-Liquid Assets Portfolio, 0.020%	748,732	748,732
FFI Select Institutional Fund, 0.162% (B)	2,077	2,077
Fidelity Institutional Prime Money Market Fund, 0.169% (B)	27,726	27,726
Goldman Sachs Financial Square Money Market Fund, 0.153% (B)	4,747	4,747

Description	Shares/ Face Amount/ Contracts	Value

Invesco AIM Liquid Asset Money Fund, 0.164% (B)	26,862	$26,862
JPMorgan Prime Money Market Fund, 0.152% (B)	4,726	4,726

Total Cash Equivalents (Cost $814,870)		814,870

REPURCHASE AGREEMENTS (B) (C) — 10.5%
BNP Paribas 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $144,650	$144,649	144,649
HSBC Securities 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $578,599	578,595	578,595
Mizuho 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $491,808	491,805	491,805

Total Repurchase Agreements (Cost $1,215,049)		1,215,049

Total Investments — 108.9% (Cost $12,522,950)		$12,571,532

WRITTEN OPTIONS* — (0.4)%
Claymore ETF Call Option, Expires 08/18/12, Strike Price $18	(20)	$(200)
iShares Dow Jones Select Dividend Index Fund Call Option, Expires 09/22/12, Strike Price $59	(30)	(900)
iShares Dow Jones Select Dividend Index Fund Call Option, Expires 08/18/12, Strike Price $57	(15)	(1,425)
iShares MSCI Call Option, Expires 08/18/12, Strike Price $52	(29)	(667)
iShares MSCI Emerging Markets Index Fund Call Option, Expires 08/18/12, Strike Price $42	(86)	(602)
iShares MSCI Pacific ex-Japan Index Fund Call Option, Expires 08/18/12, Strike Price $42	(25)	(3,875)
iShares MSCI Pacific ex-Japan Index Fund Call Option, Expires 10/20/12, Strike Price $44	(20)	(3,200)
iShares MSCI Pacific ex-Japan Index Fund Call Option, Expires 10/20/12, Strike Price $43	(20)	(4,200)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST DIVERSIFIED STRATEGIES FUND

Description	Contracts	Value

iShares Russell 1000 Growth Index Fund Call Option, Expires 08/18/12, Strike Price $67	(38)	$(380)
iShares Russell 1000 Growth Index Fund Call Option, Expires 08/18/12, Strike Price $64	(36)	(3,960)
iShares Russell 1000 Value Index Fund Call Option, Expires 08/18/12, Strike Price $71	(3)	(105)
iShares Russell 1000 Value Index Fund Call Option, Expires 08/18/12, Strike Price $69	(62)	(6,820)
iShares Russell 1000 Value Index Fund Call Option, Expires 09/22/12, Strike Price $72	(30)	(1,950)
iShares S&P Europe 350 Index Fund Call Option, Expires 08/18/12, Strike Price $35	(27)	(1,350)
iShares S&P Europe 350 Index Fund Call Option, Expires 08/18/12, Strike Price $34	(18)	(1,440)
iShares S&P MidCap 400 Index Fund Call Option, Expires 08/18/12, Strike Price $101	(15)	(375)
iShares S&P SmallCap 600 Index Fund Call Option, Expires 08/18/12, Strike Price $76	(24)	(960)
iShares S&P 100 Index Fund Call Option, Expires 08/18/12, Strike Price $64	(59)	(4,425)
iShares S&P 100 Index Fund Call Option, Expires 09/22/12, Strike Price $65	(20)	(2,100)
Market Vectors Agribusiness ETF Call Option, Expires 08/18/12, Strike Price $51	(2)	(60)
ProShares Ultra MidCap 400 Call Option, Expires 08/18/12, Strike Price $67	(3)	(1,500)
ProShares Ultra S&P 500 Call Option, Expires 09/22/12, Strike Price $60	(43)	(4,386)

Total Written Options (Premiums Received $(24,758))		$(44,880)

Percentages are based on Net Assets of $11,547,885.

*	Non- income producing security.
**	Rate shown is the 7- day effective yield as of July 31, 2012.
(A)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $1,250,589.
(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $1,281,187.
(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.
(D)	Underlying security for purchased put/written call options.

EAFE — Europe, Australasia and Far East

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

MSCI — Morgan Stanley Capital International

RAFI — Research Affiliates Fundamental Index

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipt

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 86.8%
Consumer Discretionary — 8.1%
Best Buy (A)	251,200	$4,544,208
Gannett (A)	235,500	3,322,905
H&R Block	98,000	1,580,740
Home Depot (A)	25,300	1,320,154
Staples (A)	289,400	3,686,956

		14,454,963

Consumer Staples — 5.7%
Archer-Daniels-Midland (A)	169,800	4,430,082
Avon Products (A)	66,700	1,033,183
Wal-Mart Stores	64,000	4,763,520

		10,226,785

Energy — 9.0%
Baker Hughes (A)	144,400	6,688,608
BP ADR	123,500	4,927,650
ConocoPhillips	15,100	822,044
Valero Energy	134,600	3,701,500

		16,139,802

Financials — 15.7%
Allstate (A)	181,400	6,222,020
Annaly Capital Management‡ (A)	248,300	4,327,869
Bank of America	193,830	1,422,712
Barclays ADR (A)	163,800	1,713,348
Fidelity National Financial, Cl A	169,371	3,153,688
Lincoln National	35,567	713,118
Marsh & McLennan	227,800	7,565,238
XL Group, Cl A	151,250	3,123,313

		28,241,306

Description	Shares	Value

Health Care — 6.6%
Becton Dickinson (A)	27,500	$2,082,025
Johnson & Johnson	17,200	1,190,584
Novartis ADR (A)	42,200	2,473,764
Teva Pharmaceutical Industries ADR	150,200	6,141,678

		11,888,051

Industrials — 12.6%
Boeing	84,800	6,267,568
Dover (A)	73,800	4,019,886
General Dynamics (A)	13,500	856,440
Ingersoll-Rand	21,000	890,610
Raytheon (A)	96,700	5,364,916
Siemens ADR (A)	61,500	5,208,435

		22,607,855

Information Technology — 14.5%
Applied Materials	181,100	1,972,179
Black Box (A)	144,756	3,856,300
Hewlett-Packard	232,600	4,242,624
International Business Machines	45,200	8,858,296
Pulse Electronics	377,200	682,732
Western Union	363,300	6,332,319

		25,944,450

Materials — 5.6%
Alcoa	87,900	744,513
Dow Chemical (A)	126,300	3,634,914
Mosaic	27,900	1,621,269
PPG Industries	10,500	1,149,330
Rio Tinto ADR	61,700	2,851,157

		10,001,183

Telecommunication Services — 9.0%
AT&T	183,692	6,965,601
Nippon Telegraph & Telephone ADR	295,300	6,845,054
Vodafone Group ADR	83,500	2,400,625

		16,211,280

Total Common Stock (Cost $177,881,845)		155,715,675

CASH EQUIVALENTS* — 13.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 0.000%	22,389,615	22,389,615
FFI Select Institutional Fund, 0.162% (B)	59,263	59,263
Fidelity Institutional Prime Money Market Fund, 0.169% (B)	791,129	791,129
Goldman Sachs Financial Square Money Market Fund, 0.153% (B)	135,448	135,448

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST KEMPNER MULTI-CAP DEEP VALUE EQUITY FUND

Description	Shares/ Face Amount	Value

Invesco AIM Liquid Asset Money Fund, 0.164% (B)	766,484	$766,484
JPMorgan Prime Money Market Fund, 0.152% (B)	134,860	134,860

Total Cash Equivalents (Cost $24,276,799)		24,276,799

REPURCHASE AGREEMENTS (B) (C) — 19.3%
BNP Paribas 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $4,127,409	$4,127,380	4,127,380
HSBC Securities 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $16,509,660	16,509,522	16,509,522
Mizuho 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $14,033,172	14,033,094	14,033,094

Total Repurchase Agreements (Cost $34,669,996)		34,669,996

Total Investments — 119.6% (Cost $236,828,640)		$214,662,470

Percentages are based on Net Assets of $179,487,085.

*	Rate shown is the 7-day effective yield as of July 31, 2012.
‡	Real Estate Investment Trust
(A)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $35,538,089.
(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $36,557,180.
(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST SMALL CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 96.3%
Consumer Discretionary — 14.5%
Bally Technologies*	41,000	$1,792,110
Cooper Tire & Rubber	109,925	1,920,390
Deckers Outdoor* (A)	37,000	1,543,270
Dick’s Sporting Goods	45,411	2,230,588
Francesca’s Holdings* (A)	69,771	2,191,507
Guess? (A)	65,523	1,972,242
Hanesbrands*	63,000	1,891,260
Harman International Industries	50,000	2,017,500
Sotheby’s (A)	60,000	1,761,000
Teavana Holdings*	185,382	2,076,279
Warnaco Group*	42,000	1,791,720
Wendy’s (A)	414,000	1,900,260
WMS Industries*	87,000	1,598,190

		24,686,316

Consumer Staples — 3.0%
Darling International*	108,000	1,784,160
Fresh Del Monte Produce	78,000	1,911,000
TreeHouse Foods* (A)	27,546	1,542,300

		5,237,460

Energy — 8.0%
Atwood Oceanics* (A)	41,000	1,825,730
Berry Petroleum, Cl A (A)	48,000	1,824,960
C&J Energy Services* (A)	105,000	1,971,900
CARBO Ceramics (A)	22,130	1,420,303
Forest Oil*	238,007	1,630,348
Lufkin Industries (A)	32,000	1,473,600
Oil States International*	22,905	1,665,194
Stone Energy*	69,000	1,811,940

		13,623,975

Description	Shares	Value

Financials — 15.4%
Alterra Capital Holdings	75,000	$1,745,250
American Equity Investment Life Holding (A)	130,000	1,517,100
Aspen Insurance Holdings	66,000	1,896,840
Cathay General Bancorp (A)	113,000	1,829,470
Hanover Insurance Group	46,000	1,613,220
Horace Mann Educators	70,856	1,235,729
Lazard, Cl A (A)	64,491	1,731,583
National Financial Partners* (A)	162,672	2,415,679
Och-Ziff Capital Management Group, Cl A (A)	253,502	1,837,890
Pebblebrook Hotel Trust‡ (A)	53,236	1,209,522
PrivateBancorp, Cl A	84,000	1,286,880
Umpqua Holdings (A)	138,000	1,722,240
West Coast Bancorp* (A)	94,100	1,871,649
Western Alliance Bancorp*	129,387	1,192,948
WSFS Financial (A)	75,703	3,136,375

		26,242,375

Health Care — 11.7%
Bruker*	138,000	1,631,160
Catamaran*	13,388	1,131,415
Cepheid* (A)	47,807	1,531,736
Charles River Laboratories International*	50,366	1,713,955
Health Net*	68,000	1,497,360
Integra LifeSciences Holdings*	36,000	1,384,560
LifePoint Hospitals* (A)	45,000	1,715,400
Magellan Health Services*	32,000	1,542,400
Natus Medical* (A)	118,653	1,466,551
PSS World Medical* (A)	81,000	1,692,090
Questcor Pharmaceuticals*	41,321	1,523,505
Salix Pharmaceuticals*	33,058	1,481,660
ViroPharma* (A)	77,722	1,687,345

		19,999,137

Industrials — 19.4%
AerCap Holdings*	150,000	1,701,000
Air Lease, Cl A* (A)	81,433	1,602,602
Atlas Air Worldwide Holdings*	44,810	2,032,582
Brink’s	58,000	1,345,600
Cenveo* (A)	733,069	1,385,500
Crane	49,000	1,911,000
Curtiss-Wright (A)	56,000	1,678,320
GATX	43,000	1,809,010
Harsco	87,000	1,848,750
Kirby*	36,000	1,899,720
Korn/Ferry International*	108,000	1,421,280

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST SMALL CAP EQUITY FUND

Description	Shares	Value

Lennox International	37,000	$1,615,790
MasTec* (A)	112,890	1,801,724
Meritor*	468,324	2,191,756
Regal-Beloit (A)	23,452	1,509,605
Ryder System	46,217	1,822,799
Spirit Aerosystems Holdings, Cl A*	79,000	1,856,500
Terex*	93,872	1,830,504
WABCO Holdings*	33,683	1,849,870

		33,113,912

Information Technology — 20.2%
Akamai Technologies*	69,938	2,460,419
DST Systems	34,000	1,832,600
Emulex*	207,635	1,343,399
Finisar* (A)	132,000	1,640,760
Global Payments	36,266	1,552,910
Hittite Microwave*	34,241	1,734,992
Integrated Silicon Solution* (A)	250,997	2,442,201
Intersil, Cl A	144,100	1,327,161
JDA Software Group*	65,000	1,922,700
JDS Uniphase*	176,000	1,731,840
Lattice Semiconductor*	360,000	1,335,600
Microsemi* (A)	98,000	1,897,280
NCR*	75,000	1,749,000
Parametric Technology*	96,500	2,078,610
RF Micro Devices*	437,812	1,698,711
Riverbed Technology*	104,779	1,848,302
Skyworks Solutions*	34,295	992,154
Super Micro Computer*	120,554	1,496,075
Teradyne*	129,000	1,897,590
Ubiquiti Networks* (A)	101,641	1,437,204

		34,419,508

Materials — 4.1%
Gold Resource (A)	77,098	1,382,367
Intrepid Potash* (A)	161,784	3,776,039
Scotts Miracle-Gro, Cl A (A)	47,000	1,875,300

		7,033,706

Total Common Stock (Cost $168,462,542)		164,356,389

CASH EQUIVALENTS** — 5.6%
AIM STIT-Government & Agency Portfolio, 0.020%	7,749,625	7,749,625
FFI Select Institutional Fund, 0.162% (B)	58,193	58,193
Fidelity Institutional Prime Money Market Fund, 0.169% (B)	776,856	776,856

Description	Shares/ Face Amount	Value

Goldman Sachs Financial Square Money Market Fund, 0.153% (B)	133,005	$133,005
Invesco AIM Liquid Asset Money Fund, 0.164% (B)	752,656	752,656
JPMorgan Prime Money Market Fund, 0.152% (B)	132,427	132,427

Total Cash Equivalents (Cost $9,602,762)		9,602,762

REPURCHASE AGREEMENTS (B) (C) — 20.0%
BNP Paribas 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $4,052,947	$4,052,920	4,052,920
HSBC Securities 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $16,211,810	16,211,675	16,211,675
Mizuho 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $13,780,000	13,779,924	13,779,924

Total Repurchase Agreements (Cost $34,044,519)		34,044,519

Total Investments — 121.9% (Cost $212,109,823)		$208,003,670

Percentages are based on Net Assets of $170,583,141.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2012.
‡	Real Estate Investment Trust
(A)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $34,681,842.
(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $35,897,656.
(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST INTERNATIONAL EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 95.4%
Australia — 0.3%
BHP Billiton	17,777	$590,504

Brazil — 3.7%
BM&FBOVESPA	290,110	1,632,329
Embraer ADR	70,300	1,784,214
Itau Unibanco Holding ADR	145,500	2,300,355
Natura Cosmeticos	119,700	3,126,850

		8,843,748

Canada — 4.8%
Canadian National Railway	57,400	5,063,746
Cenovus Energy	80,910	2,472,844
Potash Corp. of Saskatchewan	88,367	3,902,287

		11,438,877

China — 6.7%
Baidu ADR*	26,217	3,159,673
China Life Insurance, Cl H	603,384	1,656,340
China Merchants Bank, Cl H	1,743,080	3,193,006
Industrial & Commercial Bank of China, Cl H	4,588,400	2,616,274
Sinopharm Group, Cl H	863,300	2,526,453
Tencent Holdings	93,912	2,788,195

		15,939,941

Denmark — 3.1%
Novo Nordisk, Cl B	47,840	7,376,340

France — 7.1%
Air Liquide	42,730	4,778,783
Cie Generale des Etablissements Michelin	40,386	2,744,103

Description	Shares	Value

LVMH Moet Hennessy Louis Vuitton	37,875	$5,697,587
Publicis Groupe	76,444	3,763,237

		16,983,710

Germany — 9.4%
Adidas	79,525	5,964,581
Allianz	33,400	3,313,575
Fresenius Medical Care	65,400	4,727,651
SAP	67,977	4,314,037
Siemens	46,100	3,906,487

		22,226,331

Hong Kong — 3.8%
CNOOC	2,802,316	5,621,602
Hong Kong Exchanges and Clearing	255,900	3,414,281

		9,035,883

Ireland — 2.2%
Accenture, Cl A	24,019	1,448,346
Covidien	66,700	3,727,196

		5,175,542

Israel — 3.1%
Check Point Software Technologies*	56,734	2,755,570
Teva Pharmaceutical Industries ADR	115,164	4,709,056

		7,464,626

Japan — 9.3%
Canon	18,903	631,231
Dai-ichi Life Insurance	1,385	1,451,818
FANUC	19,647	3,033,268
KDDI	509	3,504,566
Komatsu	163,980	3,637,775
Mitsubishi UFJ Financial Group	964,700	4,677,868
Toyota Motor	135,559	5,183,345

		22,119,871

Mexico — 1.5%
Wal-Mart de Mexico, Ser V	1,299,780	3,666,184

Netherlands — 3.0%
Schlumberger	82,150	5,854,009
Yandex, Cl A*	70,400	1,353,792

		7,207,801

South Korea — 2.7%
Hyundai Motor	19,574	4,066,398
Samsung Electronics	1,974	2,269,155

		6,335,553

Sweden — 2.8%
Hennes & Mauritz, B Shares	130,084	4,802,206

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST INTERNATIONAL EQUITY FUND

Description	Shares	Value

Svenska Handelsbanken, A Shares	52,000	$1,803,057

		6,605,263

Switzerland — 7.4%
Julius Baer Group	68,505	2,446,984
Nestle	94,700	5,818,010
Novartis	81,387	4,778,968
Swatch Group	5,250	2,081,297
Syngenta	7,470	2,547,136

		17,672,395

United Kingdom — 23.1%
ARM Holdings	270,494	2,339,909
BG Group	254,817	5,016,116
British American Tobacco	115,137	6,115,410
Carnival	101,856	3,416,466
HSBC Holdings	577,879	4,833,905
Kingfisher	890,876	3,715,556
Pearson	144,854	2,711,899
Reckitt Benckiser Group	105,756	5,803,619
Rolls-Royce Holdings	178,760	2,376,191
SABMiller	77,223	3,329,639
Standard Chartered	243,619	5,576,929
Tesco	829,189	4,128,505
Vodafone Group	1,953,970	5,592,100

		54,956,244

United States — 1.4%
Yum! Brands	50,500	3,274,420

Total Common Stock (Cost $202,444,005)		226,913,233

PREFERRED STOCK — 1.9%
Germany — 1.9%
Volkswagen (Cost $2,382,246)	26,289	4,473,679

CASH EQUIVALENT** — 2.0%
AIM STIT-Government & Agency Portfolio, 0.020% (Cost $4,856,927)	4,856,927	4,856,927

Total Investments — 99.3% (Cost $209,683,178)		$236,243,839

The outstanding forward foreign currency contracts held by the Fund at July 31, 2012 are as follows:

Counterparty	Settlement Date	Currency to Deliver	Currency to Receive	Unrealized Appreciation
State Street	11/08/12	EUR 12,684,200	USD 16,617,380	$990,005

For the year ended July 31, 2012, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $237,823,418.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2012.

ADR — American Depositary Receipt

Cl — Class

EUR — Euro

Ser — Series

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

ASSET-BACKED SECURITIES — 30.9%
Automotive — 15.2%
AmeriCredit Automobile Receivables Trust, Ser 2010-3, Cl D 4.980%, 01/08/18	$4,000,000	$4,322,900
AmeriCredit Automobile Receivables Trust, Ser 2010-4, Cl C 2.760%, 05/09/16	4,000,000	4,106,576
AmeriCredit Automobile Receivables Trust, Ser 2011-2, Cl D 4.000%, 05/08/17	2,000,000	2,102,744
Avis Budget Rental Car Funding AESOP, Ser 2011-5A, Cl A 3.270%, 02/20/18 (A)	3,500,000	3,681,428
Chesapeake Funding, Ser 2012-1A, Cl C 2.246%, 11/07/23 (A) (B)	3,000,000	2,999,999
Chrysler Financial Auto Securitization Trust, Ser 2010-A, Cl D 3.520%, 08/08/16	4,000,000	4,028,700
CPS Auto Trust, Ser 2010-A, Cl A 2.890%, 03/15/16 (A)	1,087,586	1,088,742
CPS Auto Trust, Ser 2011-A, Cl A 2.820%, 04/16/18 (A)	1,626,375	1,637,242
CPS Auto Trust, Ser 2011-B, Cl A 3.680%, 09/17/18 (A)	1,376,808	1,411,862
DT Auto Owner Trust, Ser 2010-1A, Cl D 5.920%, 09/15/16 (A)	500,000	507,169
DT Auto Owner Trust, Ser 2011-2A, Cl D 4.360%, 12/15/16 (A)	3,500,000	3,523,663

Description	Face Amount	Value

Ford Credit Auto Owner Trust, Ser 2010-B, Cl C 2.770%, 05/15/16	$500,000	$516,068
Ford Credit Floorplan Master Owner Trust, Ser 2012-1, Cl D 2.342%, 01/15/16 (B)	2,000,000	2,000,000
Hertz Vehicle Financing, Ser 2010-1A, Cl A1 2.600%, 02/25/15 (A)	500,000	511,233
Rental Car Finance, Ser 2011-1A, Cl B1 4.380%, 02/25/16 (A)	3,000,000	3,126,684
Santander Drive Auto Receivables Trust, Ser 2010-3, Cl C 3.060%, 11/15/17	5,000,000	5,074,860
Santander Drive Auto Receivables Trust, Ser 2011-S1A, Cl C 1.890%, 05/15/17 (A)	1,111,336	1,108,131
Volkswagen Auto Loan Enhanced Trust, Ser 2011-1, Cl A2 0.670%, 12/20/13	74,871	74,907

		41,822,908

Credit Cards — 3.0%
Charming Shoppes Master Trust, Ser 2007-1A, Cl A1 1.492%, 09/15/17 (A) (B)	1,250,000	1,250,533
Charming Shoppes Master Trust, Ser 2007-1A, Cl B1 2.242%, 09/15/17 (A) (B)	5,000,000	4,988,415
World Financial Network Credit Card Master Trust II, Ser 2010-1A, Cl A 4.160%, 09/15/17 (A)	250,000	251,038
World Financial Network Credit Card Master Trust, Ser 2006-A, Cl B 0.592%, 02/15/17 (A) (B)	750,000	743,065
World Financial Network Credit Card Master Trust, Ser 2010-A, Cl B 6.750%, 04/15/19	1,000,000	1,118,705

		8,351,756

Other Asset-Backed Securities — 12.7%
CLI Funding, Ser 2011-2A 4.940%, 10/18/26 (A)	1,388,649	1,453,946
CNH Wholesale Master Note Trust, Ser 2011-1A, Cl B 1.892%, 12/15/15 (A) (B)	1,000,000	1,002,503
DSC Floorplan Master Owner Trust, Ser 2011-1, Cl A 3.910%, 03/15/16 (A)	3,500,000	3,593,879
GE Dealer Floorplan Master Note Trust, Ser 2012-3, Cl A 0.736%, 06/20/17 (B)	10,000,000	10,001,200
Impact Funding, Ser 2001-A 5.925%, 07/25/33	1,310,603	1,497,175

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Marriott Vacation Club Owner Trust, Ser 2009-2A, Cl A 4.809%, 07/20/31 (A)	$1,280,796	$1,338,088
National Collegiate Student Loan Trust, Ser 2004-2, Cl A3 0.455%, 04/26/27 (B)	3,072,712	3,000,945
Seaco Global, Ser 2012-1A, Cl A 4.11%, 07/19/27 (B)	3,575,000	3,574,292
Sierra Receivables Funding, Ser 2007-2A, Cl A2 1.247%, 09/20/19 (A) (B)	501,219	494,059
Sierra Receivables Funding, Ser 2010-1A, Cl A1 4.480%, 07/20/26 (A)	1,423,407	1,459,276
Sierra Receivables Funding, Ser 2012-1A, Cl B 3.580%, 11/20/28 (A)	820,129	827,939
SLM Student Loan Trust, Ser 2012-A 1.621%, 08/15/25 (A) (B)	2,213,386	2,233,742
TAL Advantage, Ser 2011-2A, Cl A 4.310%, 05/20/26 (A)	2,650,000	2,718,189
Textainer Marine Containers, Ser 2011-1A, Cl A 4.700%, 06/15/26 (A)	1,783,333	1,846,717

		35,041,950

Total Asset-Backed Securities (Cost $83,585,501)		85,216,614

MORTGAGE-BACKED SECURITIES — 26.0%
Agency Residential Mortgage-Backed Obligations — 18.1%
FHLMC 2.509%, 02/01/37 (B)	2,465,334	2,629,139
FHLMC REMIC, Ser 2010-3747, Cl UF 0.722%, 10/15/40 (B)	8,481,125	8,497,515
FNMA REMIC, Ser 2011-84, Cl F 0.595%, 01/25/40 (B)	9,201,652	9,213,066
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	5,377,817	5,764,342
GNMA REMIC, Ser 2011-125, Cl BG 2.250%, 12/20/30	4,421,623	4,507,597
GNMA, Ser 2009-116, Cl VB 5.000%, 12/20/39	265,859	266,166
GNMA, Ser 2009-70, Cl PD 5.000%, 05/20/38	7,641,304	8,291,136
GNMA, Ser 2010-80, Cl F 0.640%, 04/20/40 (B)	2,217,774	2,221,493
GNMA, Ser 2011-50, Cl DK 2.500%, 02/20/40	8,294,095	8,627,683

		50,018,137

Description	Face Amount	Value

Commercial Mortgage-Backed Obligations — 7.9%
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-6, Cl A4 5.356%, 10/10/45	$3,000,000	$3,368,874
Commercial Mortgage Pass Through Certificates, Ser 2007-FL14, Cl AJ 0.429%, 06/15/22 (A) (B)	2,920,506	2,743,324
GE Business Loan Trust, Ser 2003-1 0.679%, 04/15/31 (A) (B)	3,847,567	3,615,936
Holmes Master Issuer, Ser 2012-1A, Cl A2 2.117%, 10/15/54 (A) (B)	3,000,000	3,030,593
LB-UBS Commercial Mortgage Trust, Ser 2006-C7, Cl A3 5.347%, 11/15/38	3,000,000	3,399,771
Morgan Stanley Capital I, Ser 2003-IQ4, Cl C 4.270%, 05/15/40	2,000,000	1,969,232
Morgan Stanley Capital I, Ser 2007-T27, Cl A4 5.823%, 06/11/42 (B)	3,000,000	3,531,873

		21,659,603

Total Mortgage-Backed Securities (Cost $70,234,548)		71,677,740

CORPORATE OBLIGATIONS — 23.3%
Consumer Discretionary — 1.3%
Macy’s Retail Holdings 5.900%, 12/01/16	3,000,000	3,503,412

Consumer Staples — 1.7%
Clorox 5.950%, 10/15/17	3,000,000	3,534,144
CVS Caremark 4.875%, 09/15/14	1,000,000	1,086,034

		4,620,178

Energy — 3.1%
BP AMI Leasing (A) 5.523%, 05/08/19	3,000,000	3,492,822
KFW 1.000%, 01/12/15	2,000,000	2,026,600
Noble Holding International 3.450%, 08/01/15	3,000,000	3,164,346

		8,683,768

Financials — 12.9%
ABN Amro Bank MTN (A) (B) 2.217%, 01/30/14	3,000,000	3,011,880
Bank of America (B) 2.008%, 07/11/14	3,000,000	2,985,825
Citigroup (B) 0.535%, 03/07/14	10,000,000	9,784,860

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Hartford Financial Services Group 4.000%, 03/30/15	$5,000,000	$5,257,530
HSBC Finance (B) 0.897%, 06/01/16	3,000,000	2,806,296
Morgan Stanley (B) 2.052%, 01/24/14	10,000,000	9,851,800
UBS MTN 2.250%, 08/12/13	2,000,000	2,023,494

		35,721,685

Health Care — 1.2%
Express Scripts Holding 6.250%, 06/15/14	3,000,000	3,282,933

Industrials — 1.2%
Ingersoll-Rand Global Holding 9.500%, 04/15/14	3,000,000	3,400,191

Information Technology — 1.9%
Applied Materials 2.650%, 06/15/16	3,000,000	3,164,316
Fiserv 3.125%, 10/01/15	2,000,000	2,081,672

		5,245,988

Total Corporate Obligations (Cost $62,334,247)		64,458,155

U.S. TREASURY OBLIGATIONS — 8.6%
U.S. Treasury Notes 2.000%, 04/30/16 (C)	5,000,000	5,297,265
0.875%, 01/31/17	2,500,000	2,538,280
0.375%, 04/15/15 (C)	2,500,000	2,507,618
0.250%, 02/28/14 to 05/15/15 (C)	13,500,000	13,502,717

Total U.S. Treasury Obligations (Cost $23,739,541)		23,845,880

MUNICIPAL BONDS — 5.9%
Colorado State, Housing & Finance Authority, Ser B 1.600%, 05/15/16	3,000,000	3,035,340
Florida State, Hurricane Catastrophe Fund Finance, Ser A, RB (B) Callable 08/15/12 @ 100 1.022%, 10/15/12	2,000,000	1,999,180
New York, Institute of Technology, Ser A-RMKT, RB 4.799%, 03/01/14	3,400,000	3,514,784
North Carolina, Eastern Municipal Power Agency, Ser C, RB 4.430%, 01/01/14	1,500,000	1,556,415
Oklahoma County, Finance Authority, Build America Bonds, RB 5.350%, 09/01/15	750,000	831,262

Description	Face Amount/ Shares	Value

San Antonio, Convention Hotel Finance, Ser B, RB, AMBAC 4.800%, 07/15/13	$1,215,000	$1,236,919
South Texas, Higher Education Authority, Ser 2012-1, Cl A1 0.961%, 10/01/20 (B)	1,801,255	1,797,383
Will County, Community Unit School District No. 365 Valley View, Ser B, GO 4.750%, 11/01/15	2,000,000	2,227,260

Total Municipal Bonds (Cost $15,710,132)		16,198,543

CASH EQUIVALENTS* — 0.5%
AIM STIT-Government & Agency Portfolio, 0.020%	643,797	643,797
FFI Select Institutional Fund, 0.162% (D)	25,350	25,350
Fidelity Institutional Prime Money Market Fund, 0.169% (D)	338,409	338,409
Goldman Sachs Financial Square Money Market Fund, 0.153% (D)	57,938	57,938
Invesco AIM Liquid Asset Money Fund, 0.164% (D)	327,867	327,867
JPMorgan Prime Money Market Fund, 0.152% (D)	57,687	57,687

Total Cash Equivalents (Cost $1,451,048)		1,451,048

REPURCHASE AGREEMENTS — 12.6%
BNP Paribas (D) (E) 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $1,765,518	1,765,506	1,765,506
HSBC Securities (D) (E) 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $7,062,082	7,062,023	7,062,023
Mizuho (D) (E) 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $6,002,753	6,002,720	6,002,720
Morgan Stanley 0.160%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $10,000,044 (collateralized by a FNMA obligation, par value $9,475,870, 4.000%, 05/01/42; with total market value $10,300,000)	10,000,000	10,000,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Morgan Stanley Open Ended 0.159%, dated 07/30/12, to be repurchased on 09/09/49**, repurchase price $10,000,088 (collateralized by corporate obligations, par value $4,931,963-$5,811,549, 1.125%- 9.125%, 03/01/17-09/15/17; with total market value $10,700,001)	$10,000,000	$10,000,000

Total Repurchase Agreements (Cost $34,830,249)		34,830,249

Total Investments — 107.8% (Cost $291,885,266)		$297,678,229

Percentages	are based on Net Assets of $276,208,114.
*	Rate shown is the 7-day effective yield as of July 31, 2012.
**	Repurchase date stated is the termination date of the repurchase agreement. This repurchase agreement is terminable daily upon demand, which is reflective of the repurchase price stated.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B)	Variable Rate Security -The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2012.
(C)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $15,308,790.
(D)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $15,637,500.
(E)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

AESOP — Auto Employee Stock Ownership Plan

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MORTGAGE-BACKED SECURITIES — 39.3%
Agency Residential Mortgage-Backed Obligations — 21.3%
FHLMC 6.000%, 05/01/26 to 11/01/47	$2,493,774	$2,745,283
5.500%, 12/01/37	1,184,393	1,307,281
5.000%, 04/01/24	1,249,058	1,375,294
2.509%, 02/01/37 (A)	3,805,731	4,058,596
2.491%, 08/01/37 (A)	1,467,773	1,564,897
FHLMC REMIC, Ser 2010-3695, IO 4.500%, 05/15/30	7,059,029	713,025
FHLMC REMIC, Ser 2010-3747, Cl HX 4.500%, 11/15/39	10,000,000	11,334,140
FHLMC REMIC, Ser 2011-3834, IO 4.000%, 02/15/29	15,075,596	1,341,874
FHLMC REMIC, Ser 2011-3875, Cl GK 2.250%, 06/15/26	5,539,975	5,676,529
FHLMC REMIC, Ser 2011-3898, Cl FC 0.759%, 11/15/36 (A)	8,212,551	8,250,462
FHLMC REMIC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	19,634,058	1,990,104
FNMA 5.500%, 07/01/36 to 12/01/47	2,749,575	2,999,203

Description	Face Amount	Value

FNMA (continued)
5.000%, 04/01/19 to 05/01/35	$6,062,384	$6,593,053
4.500%, 02/01/39 to 08/01/41	31,232,759	34,306,961
3.500%, 10/01/40 to 11/01/40	4,211,283	4,472,185
2.440%, 01/01/38 (A)	12,684,839	13,530,468
2.356%, 07/01/37 (A)	9,407,345	10,020,055
FNMA REMIC, Ser 2005-66, Cl FD 0.546%, 07/25/35 (A)	3,157,907	3,160,847
FNMA REMIC, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	20,011,427	1,903,461
FNMA REMIC, Ser 2011-121, Cl JP 4.500%, 12/25/41	4,829,757	5,198,157
FNMA REMIC, Ser 2011-146, Cl AY 3.500%, 01/25/32	5,000,000	5,329,985
FNMA REMIC, Ser 2012-13, Cl JP 4.500%, 02/25/42	4,273,039	4,559,657
FNMA REMIC, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	24,592,829	3,623,298
FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	11,533,459	1,592,809
FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	14,979,666	2,094,696
FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	15,795,661	2,245,822
FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	17,074,729	2,281,848
FNMA STRIPS, Ser 2011-407, IO 4.000%, 03/25/41	23,344,378	3,225,676
GNMA 4.500%, 06/15/39	2,917,704	3,214,034
GNMA REMIC, Ser 2009-108, Cl WG 4.000%, 09/20/38	3,954,277	4,238,487
GNMA REMIC, Ser 2008-68, Cl DC 5.000%, 01/20/29	418,707	428,378
GNMA REMIC, Ser 2009-116, Cl VB 5.000%, 12/20/39	265,859	266,166
GNMA REMIC, Ser 2011-125, IO 4.000%, 12/20/30	26,529,735	2,525,740
GNMA REMIC, Ser 2012-10, Cl LD 3.000%, 07/20/40	9,670,551	10,242,467

		168,410,938

Commercial Mortgage-Backed Obligations — 17.9%
A10 Securitization, Ser 2012-1, Cl C 7.870%, 04/15/24 (B)	1,461,158	1,460,829
Banc of America Merrill Lynch Commercial Mortgage, Ser 2006-6, Cl AJ 5.421%, 10/10/45	5,000,000	3,555,030
Banc of America Merrill Lynch Commercial Mortgage, Ser 2008-1, Cl B 6.438%, 02/10/51 (A) (B)	500,000	275,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Banc of America Merrill Lynch Commercial Mortgage, Ser 2008-1, Cl AJ 6.438%, 02/10/51 (A)	$5,000,000	$4,111,615
Bear Stearns Commercial Mortgage Securities, Ser 2005-PW10, Cl AJ 5.635%, 12/11/40 (A)	3,000,000	2,471,646
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl A3 5.209%, 12/11/38	2,000,000	2,024,102
Bear Stearns Commercial Mortgage Securities, Ser 2006-PW14, Cl AM 5.243%, 12/11/38	3,000,000	3,222,486
Bear Stearns Commercial Mortgage Securities, Ser 2006-T22, Cl AM 5.713%, 04/12/38 (A)	1,000,000	1,083,789
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW16, Cl AM 5.906%, 06/11/40 (A)	2,000,000	2,131,730
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl J 5.898%, 06/11/50 (A) (B)	883,932	8,574
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl AM 5.915%, 06/11/50 (A)	2,000,000	2,153,538
Bear Stearns Commercial Mortgage Securities, Ser 2007-PW17, Cl AJ 6.094%, 06/11/50 (A)	5,000,000	3,875,440
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl AJ 5.921%, 03/15/49 (A)	1,500,000	1,365,038
Citigroup Commercial Mortgage Trust, Ser 2006-C4, Cl C 5.921%, 03/15/49 (A)	1,200,000	471,269
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser 2005-CD1, Cl AJ 5.394%, 07/15/44 (A)	5,000,000	5,001,175
Commercial Mortgage Pass Through Certificates, Ser 2010-C1, Cl C 5.971%, 07/10/46 (A) (B)	1,750,000	2,008,370
Credit Suisse First Boston Mortgage Securities, Ser 2001-CF2, Cl G 6.930%, 02/15/34 (B)	865,000	837,081
Credit Suisse First Boston Mortgage Securities, Ser 2005-C4, Cl AJ 5.190%, 08/15/38 (A)	2,000,000	2,025,146
Credit Suisse First Boston Mortgage Securities, Ser 2005-C6, Cl AJ 5.230%, 12/15/40 (A)	1,500,000	1,524,767
Credit Suisse Mortgage Capital Certificates, Ser 2006-C1, Cl A3 5.593%, 02/15/39 (A)	545,354	557,172

Description	Face Amount	Value

DBUBS Mortgage Trust, Ser 2011-LC1A, Cl C 5.728%, 11/10/46 (A) (B)	$1,000,000	$1,108,101
Entertainment Properties Trust, Ser 2003-EPR, Cl B 5.734%, 02/15/18 (B)	3,700,000	3,744,326
FREMF Mortgage Trust, Ser 2011-K15, Cl B 5.100%, 08/25/44 (A) (B)	4,000,000	4,182,112
FREMF Mortgage Trust, Ser 2012-K710, Cl C 3.949%, 06/25/47 (A) (B)	2,000,000	1,786,453
GE Business Loan Trust, Ser 2007-1A, Cl D 1.249%, 04/16/35 (A) (B)	8,271,227	5,438,059
Greenwich Capital Commercial Funding, Ser 2007-GG9, Cl J 5.963%, 03/10/39 (A) (B)	1,000,000	1,100
JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP8, Cl AJ 5.480%, 05/15/45 (A)	5,000,000	4,634,675
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AM 6.251%, 02/15/51 (A)	3,000,000	3,072,042
JPMorgan Chase Commercial Mortgage Securities, Ser 2004-C3, Cl E 5.044%, 01/15/42 (A)	5,337,000	4,411,409
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 6.256%, 02/15/51 (A) (B)	1,000,000	85,600
JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LDPX, Cl A3 5.420%, 01/15/49	2,850,000	3,226,012
LB-UBS Commercial Mortgage Trust, Ser 2005-C2, Cl AJ 5.205%, 04/15/30 (A)	3,750,000	3,828,563
LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl C 5.350%, 11/15/40 (A)	1,100,000	1,013,238
LB-UBS Commercial Mortgage Trust, Ser 2006-C7, Cl AM 5.378%, 11/15/38	5,000,000	5,105,055
LB-UBS Commercial Mortgage Trust, Ser 2007-C6, Cl D 6.440%, 07/15/40 (A)	650,000	305,500
Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl B 6.041%, 06/12/50 (A)	250,000	27,948

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Merrill Lynch Mortgage Trust, Ser 2007-C1, Cl A4 6.041%, 06/12/50 (A)	$1,000,000	$1,123,684
Merrill Lynch Mortgage Trust, Ser C1, Cl AM 6.041%, 06/12/50 (A)	2,000,000	1,908,326
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser 2007-7, Cl A4 5.810%, 06/12/50 (A)	2,250,000	2,449,971
Morgan Stanley Capital I, Ser 2006-IQ11, Cl AJ 5.898%, 10/15/42 (A)	3,000,000	2,903,718
Morgan Stanley Capital I, Ser 2006-IQ11, Cl A3 5.862%, 10/15/42 (A)	100,379	102,028
Morgan Stanley Capital I, Ser 2006-T23, Cl A3 5.984%, 08/12/41 (A)	1,600,000	1,654,917
Morgan Stanley Capital I, Ser 2007-IQ15, Cl AM 6.076%, 06/11/49 (A)	10,000,000	10,374,080
Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (A)	5,000,000	3,799,660
Morgan Stanley Capital I, Ser 2007-T25, Cl B 5.614%, 11/12/49 (A) (B)	1,750,000	1,030,848
Morgan Stanley Capital I, Ser 2007-T27, Cl B 5.823%, 06/11/42 (A) (B)	500,000	369,944
Morgan Stanley Capital I, Ser 2007-T27, Cl AJ 5.823%, 06/11/42 (A)	8,000,000	7,072,096
Morgan Stanley Capital I, Ser 2008-T29, Cl A4 6.279%, 01/11/43	3,500,000	4,251,471
Morgan Stanley Capital I, Ser 2011-C1, Cl C 5.422%, 09/15/47 (A) (B)	2,000,000	2,101,910
Morgan Stanley Dean Witter Capital I, Ser 2003-HQ2, Cl B 5.040%, 03/12/35	200,000	202,669
Morgan Stanley Reremic Trust, Ser 2009-GG10, Cl A4A 5.979%, 08/12/45 (A) (B)	5,000,000	5,742,650
Morgan Stanley Reremic Trust, Ser 2011-KEYA, Cl 1B 7.000%, 12/19/40 (A) (B)	8,000,000	7,940,592
UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.536%, 05/10/45 (A) (B)	4,000,000	3,855,720

Description	Face Amount	Value

Velocity Commercial Capital Loan Trust, Ser 2011-1 4.246%, 08/25/40 (A) (B)	$4,135,984	$3,530,062
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C30, Cl J 6.060%, 12/15/43 (A) (B)	1,414,000	49,194

		142,597,530

Non-Agency Residential Mortgage-Backed Obligations — 0.1%
Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.496%, 02/25/37 (A)	1,000,000	10,618
Wells Fargo Mortgage Backed Securities Trust, Ser 2006-3, Cl A3 5.750%, 03/25/36	59,257	59,205

		69,823

Total Mortgage-Backed Securities (Cost $317,963,645)		311,078,291

CORPORATE OBLIGATIONS — 28.5%
Consumer Discretionary — 3.2%
AutoZone 7.125%, 08/01/18	4,000,000	5,019,640
Darden Restaurants 6.200%, 10/15/17	2,000,000	2,331,366
Lorillard Tobacco 8.125%, 06/23/19	5,000,000	6,303,050
New Albertsons 7.450%, 08/01/29	1,022,000	590,205
O’Reilly Automotive 4.875%, 01/14/21	5,000,000	5,471,445
Wynn Las Vegas (C) 7.750%, 08/15/20	5,000,000	5,550,000

		25,265,706

Consumer Staples — 1.0%
Kroger (C) 3.400%, 04/15/22	2,000,000	2,025,856
Reynolds Group Issuer 7.750%, 10/15/16	2,500,000	2,625,000
Smithfield Foods (C) 7.750%, 07/01/17	3,000,000	3,330,000

		7,980,856

Energy — 3.9%
Anadarko Petroleum 8.700%, 03/15/19	5,000,000	6,677,290
Chesapeake Energy (C) 6.775%, 03/15/19	2,500,000	2,450,000
6.625%, 08/15/20	4,500,000	4,477,500
Nisource Finance 4.450%, 12/01/21	3,000,000	3,258,897
Suncor Energy 6.100%, 06/01/18	3,000,000	3,649,938

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Valero Energy 9.375%, 03/15/19	$3,000,000	$4,056,036
Williams 7.875%, 09/01/21	5,000,000	6,466,955

		31,036,616

Financials — 13.1%
Aflac (C) 8.500%, 05/15/19	5,000,000	6,625,540
Associates Corp. of North America 6.950%, 11/01/18	5,000,000	5,757,725
Bank of America (D) 5.875%, 01/05/21	5,000,000	5,668,400
5.250%, 03/12/25	5,000,000	4,931,340
BioMed Realty‡ 6.125%, 04/15/20	2,000,000	2,309,218
E*TRADE Financial (C) 7.875%, 12/01/15	3,000,000	3,063,750
6.750%, 06/01/16	2,640,000	2,722,500
Farmers Exchange Capital (B) 7.050%, 07/15/28	5,000,000	5,982,000
Ford Motor Credit 5.875%, 08/02/21	4,960,000	5,477,308
Genworth Financial (C) 7.625%, 09/24/21	10,000,000	9,791,930
Goldman Sachs Group 5.250%, 07/27/21	5,000,000	5,263,230
Jefferies Group 8.500%, 07/15/19	15,000,000	16,537,500
JPMorgan Chase Bank 6.000%, 07/05/17	3,000,000	3,416,721
Lloyds TSB Bank 6.375%, 01/21/21	2,000,000	2,318,028
Morgan Stanley MTN (C) (D) 5.000%, 06/11/25	6,483,000	6,448,636
PHH (C) 9.250%, 03/01/16	3,000,000	3,240,000
ProLogis‡ 5.750%, 04/01/16	2,000,000	2,193,120
Regions Financial 5.750%, 06/15/15	7,000,000	7,463,750
Santander Issuances 6.500%, 08/11/19	4,000,000	3,411,600
Societe Generale MTN (B) 5.200%, 04/15/21	1,000,000	1,026,500

		103,648,796

Health Care — 0.5%
Express Scripts Holding (B) 4.750%, 11/15/21	3,150,000	3,596,390

Industrials — 1.4%
Level 3 Financing 8.750%, 02/15/17	5,000,000	5,218,750

Description	Face Amount	Value

News America (C) 4.500%, 02/15/21	$2,500,000	$2,865,520
SABMiller Holdings (B) 3.750%, 01/15/22	3,000,000	3,290,019

		11,374,289

Information Technology — 1.0%
Hewlett-Packard 4.650%, 12/09/21	5,000,000	5,255,195
Jabil Circuit (C) 8.250%, 03/15/18	2,000,000	2,400,000

		7,655,195

Materials — 1.4%
Cliffs Natural Resources 5.900%, 03/15/20	5,000,000	5,350,415
MeadWestvaco 7.375%, 09/01/19	5,000,000	6,110,780

		11,461,195

Telecommunication Services — 2.3%
Crown Castle Towers (B) (C) 6.113%, 01/15/20	2,500,000	2,944,015
GTE 6.840%, 04/15/18	2,000,000	2,476,714
GTP Acquisition Partners I (B) 7.628%, 06/15/16	2,500,000	2,608,808
WCP Wireless Site Funding (B) 6.829%, 11/15/15	10,000,000	10,494,700

		18,524,237

Utilities — 0.7%
Sabine Pass 7.500%, 11/30/16	5,000,000	5,268,750

Total Corporate Obligations (Cost $208,535,831)		225,812,030

ASSET-BACKED SECURITIES — 11.4%
Automotive — 5.9%
American Credit Acceptance Receivables Trust, Ser 2012-1, Cl D 7.230%, 11/15/18 (B)	2,000,000	2,005,726
American Credit Acceptance Receivables Trust, Ser 2012-2, Cl D 5.910%, 07/15/19 (B)	4,990,000	4,976,742
AmeriCredit Automobile Receivables Trust, Ser 2010-4, Cl E 6.400%, 04/09/18 (B)	4,500,000	4,857,681
AmeriCredit Automobile Receivables Trust, Ser 2011-1, Cl E 6.230%, 07/09/18	3,750,000	4,026,934

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

AmeriCredit Automobile Receivables Trust, Ser 2011-4, Cl E 6.530%, 01/08/19 (B)	$1,440,000	$1,545,350
AmeriCredit Automobile Receivables Trust, Ser 2011-5, Cl E 6.760%, 03/08/19	2,000,000	2,169,591
AmeriCredit Automobile Receivables Trust, Ser 2012-1, Cl E 5.940%, 07/08/19 (B)	2,000,000	2,145,884
Avis Budget Rental Car Funding AESOP, Ser 2010-5A, Cl C 5.940%, 03/20/17 (B)	3,000,000	3,117,728
Bush Truck Leasing, Ser 2011-AA, Cl C 5.000%, 09/25/18 (B)	2,050,330	2,044,507
CPS Auto Trust, Ser 2007-B, Cl A4 5.600%, 01/15/14 (B)	11,758	11,773
CPS Auto Trust, Ser 2011-A, Cl D 10.000%, 04/16/18 (B)	949,363	940,795
CPS Auto Trust, Ser 2012-A, Cl D 8.590%, 06/17/19 (B)	2,099,997	2,099,358
DT Auto Owner Trust, Ser 2009-1, Cl C 10.750%, 10/15/15 (B)	603,483	611,812
DT Auto Owner Trust, Ser 2010-1A, Cl D 5.920%, 09/15/16 (B)	8,000,000	8,114,712
DT Auto Owner Trust, Ser 2011-3A, Cl D 5.830%, 03/15/18 (B)	2,000,000	2,092,223
DT Auto Owner Trust, Ser 2012-1A, Cl D 4.940%, 07/16/18 (B)	1,000,000	1,014,723
Santander Drive Auto Receivables Trust, Ser 2011-1, Cl D 4.010%, 02/15/17	4,000,000	4,041,759
SNAAC Auto Receivables Trust, Ser 2012-1A, Cl D 6.210%, 12/17/18 (B)	1,000,000	1,005,309

		46,822,607

Other Asset-Backed Securities — 5.5%
321 Henderson Receivables I, Ser 2010-2A, Cl B 7.450%, 01/15/50 (B)	5,400,000	5,871,549
321 Henderson Receivables I, Ser 2012-1A, Cl B 7.140%, 02/15/67 (B)	1,000,000	1,078,405

Description	Face Amount	Value

321 Henderson Receivables I, Ser 2012-2A, Cl B 6.770%, 10/17/61 (B)	$1,500,000	$1,499,160
AH Mortgage Advance Trust, Ser SART-1, Cl C1 5.920%, 05/10/43 (B)	1,000,000	1,001,250
Brazos Student Finance, Ser 2009-1, Cl B 2.968%, 12/27/39 (A)	15,000,000	9,750,000
Impact Funding 6.975%, 07/25/33	87,994	86,489
6.515%, 07/25/33	293,310	302,289
6.315%, 07/25/33	117,323	135,352
Marriott Vacation Club Owner Trust, Ser 2006-1A, Cl C 6.125%, 04/20/28 (B)	54,007	54,512
Marriott Vacation Club Owner Trust, Ser 2006-2A, Cl D 6.010%, 10/20/28 (B)	39,110	39,186
National Collegiate Student Loan Trust, Ser 2005-1, Cl A4 0.486%, 11/27/28 (A)	5,000,000	3,848,744
Sierra Receivables Funding, Ser 2007-2A, Cl A2 1.247%, 09/20/19 (A) (B)	2,673,170	2,634,979
Sierra Receivables Funding, Ser 2010-2A, Cl B 5.310%, 11/20/25 (B)	1,336,401	1,372,022
Sierra Receivables Funding, Ser 2011-1A, Cl C 6.190%, 04/20/26 (B)	4,341,558	4,427,282
Sierra Receivables Funding, Ser 2011-2A, Cl C 8.350%, 05/20/28 (B)	2,687,869	2,687,135
Sierra Receivables Funding, Ser 2011-3A, Cl C 9.310%, 07/20/28 (B)	1,466,456	1,465,907
Silverleaf Finance, Ser 2010-A, Cl C 10.000%, 07/15/22 (B)	1,403,644	1,413,662
Silverleaf Finance, Ser 2010-B, Cl B 8.475%, 05/16/22 (B)	2,280,188	2,277,245
Trip Rail Master Funding, Ser 2011-1A, Cl A2 6.024%, 07/15/41 (B)	3,000,000	3,457,210

		43,402,378

Total Asset-Backed Securities (Cost $88,006,418)		90,224,985

U.S. TREASURY OBLIGATIONS — 8.7%
U.S. Treasury Bond 3.000%, 05/15/42 (C)	5,000,000	5,437,500
U.S. Treasury Inflationary Protection Security 1.125%, 01/15/21	5,252,850	6,134,341

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

U.S. Treasury Notes 2.000%, 02/15/22 (C)	$5,000,000	$5,246,095
1.750%, 05/15/22 (C)	10,000,000	10,235,940
1.375%, 12/31/18 (C)	25,000,000	25,781,250
1.250%, 01/31/19	16,000,000	16,362,496

Total U.S. Treasury Obligations (Cost $66,266,033)		69,197,622

MUNICIPAL BONDS — 6.5%
California State, Build America Bonds, GO Callable 03/01/20 @ 100 7.950%, 03/01/36	3,000,000	3,595,470
Dallas-Fort Worth, International Airport Facilities Improvement, Ser 2001-B-1, RB 7.000%, 01/01/16	5,000,000	5,255,400
Detroit, Capital Improvement, Ser A-1, GO, AMBAC Callable 10/01/15 @ 100 5.150%, 04/01/25	5,000,000	3,307,850
Hidalgo County, Build America Bonds, GO Callable 08/15/19 @ 100 6.006%, 08/15/29	500,000	569,325
Illinois State, Build America Bonds, GO 7.350%, 07/01/35	3,000,000	3,606,240
Jefferson County, Ser A, GO Callable 09/04/12 @ 100 7.700%, 05/15/16	885,000	887,637
Maricopa County, Unified School District No. 69, School Improvement Project, GO Callable 07/01/21 @ 100 6.000%, 07/01/26	1,000,000	1,205,950
North Texas, Tollway Authority, Build America Bonds, RB Callable 02/01/20 @ 100 8.910%, 02/01/30	3,000,000	3,517,770
Ohio State, Development Assistance, RB 5.311%, 04/01/19	5,000,000	5,792,450
Pasadena, Independent School District, GO Callable 02/15/22 @ 100 4.089%, 02/15/30	3,000,000	3,250,560
Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 05/15/20 @ 100 8.000%, 05/15/29	5,000,000	5,485,100
San Antonio, Airport System, Ser B, RB, AGM 4.861%, 07/01/18	2,000,000	2,291,440

Description	Face Amount/ Shares	Value

San Juan, Higher Education Finance Authority, RB Callable 08/15/20 @ 100 8.250%, 08/15/29	$4,400,000	$4,701,180
Texas State, Public Finance Authority Charter School, Charter Education New Frontiers, Ser Q, RB Callable 08/15/20 @ 100 8.750%, 08/15/27	1,750,000	1,946,438
Texas State, Public Finance Authority Charter School, RB 8.125%, 02/15/27	1,900,000	2,101,780
University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	3,816,060

Total Municipal Bonds (Cost $46,674,960)		51,330,650

COLLATERALIZED LOAN OBLIGATIONS — 2.8%
AMMC CDO, Ser 2012-10A, Cl D 4.958%, 04/11/22 (A)(B)	4,000,000	3,555,000
Babson CLO, Ser 2005-3A, Cl E 4.966%, 11/10/19 (A)	1,676,675	1,307,807
Babson CLO, Ser 2012-1A, Cl C 4.474%, 04/15/22 (A)(B)	3,000,000	2,602,680
Gramercy Park CLO, Ser 2012-1A, Cl C 4.945%, 07/17/23 (A)(B)	4,000,000	3,610,840
Oak Hill Credit Partners, Ser 2012-6A, Cl D 4.966%, 05/15/23 (A)(B)	2,500,000	2,275,000
Race Point CLO, Ser 2012-6A, Cl D 4.966%, 05/24/23 (A)(B)	2,000,000	1,807,000
Symphony CLO, Ser 2011-7A, Cl D 3.666%, 07/28/21 (A)(B)	5,000,000	4,304,090
Symphony CLO, Ser 2011-7A, Cl E 4.066%, 07/28/21 (A)(B)	4,000,000	3,080,472

Total Collateralized Loan Obligations (Cost $23,124,238)		22,542,889

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%
Farmer Mac 0.100%, 08/23/12 (E)	250,000	249,995
HUD 6.980%, 08/01/14	20,000	20,272
Tennessee Valley Authority 3.875%, 02/15/21	5,000,000	5,869,085

Total U.S. Government Agency Obligations (Cost $5,231,580)		6,139,352

CASH EQUIVALENTS* — 0.5%
AIM STIT-Government & Agency Portfolio, 0.020%	463,508	463,508
FFI Select Institutional Fund, 0.162% (F)	119,210	119,210

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST TOTAL RETURN BOND FUND

Description	Shares/ Face Amount	Value

Fidelity Institutional Prime Money Market Fund, 0.169% (F)	1,591,403	$1,591,403
Goldman Sachs Financial Square Money Market Fund, 0.153% (F)	272,462	272,462
Invesco AIM Liquid Asset Money Fund, 0.164% (F)	1,541,828	1,541,828
JPMorgan Prime Money Market Fund, 0.152% (F)	271,279	271,279

Total Cash Equivalents (Cost $4,259,690)		4,259,690

COMMERCIAL PAPER (E) — 0.5%
Barton Capital 0.399%, 08/13/12 (B)	$250,000	249,982
BMW US Capital 0.120%, 08/09/12 (B)	250,000	249,983
CRC Funding 0.282%, 08/03/12 (B)	250,000	249,996
Deere 0.130%, 08/23/12 (B)	250,000	249,968
Ford Motor Credit 0.850%, 08/16/12	250,000	249,887
General Electric 0.111%, 08/07/12	250,000	249,993
JPMorgan Chase Bank 0.200%, 08/20/12	153,000	152,975
0.199%, 08/28/08	130,000	129,986
Liberty Street Funding 0.160%, 08/22/12 (B)	250,000	249,968
Old Line Funding 0.131%, 08/17/12 (B)	250,000	249,986
PepsiCo 0.071%, 08/20/12 (B)	250,000	249,982
Societe Generale North America 0.210%, 08/02/12	250,000	249,998
Starbird Funding 0.400%, 08/15/12 (B)	250,000	249,978
Verizon Communications 0.300%, 08/06/12 (B)	250,000	249,990
VW Credit 0.411%, 08/24/12 (B)	250,000	249,945
Wal-Mart Stores 0.101%, 08/22/12 (B)	250,000	249,985
Weatherford International 0.360%, 08/03/12 (B)	250,000	249,994
White Point Funding 0.301%, 08/14/12 (B)	250,000	249,980

Total Commercial Paper (Cost $4,282,597)		4,282,576

Description	Face Amount	Value

REPURCHASE AGREEMENTS — 9.7%
BNP Paribas (F) (G) 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $8,302,530	$8,302,472	$8,302,472
HSBC Securities (F) (G) 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $33,210,166	33,209,890	33,209,890
Mizuho (F) (G) 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $28,228,563	28,228,406	28,228,406
Morgan Stanley 0.160%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $7,000,031 (collateralized by a FNMA obligation, par value $6,633,109, 4.000%, 05/01/42; with total market value $7,210,000)	7,000,000	7,000,000

Total Repurchase Agreements (Cost $76,740,768)		76,740,768

Total Investments — 108.7% (Cost $841,085,760)		$861,608,853

Percentages are based on Net Assets of $792,817,989.

*	Rate shown is the 7-day effective yield as of July 31, 2012.
‡	Real Estate Investment Trust
(A)	Variable Rate Security – The rate reported on the Schedule of Investments is the rate in effect as of July 31, 2012.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $71,287,168.
(D)	Step Bonds – The rate reflected on the Schedule of Investments is the effective yield on July 31, 2012. The coupon on a step bond changes on a specified date.
(E)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(F)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $73,536,950.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST TOTAL RETURN BOND FUND

(G)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

AESOP — Auto Employee Stock Ownership Plan

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Corporation

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

Farmer Mac — Federal Agricultural Mortgage Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

HUD — Department of Housing and Urban Development

IO — Interest Only - face amount represents notional amount

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Security

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MUNICIPAL BONDS — 95.5%
Alaska — 0.5%
Anchorage, Ser D, GO, NATL-RE Callable 06/01/15 @ 100 5.000%, 06/01/18	$1,000,000	$1,120,480

Arizona — 0.6%
Pima County, Street and Highway Revenue, RB 3.000%, 07/01/19	1,190,000	1,296,136

California — 1.4%
California State, GO Callable 04/01/19 @ 100 6.000%, 04/01/35	1,000,000	1,189,170
San Francisco City & County, Unified School District, Proposition A-Election 2003, Ser C, GO, NATL-RE Callable 06/15/16 @ 100 4.000%, 06/15/18	1,500,000	1,674,480

		2,863,650

Colorado — 3.5%
Adams County, School District No. 14, GO, FSA Callable 12/01/16 @ 100 5.125%, 12/01/31	1,000,000	1,134,690
Boulder Valley, School District No. Re-2 Boulder, Ser B, GO 4.000%, 12/01/18	2,000,000	2,354,900
Denver, City & County Board of Water Commission, Ser A, RB, AGM (A) Pre-Refunded @ 100 4.750%, 12/01/17	1,570,000	1,629,189

Description	Face Amount	Value

Highlands Ranch, Metropolitan District No. 2, GO, NATL-RE FGIC Callable 06/15/15 @ 100 4.100%, 06/15/18	$1,000,000	$1,075,890
Pueblo County, School District No. 60, GO 3.000%, 12/15/13	1,000,000	1,036,650

		7,231,319

District of Columbia — 0.9%
District of Columbia, Ser A, GO, FGIC Callable 06/01/17 @ 100 4.750%, 06/01/31	1,750,000	1,896,458

Florida — 2.9%
Florida State, Department of Education, Ser A, RB Callable 07/01/20 @ 101 4.375%, 07/01/30	2,000,000	2,209,640
Florida State, Housing Finance, Homeowner Mortgage Special Program, Ser A, RB, FHLMC, FNMA, GNMA Callable 01/01/20 @ 100 5.000%, 07/01/28	1,760,000	1,899,480
Orlando, Capital Improvement Project, Ser A, RB 3.000%, 04/01/18	1,750,000	1,892,922

		6,002,042

Georgia — 1.0%
De Kalb County, Special Transportation, Parks & Greenspace Project, GO Callable 12/01/15 @ 100 5.000%, 12/01/18	1,000,000	1,117,330
Georgia State, Ser D, GO Callable 12/01/13 @ 100 4.000%, 12/01/14	1,000,000	1,049,400

		2,166,730

Illinois — 2.1%
Chicago, O’Hare International Airport, Ser B, RB Callable 01/01/21 @ 100 5.500%, 01/01/31	1,000,000	1,181,340
Illinois State, Ser A, GO 3.000%, 01/01/18	2,000,000	2,069,800
Lake County, Community Unit School District No. 116-Round Lake, School Building Project, GO, XLCA Callable 01/15/15 @ 100 5.250%, 01/15/24	1,000,000	1,064,450

		4,315,590

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Indiana — 1.3%
Fairfield, School Building, RB, NATL-RE FGIC Callable 01/15/14 @ 100 5.000%, 07/15/17	$1,115,000	$1,179,871
Franklin Township, School Building, RB, AMBAC Callable 01/15/17 @ 100 5.000%, 01/15/29	1,300,000	1,418,859

		2,598,730

Iowa — 1.2%
Cedar Rapids, Ser A, GO Callable 06/01/15 @ 100 4.000%, 06/01/19	1,200,000	1,292,436
Coralville, Urban Renewal Tax Increment, Ser C, TA Callable 06/01/17 @ 100 5.000%, 06/01/18	1,125,000	1,238,130

		2,530,566

Louisiana — 0.5%
St. Tammany, Parishwide School District No. 12, GO, NATL-RE Callable 03/01/15 @ 100 4.000%, 03/01/16	1,000,000	1,086,300

Maryland — 1.0%
Anne Arundel County, Water & Sewer Authority, Consolidated Water & Sewer Project, GO Callable 04/01/18 @ 100 4.700%, 04/01/36	1,000,000	1,097,700
Maryland State, State Local Facilities, Ser A, GO Callable 03/01/17 @ 100 4.000%, 03/01/23	1,000,000	1,097,630

		2,195,330

Massachusetts — 0.5%
Massachusetts State, Consolidated Loan, Ser A, GO (A) Pre-Refunded @ 100 5.000%, 08/01/14	1,000,000	1,090,450

Michigan — 1.5%
Howell, Public Schools, School Building & Site Project, GO (A) Pre-Refunded @ 100 5.000%, 05/01/17	1,000,000	1,059,110
Michigan State, Building Authority, Revenue Refunding Facilities Program, Ser I, RB, AGM Callable 10/15/13 @ 100 5.250%, 10/15/15	2,000,000	2,106,540

		3,165,650

Description	Face Amount	Value

Mississippi — 0.6%
Mississippi State, Development Bank, Rankin County Public Improvement Project, RB, AMBAC 3.500%, 07/01/14	$1,150,000	$1,192,274

Nevada — 0.5%
Clark County, School District, Ser A, GO, AGM Callable 06/15/14 @ 100 4.000%, 06/15/17	1,000,000	1,060,890

New Jersey — 0.3%
Atlantic County, State Aid County College, GO 3.375%, 01/15/15	565,000	600,086

New Mexico — 0.7%
Bernalillo County, Ser A, GO Callable 08/01/17 @ 100 4.000%, 08/01/19	300,000	340,134
New Mexico State, Severance Tax, Ser A-1, RB Callable 07/01/17 @ 100 2.750%, 07/01/20	1,000,000	1,051,680

		1,391,814

New York — 2.3%
New York City, Ser P, GO, NATL-RE Callable 08/01/15 @ 100 5.000%, 08/01/18	1,000,000	1,129,110
New York State, Dormitory Authority, State Education Project, Ser D, RB 4.000%, 03/15/16	1,000,000	1,120,310
New York State, Thruway Authority, Ser H, RB, NATL-RE 4.000%, 01/01/18	1,000,000	1,124,470
Suffolk County, Public Improvement Project, Ser B, GO, NATL-RE Callable 11/01/15 @ 100 4.375%, 11/01/18	1,400,000	1,513,540

		4,887,430

North Carolina — 0.5%
Mecklenburg County, Public Improvement Project, Ser A, GO (A) Pre-Refunded @ 100 4.000%, 02/01/13	1,000,000	1,018,970

Ohio — 2.0%
Ohio State, Third Frontier Research and Development Project, GO 4.000%, 11/01/18	3,650,000	4,255,864

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Oklahoma — 0.5%
Central Oklahoma, Transportation & Parking Authority, Parking System Project, RB, AMBAC (A) Pre-Refunded @ 100 5.000%, 07/01/13	$1,035,000	$1,079,805

Oregon — 0.5%
Oregon State, Board of Higher Education Project, Ser B, GO Callable 08/01/17 @ 100 4.500%, 08/01/32	1,000,000	1,076,790

Tennessee — 2.0%
Memphis, Ser A, GO 2.000%, 04/01/19	2,000,000	2,019,960
Montgomery County, GO, NATL-RE FGIC Callable 05/01/14 @ 102 4.750%, 05/01/16	2,000,000	2,195,640

		4,215,600

Texas — 58.3%
Alamo, Community College District, Ser A, RB 3.000%, 11/01/19	2,000,000	2,177,900
Arlington, Special Tax Revenue, RB Callable 02/15/19 @ 100 5.000%, 08/15/28	250,000	278,520
Austin, Hotel Occupancy Tax, RB, AGM Callable 11/15/13 @ 100 5.000%, 11/15/15	1,505,000	1,573,643
Austin, Independent School District, GO Callable 08/01/19 @ 100 4.125%, 08/01/21	1,000,000	1,128,310
Austin, Public Improvement Project, GO, NATL-RE FGIC (A) Pre-Refunded @ 100 4.250%, 09/01/13	1,000,000	1,043,690
Austin, Public Improvement Project, Ser 2005, GO, NATL-RE Callable 03/01/15 @ 100 5.000%, 09/01/16	500,000	558,785
Austin, Water & Wastewater System, RB, FSA (B) Callable 08/15/12 @ 100 0.370%, 05/15/24	1,150,000	1,150,000
Austin, Water & Wastewater System, Ser A, RB, AMBAC 5.000%, 11/15/19	1,000,000	1,240,610
Bastrop, Independent School District, School Building Project, GO Callable 02/15/19 @ 100 5.000%, 02/15/34	1,000,000	1,118,480

Description	Face Amount	Value

Bastrop, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.250%, 02/15/32	$500,000	$565,915
Beaumont, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/33	500,000	562,385
Capital Area, Cultural Education Facilities Finance, Roman Catholic Diocese, RB 5.125%, 04/01/20	385,000	443,739
Carrollton, Farmers Branch Independent School District, GO, PSF-GTD Callable 02/15/14 @ 100 5.000%, 02/15/17	1,000,000	1,070,410
Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21	500,000	538,715
College Station, GO Callable 02/15/18 @ 100 4.500%, 02/15/27	1,730,000	1,984,500
4.000%, 02/15/19	1,000,000	1,142,550
College Station, GO (A) Pre-Refunded @ 100 4.500%, 02/15/27	160,000	193,754
Conroe, Independent School District, GO, PSF-GTD 3.000%, 02/15/19	500,000	554,400
Corpus Christi, GO 4.000%, 03/01/19	1,010,000	1,167,590
Dallas Area, Rapid Transit, RB, NATL-RE FGIC (A) Pre-Refunded @ 100 5.000%, 12/01/12	1,000,000	1,015,820
Dallas County, Schools Public Property Finance, GO 3.000%, 06/01/19	940,000	1,024,788
Dallas, GO Callable 02/15/18 @ 100 5.000%, 02/15/25	1,000,000	1,177,610
Dallas, Ser B, RB 5.000%, 11/01/19	1,295,000	1,551,889
Denton County, GO 3.000%, 04/15/18	985,000	1,091,567
Denton, Independent School District, GO Callable 08/15/19 @ 100 5.000%, 08/15/27	1,000,000	1,137,510
Ector County, Hospital District, Ser A, RB 4.000%, 09/15/14	1,260,000	1,314,092

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

El Paso, GO Callable 08/15/19 @ 100 5.500%, 08/15/34	$1,000,000	$1,183,890
Elkhart, Independent School District, School Building Project, GO Callable 08/15/19 @ 100 4.625%, 08/15/30	665,000	753,784
Forney, Independent School District, School Building Project, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/38	1,000,000	1,118,540
Fort Bend County, Municipal Utility District No. 25, GO Callable 10/01/16 @ 100 5.600%, 10/01/36	1,000,000	1,074,600
Franklin, Independent School District, GO, PSF-GTD 2.000%, 02/15/14	2,000,000	2,050,100
Frisco, GO 3.000%, 02/15/19	1,685,000	1,859,414
Frisco, Independent School District, School Building Project, Ser A, GO, PSF-GTD Callable 08/15/17 @ 100 5.000%, 08/15/27	500,000	570,965
Galveston County, GO 3.000%, 02/01/19	600,000	654,330
Garland Independent School District, Ser A, GO, PSF-GTD Callable 08/15/13 @ 100 3.000%, 02/15/19	350,000	355,001
Grand Prairie, Independent School District, School Building Project, Ser A, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/32	1,000,000	1,106,510
Greenville, Electric Utility System, RB Callable 02/15/19 @ 100 5.000%, 02/15/20	1,000,000	1,164,230
Harris County, Cultural Education Facilities Finance, Methodist Hospital System, RB 4.000%, 06/01/14	500,000	529,630
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB Callable 10/01/19 @ 100 5.500%, 10/01/39	1,000,000	1,144,730
Houston, Ser A, GO 4.000%, 03/01/18	3,800,000	4,383,452
Hurst, Waterworks and Sewer System, GO Callable 08/15/18 @ 100 5.000%, 08/15/36	1,000,000	1,098,610

Description	Face Amount	Value

Irving, Hotel Occupancy Project, GO Callable 02/15/19 @ 100 5.000%, 08/15/39	$1,000,000	$1,137,550
Irving, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.000%, 02/15/28	500,000	557,570
Jefferson County, GO 3.000%, 08/01/18	1,500,000	1,639,335
Kaufman County, GO, AGM 3.000%, 02/15/22	1,670,000	1,710,431
Klein, Independent School District, Schoolhouse Project, GO Callable 08/01/19 @ 100 5.000%, 08/01/34	855,000	971,990
Love Field, Airport Modernization, Southwest Airlines Project, RB Callable 11/01/20 @ 100 5.250%, 11/01/40	2,500,000	2,690,175
Lubbock, GO, NATL-RE Callable 02/15/14 @ 100 5.000%, 02/15/16	145,000	154,745
Lubbock, GO, NATL-RE (A) Pre-Refunded @ 100 5.000%, 02/15/14	855,000	916,295
Mauriceville, Municipal Utility District, GO, AGM 2.000%, 11/15/14	1,110,000	1,122,898
Mesquite, Independent School District No. 1, School Building Project, GO Callable 08/15/19 @ 100 4.375%, 08/15/26	560,000	635,835
Navarro County, Junior College District, RB, AGM 3.000%, 05/15/19	550,000	575,096
2.250%, 05/15/18	880,000	895,814
North Texas, Tollway Authority, RB Callable 01/01/18 @ 100 5.750%, 01/01/33	1,000,000	1,103,780
North Texas, Tollway Authority, Ser C, RB Callable 01/01/19 @ 100 5.250%, 01/01/20	1,250,000	1,466,988
Northwest, Independent School District, GO, PSF-GTD (B) 0.300%, 02/15/15	1,000,000	1,000,000
Nueces County, GO, AMBAC (A) Pre-Refunded @ 100 5.000%, 02/15/15	1,000,000	1,071,690
Pharr/San Juan/Alamo, Independent School District, School Building Project, GO, PSF-GTD Callable 02/01/18 @ 100 5.000%, 02/01/33	1,000,000	1,115,090

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Plano, Refunding & Improvement Project, GO Callable 09/01/15 @ 100 4.100%, 09/01/19	$1,000,000	$1,090,540
Pleasant Grove, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 5.250%, 02/15/32	1,000,000	1,147,660
Polk County, GO, AGM 3.000%, 08/15/19	1,150,000	1,238,412
Port Arthur, Independent School District, School Building Project, GO Callable 02/15/19 @ 100 4.750%, 02/15/39	1,000,000	1,082,750
Red River, Educational Finance Authority, Hockaday School Project, RB Callable 05/15/15 @ 100 4.000%, 05/15/16	1,000,000	1,085,590
Rockwall, Independent School District, School Building Project, GO, PSF-GTD (B) Callable 09/04/12 @ 100 0.230%, 08/01/37	2,000,000	2,000,000
Round Rock, Independent School District, School Building Project, GO Callable 08/01/18 @ 100 5.000%, 08/01/28	1,000,000	1,177,950
Royal, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/17 @ 100 4.500%, 02/15/28	400,000	432,656
San Angelo, Independent School District, School Building Project, Ser A, GO Callable 02/15/19 @ 100 5.250%, 02/15/34	1,000,000	1,162,190
San Antonio, Electric & Gas Revenue, RB Callable 02/01/15 @ 100 5.000%, 02/01/18	1,000,000	1,106,150
San Antonio, Hotel Occupancy Project, Sub-Ser, RB, AGM Callable 08/15/13 @ 100 4.500%, 08/15/24	1,000,000	1,016,060
San Antonio, Refunding & Improvement Project, Ser A, RB, AGM 2.500%, 07/01/16	570,000	604,970
2.000%, 07/01/15	400,000	414,724
San Antonio, Water Revenue, RB Callable 11/15/18 @ 100 5.375%, 05/15/39	500,000	589,455

Description	Face Amount	Value

San Antonio, Water Revenue, Ser A, RB 2.000%, 05/15/14	$1,385,000	$1,427,090
San Antonio, Water System, RB 4.000%, 05/15/19	500,000	585,250
San Benito, Consolidated Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.000%, 02/15/33	1,000,000	1,118,020
San Jacinto, Community College District, GO 3.000%, 02/15/19	1,795,000	1,930,648
San Marcos, Tax & Toll Revenue, GO, AGM Callable 08/15/17 @ 100 5.125%, 08/15/28	500,000	563,980
Spring Branch, Independent School District, Schoolhouse Project, GO, PSF-GTD Callable 02/01/17 @ 100 5.250%, 02/01/38	1,000,000	1,148,310
Spring, Independent School District, GO, PSF-GTD Callable 02/15/14 @ 100 5.000%, 02/15/17	1,000,000	1,073,610
Texas A&M University, Permanent University Fund, RB Callable 07/01/21 @ 100 4.000%, 07/01/22	1,850,000	2,155,527
Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,226,000
Texas City, Industrial Development, Arco Pipe Line Company Project, RB 7.375%, 10/01/20	500,000	691,410
Texas State, College Student Loan, GO Callable 08/01/19 @ 100 5.000%, 08/01/21	1,000,000	1,243,170
4.625%, 08/01/30	1,200,000	1,342,272
Texas State, Department of Housing & Community Affairs, Ser B, RB, FHLMC, FNMA, GNMA, Callable 01/01/21 @ 100 4.050%, 07/01/26	1,000,000	1,057,680
Texas State, Public Finance Authority Charter Education, Cosmos Foundation, Ser A, RB Callable 02/15/20 @ 100 6.000%, 02/15/30	750,000	854,040

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Texas State, Public Finance Authority Charter Education, New Frontiers School, Ser A, RB Callable 08/15/20 @ 100 5.800%, 08/15/40	$1,100,000	$1,137,763
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.625%, 05/01/21	1,440,000	1,687,651
5.375%, 05/01/20	1,365,000	1,568,167
Texas State, Southmost College District, GO, AMBAC Callable 02/15/15 @ 100 5.000%, 02/15/22	1,000,000	1,064,290
Texas State, Transportation Commission Mobility Fund, GO Callable 04/01/18 @ 100 5.000%, 04/01/28	3,000,000	3,530,340
Texas State, Water Financial Assistance, Ser B, GO Callable 08/01/18 @ 100 5.000%, 08/01/26	2,010,000	2,397,870
Titus County, Pass Through Toll Project, Ser A, GO 4.000%, 03/01/18	555,000	616,089
Titus County, Pass Through Toll Project, Ser B, GO 4.000%, 03/01/18	1,185,000	1,310,148
Tomball, Hospital Authority, RB (C) 5.000%, 07/01/13	730,000	761,602
Travis County, GO 2.000%, 03/01/18	645,000	677,753
Tyler, Independent School District, School Building Project, GO Callable 02/15/18 @ 100 5.000%, 02/15/27	500,000	565,600
University of North Texas, Financing System Project, RB Callable 04/15/18 @ 100 5.000%, 04/15/28	500,000	567,425
University of North Texas, RB 3.000%, 04/15/18	1,000,000	1,099,450
Waco, Health Facilities Development, Hillcrest Health System Project, Ser A, RB, NATL-RE FHA Callable 08/01/16 @ 100 5.000%, 02/01/18	1,000,000	1,120,340
Waller, Independent School District, School Building Project, GO, PSF-GTD Callable 02/15/18 @ 100 5.500%, 02/15/33	1,000,000	1,144,120
Webster, Economic Development Sales Tax Authority, Refunding & Improvement Project, RB, AGM 4.125%, 09/15/13	1,075,000	1,115,872

Description	Face Amount	Value

West Harris County, Regional Water Authority, RB, AMBAC 4.500%, 12/15/13	$1,315,000	$1,376,200
Williamson County, GO 3.000%, 02/15/19	1,800,000	1,995,840
Wylie, GO Callable 02/15/18 @ 100 5.000%, 02/15/28	1,000,000	1,110,410
Ysleta, Independent School District, School Building Project, GO, PSF-GTD 5.000%, 08/15/14	1,000,000	1,093,490

		121,126,774

Utah — 2.2%
Jordan, School District, School Building Project, Ser A, GO, SCH BD GTY Callable 12/15/13 @ 100 4.000%, 06/15/16	1,000,000	1,043,540
Salt Lake City, School District, GO, SCH BD GTY Callable 03/01/15 @ 100 4.000%, 03/01/17	1,000,000	1,079,880
Utah State, Building Ownership Authority, RB (A) Pre-Refunded @ 100 5.000%, 05/15/14	555,000	601,254
Utah State, Building Ownership Authority, RB Callable 05/15/14 @ 100 5.000%, 05/15/18	445,000	476,048
Washington County, School District, GO, SCH BD GTY 4.000%, 03/01/14	1,225,000	1,296,087

		4,496,809

Vermont — 0.5%
Vermont State, Ser A, GO (A) Pre-Refunded @ 100 4.250%, 08/01/12	1,000,000	1,000,000

Virginia — 2.5%
Alexandria, Ser B, GO 4.000%, 06/15/14	1,000,000	1,068,630
Fairfax County, Sewer Authority, RB Callable 07/15/19 @ 100 4.000%, 07/15/25	1,500,000	1,682,355
Virginia Commonwealth, Transportation Board, RB 4.000%, 03/15/19	2,000,000	2,326,120

		5,077,105

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MUNICIPAL BOND FUND

Description	Face Amount/ Shares	Value

Washington — 1.6%
King County, Renton School District No. 403, GO, AGM Callable 12/01/13 @ 100 4.125%, 12/01/16	$1,000,000	$1,047,360
King County, Sewer Authority, Ser B, RB, NATL-RE Callable 01/01/14 @ 100 5.000%, 01/01/15	1,090,000	1,158,245
Washington State, Ser R-C, GO, NATL-RE Callable 01/01/14 @ 100 4.500%, 01/01/17	1,000,000	1,053,110

		3,258,715

Wisconsin — 1.6%
Wisconsin State, Ser 2, GO, NATL-RE Callable 05/01/14 @ 100 5.000%, 05/01/17	1,000,000	1,081,340
Wisconsin State, Ser B, GO Callable 05/01/21 @ 100 4.500%, 05/01/31	2,000,000	2,243,880

		3,325,220

Total Municipal Bonds (Cost $185,342,850)		198,623,577

CASH EQUIVALENT* — 4.4%
Invesco STIT-Tax-Free Cash Reserve Portfolio, 0.020% (Cost $9,087,230)	9,087,230	9,087,230

Total Investments — 99.9% (Cost $194,430,080)		$207,710,807

Percentages are based on Net Assets of $207,887,151.

*	Rate shown is the 7-day effective yield as of July 31, 2012.
(A)	Pre-Refunded Securities – The maturity date shown is the pre-refunded date.
(B)	Variable Rate Security – The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2012.
(C)	Security is escrowed to maturity.

AGM — Assured Guarantee Muncipal

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Company

FHA — Federal Housing Adminstration

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assistance

GNMA — Government National Mortgage Association

GO — General Obligation

NATl-RE — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

SCH BD GTY — School Board Guaranty

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LOW DURATION MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value

MUNICIPAL BONDS — 87.4%
Arizona — 2.3%
Mesa, GO 2.000%, 07/01/16	$2,000,000	$2,089,080

Arkansas — 1.1%
Arkansas State, Federal Highway Project, GO (A) Pre-Refunded @ 100 5.000%, 08/01/12	1,000,000	1,000,000

California — 1.4%
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB, AGM Callable 07/01/13 @ 100 5.000%, 07/01/15	1,000,000	1,043,010
San Francisco, City & County Airports Commission, Ser C, RB 5.000%, 05/01/15	250,000	279,822

		1,322,832

Connecticut — 0.8%
Monroe, Ser A, GO 2.000%, 12/15/15	700,000	730,226

Georgia — 0.5%
Georgia State, Ser D, GO 4.000%, 08/01/12	500,000	500,000

Indiana — 0.1%
Mount Vernon of Posey County, RB, AMBAC 4.000%, 01/15/13	100,000	101,589

Description	Face Amount	Value

Iowa — 2.8%
Coralville, Urban Renewal Project, Ser D-1, RB 3.000%, 06/01/14	$1,200,000	$1,228,812
Des Moines, Ser D, GO 3.250%, 06/01/13	500,000	512,225
Iowa State, University of Science & Technology, Science and Athletic Facilities Project, Ser I, RB 2.000%, 07/01/17	780,000	817,674

		2,558,711

Kentucky — 1.2%
Fayette County, School District Finance, Ser B, RB 2.000%, 07/01/16	1,080,000	1,120,478

Maryland — 0.6%
Frederick County, Public Facilities Authority, GO 3.750%, 06/01/13	500,000	514,715

Massachusetts — 2.2%
Fall River, GO 2.000%, 03/01/17	2,000,000	2,053,920

Michigan — 1.2%
Michigan State, Municipal Bond Authority, Clean Water Revolving Fund, RB 3.000%, 10/01/15	1,000,000	1,075,360

Mississippi — 1.6%
Mississippi State, Ser S, COP Callable 04/15/14 @ 100 1.250%, 04/15/16	800,000	798,552
1.000%, 04/15/15	725,000	723,651

		1,522,203

New Jersey — 1.1%
Camden County, Improvement Authority, Guarantee Loan Capital Program, RB 3.800%, 01/15/15	1,000,000	1,061,330

New Mexico — 3.5%
New Mexico State, Severance Tax, Ser A-2, RB 4.000%, 07/01/14	3,000,000	3,208,980

North Carolina — 1.1%
North Carolina State, Eastern Municipal Power Agency, Ser B, RB 3.000%, 01/01/14	1,000,000	1,032,380

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LOW DURATION MUNICIPAL BOND FUND

Description	Face Amount	Value

Oklahoma — 3.3%
Cleveland County, Independent School District No. 29 Norman, GO 1.500%, 03/01/17	$2,000,000	$2,057,340
Tulsa County, Independent School District, GO 3.500%, 06/01/13	1,000,000	1,027,190

		3,084,530

Oregon — 0.3%
Oregon State, Department of Administrative Services, Ser B, COP, AGM 4.000%, 11/01/12	250,000	252,333

Puerto Rico — 0.9%
Puerto Rico Commonwealth, Government Development, Ser Senior B, RB 5.000%, 12/01/14	750,000	796,500

Texas — 55.9%
Alamo, Community College District, Ser A, RB 2.000%, 11/01/17	2,000,000	2,084,180
Angleton, Independent School District, School Building Project, GO, PSF-GTD 3.750%, 02/15/14	900,000	947,034
Arlington, Independent School District, School Building Project, Ser A, GO, PSF-GTD 5.000%, 02/15/15	500,000	557,105
Arlington, Permanent Improvement Program, GO 3.500%, 08/15/13	500,000	517,025
Austin, Hotel Occupancy Tax, RB, AGM Callable 11/15/13 @ 100 5.000%, 11/15/15	1,000,000	1,045,610
Austin, Public Property Finance, GO 1.000%, 11/01/15	1,000,000	1,011,860
Bexar County, Hospital District, GO 3.625%, 02/15/14	500,000	523,050
Bexar, Metropolitan Water District, RB 3.000%, 05/01/13	1,000,000	1,014,560
Brazosport, Independent School District, GO, PSF-GTD 2.000%, 02/15/15	1,800,000	1,866,492
Brownsville, Public Improvement & Refunding Project, GO, AGM 4.000%, 02/15/15	500,000	540,700
Cleburne, GO, AGM 4.000%, 02/15/13	500,000	509,310

Description	Face Amount	Value

Dallas Area, Rapid Transit, Ser A, RB 3.500%, 12/01/15	$250,000	$273,938
Dallas County Schools, Public Property Finance, GO 2.000%, 06/01/17	1,000,000	1,039,320
Dallas, Waterworks and Sewer System, RB, FSA Callable 10/01/13 @ 100 5.000%, 10/01/16	1,000,000	1,049,990
Denton, GO, AMBAC 4.500%, 02/15/13	805,000	823,137
Fort Bend County, District No. 11, Levee Improvement Project, GO 3.500%, 03/01/14	500,000	519,115
Franklin, Independent School District, GO, PSF-GTD 2.000%, 02/15/14	2,000,000	2,050,100
Frisco, Independent School District, Ser A, GO 2.500%, 08/15/14	1,000,000	1,037,720
Greenville, Electric Utility System, RB 4.000%, 02/15/14	420,000	441,895
Harris County, Cultural Education Facilities Finance, Baylor College of Medicine, Ser D, RB 4.000%, 11/15/13	1,000,000	1,018,670
Harris County, Cultural Education Facilities Finance, Methodist Hospital System, RB 4.000%, 06/01/14	500,000	529,630
Harris County, Cultural Education Facilities Finance, Texas Children’s Hospital Project, RB 4.000%, 10/01/13	500,000	520,115
4.000%, 10/01/16	1,000,000	1,121,960
Humble, Independent School District, School Building Project, GO, PSF-GTD 2.900%, 06/15/15	1,000,000	1,067,930
Katy, Independent School District, School Building Project, Ser C, GO, PSF-GTD 3.300%, 02/15/15	325,000	347,623
Keller, GO 3.000%, 02/15/16	900,000	966,555
La Joya, Independent School District, School Building Project, GO, PSF-GTD 3.250%, 02/15/13	560,000	569,100
La Porte, Independent School District, Schoolhouse Project, GO 3.000%, 02/15/16	500,000	539,700

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LOW DURATION MUNICIPAL BOND FUND

Description	Face Amount	Value

Lake Travis, Independent School District, School Building Project, GO, PSF-GTD 4.000%, 02/15/16	$500,000	$559,160
Lewisville, Independent School District, School Building Project, GO, PSF-GTD 4.000%, 08/15/15	500,000	552,300
Lewisville, Waterworks and Sewer System, RB 3.000%, 02/15/15	560,000	593,594
Lower Colorado River Authority, RB (B) 3.250%, 05/15/14	70,000	73,592
Lower Colorado River Authority, RB 3.250%, 05/15/14	430,000	450,967
McKinney, GO 3.500%, 08/15/13	930,000	961,667
McKinney, Independent School District, GO 2.000%, 02/15/13	800,000	807,760
Midland, GO 2.000%, 03/01/16	1,155,000	1,210,475
Mission, Consolidated Independent School District, School Building Project, GO, PSF-GTD 3.250%, 02/15/13	1,010,000	1,026,412
North Texas, Tollway Authority, Ser A, RB 3.200%, 01/01/13	1,300,000	1,313,637
Pharr/San Juan/Alamo, Independent School District, School Building Project, GO, PSF-GTD 4.000%, 02/01/14	500,000	527,335
Polk County, GO, AGM 4.000%, 08/15/12	200,000	200,220
Port of Port Arthur, Navigation District, Ser A, GO 4.000%, 03/01/13	1,000,000	1,018,930
San Angelo, Independent School District, School Building Project, Ser A, GO 3.000%, 02/15/13	500,000	507,380
San Antonio, Airport System, Refunding & Improvement Project, Ser A, RB, AGM 2.000%, 07/01/14	540,000	552,992
San Antonio, Water System, RB 4.000%, 05/15/16	345,000	388,536
San Antonio, Water System, Ser A, RB 3.000%, 05/15/13	1,000,000	1,021,980

Description	Face Amount	Value

Tarrant, Regional Water District, RB, AGM (A) Pre-Refunded @ 100 5.375%, 03/01/16	$295,000	$303,879
Tarrant, Regional Water District, RB, AGM Callable 03/01/13 @ 100 5.375%, 03/01/16	1,105,000	1,135,376
Texas A&M University, Financing System, Ser C, RB 3.000%, 05/15/14	625,000	654,762
Texas A&M University, Permanent University Fund, RB 3.000%, 07/01/15	1,510,000	1,617,150
Texas A&M University, Permanent University Fund, RB (A) Pre-Refunded @ 100 4.500%, 07/01/20	1,000,000	1,080,170
Texas State, College Student Loan Program, GO 4.000%, 08/01/15	1,000,000	1,106,730
Texas State, Public Finance Authority, Financing System, Texas Southern University, RB 5.250%, 05/01/19	1,300,000	1,477,333
Texas State, Veterans Housing Assistance Program, GO 3.000%, 12/01/12	1,640,000	1,655,039
Texas State, Water Financial Assistance Program, GO 3.000%, 08/01/16	1,885,000	2,068,144
Tomball, Hospital Authority, RB (B) 5.000%, 07/01/13	730,000	761,602
University of Texas, Financing System, Ser A, RB 2.000%, 08/15/16	500,000	527,650
University of Texas, Financing System, Ser B, RB (C) Callable 08/03/12 @ 100 0.140%, 08/01/16	1,500,000	1,500,000
Waco, Independent School District, School Building Project, GO, PSF-GTD 4.000%, 08/15/13	500,000	519,390
Williamson County, Pass-Through Toll, GO 3.000%, 02/15/15	1,000,000	1,065,470

		51,773,056

Virginia — 3.5%
Alexandria, Ser A, GO 3.500%, 07/15/13	500,000	515,650
Norfolk, Capital Improvement, Ser A, GO 2.500%, 11/01/14	545,000	569,547

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LOW DURATION MUNICIPAL BOND FUND

Description	Face Amount/ Shares	Value

Virginia Commonwealth, Transportation Board, RB 2.000%, 03/15/17	$2,000,000	$2,104,840

		3,190,037

Wisconsin — 2.0%
Wisconsin State, Health & Educational Facilities Authority, Marquette University, RB 2.500%, 10/01/12	870,000	872,523
Wisconsin State, Health & Educational Facilities Authority, Marquette University, Ser A, RB 2.000%, 10/01/12	1,000,000	1,002,100

		1,874,623

Total Municipal Bonds (Cost $79,088,026)		80,862,883

CASH EQUIVALENT* — 12.0%
Invesco STIT-Tax-Free Cash Reserve Portfolio, 0.020% (Cost $11,133,330)	11,133,330	11,133,330

Total Investments — 99.4% (Cost $90,221,356)		$91,996,213

Percentages are based on Net Assets of $92,587,933.

*	Rate shown is the 7-day effective yield as of July 31, 2012.
(A)	Pre-Refunded Securities -The maturity date shown is the pre-refunded date.
(B)	Security is escrowed to maturity.
(C)	Variable Rate Security – The rate reflected on the Schedule of Investments is the rate in effect on July 31, 2012.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Corporation

COP — Certificate of Participation

FSA — Financial Security Assistance

GO — General Obligation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST KEMPNER TREASURY AND INCOME FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount/ Shares	Value

U.S. TREASURY OBLIGATIONS — 49.2%
U.S. Treasury Inflationary Protection Securities 3.625%, 04/15/28	$1,226,280	$1,947,212
2.625%, 07/15/17	431,358	517,000
2.500%, 07/15/16 to 01/15/29	2,148,598	2,781,145
2.375%, 01/15/25	1,224,117	1,649,730
2.125%, 02/15/40	1,083,513	1,618,945
2.000%, 07/15/14	854,687	909,878
1.875%, 07/15/13	524,303	538,622
1.750%, 01/15/28	1,742,084	2,252,650
1.625%, 01/15/15	769,107	822,677
1.375%, 07/15/18 to 01/15/20	3,046,299	3,562,962

Total U.S. Treasury Obligations (Cost $13,041,131)		16,600,821

CASH EQUIVALENT* — 51.1%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, 0.000% (Cost $17,275,466)	17,275,466	17,275,466

Total Investments — 100.3% (Cost $30,316,597)		$33,876,287

Percentages are based on Net Assets of $33,774,464.

*	Rate shown is the 7-day effective yield as of July 31, 2012.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LKCM MULTI-CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 100.1%
Consumer Discretionary — 8.9%
Home Depot (A)	2,000	$104,360
Kohl’s (A)	1,000	49,720
Tiffany	1,100	60,423
Time Warner	1,500	58,680

		273,183

Consumer Staples — 11.7%
CVS Caremark	1,800	81,450
PepsiCo	2,000	145,460
Procter & Gamble	2,000	129,080

		355,990

Energy — 24.3%
Anadarko Petroleum (A)	1,500	104,160
Cabot Oil & Gas	3,000	126,570
Devon Energy (A)	1,000	59,120
Exxon Mobil	1,200	104,220
Range Resources	1,200	75,120
Schlumberger	1,500	106,890
SM Energy	1,500	70,635
Williams	3,000	95,370

		742,085

Financials — 12.1%
American Express	2,000	115,420
Capitol Federal Financial	7,500	87,900
JPMorgan Chase	2,500	90,000
MetLife	2,500	76,925

		370,245

Description	Shares/ Face Amount	Value

Health Care — 15.0%
Celgene*	1,500	$102,690
Covidien	2,000	111,760
Dentsply International	2,000	72,680
Express Scripts Holding*	1,500	86,910
Thermo Fisher Scientific	1,500	83,505

		457,545

Industrials — 6.4%
Danaher (A)	1,800	95,058
Roper Industries (A)	1,000	99,450

		194,508

Information Technology — 16.4%
Apple	140	85,506
Brocade Communications Systems*	15,000	74,550
International Business Machines	400	78,392
NetApp*	1,500	49,005
Nuance Communications* (A)	5,000	101,750
Western Union	6,500	113,295

		502,498

Materials — 1.8%
FMC	1,000	54,700

Telecommunication Services — 3.5%
AT&T	2,800	106,176

Total Common Stock (Cost $2,119,048)		3,056,930

CASH EQUIVALENTS** — 0.8%
AIM STIT-Government & Agency Portfolio, 0.020%	9,083	9,083
FFI Select Institutional Fund, 0.162% (B)	489	489
Fidelity Institutional Prime Money Market Fund, 0.169% (B)	6,530	6,530
Goldman Sachs Financial Square Money Market Fund, 0.153% (B)	1,118	1,118
Invesco AIM Liquid Asset Money Fund, 0.164% (B)	6,327	6,327
JPMorgan Prime Money Market Fund, 0.152% (B)	1,113	1,113

Total Cash Equivalents (Cost $24,660)		24,660

REPURCHASE AGREEMENTS (B) (C) — 9.4%
BNP Paribas 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $34,068	$34,068	34,068

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST LKCM MULTI-CAP EQUITY FUND

Description	Face Amount	Value

HSBC Securities 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $136,274	$136,273	$136,273
Mizuho 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $115,833	115,832	115,832

Total Repurchase Agreements (Cost $286,173)		286,173

Total Investments — 110.3% (Cost $2,429,881)		$3,367,763

Percentages are based on Net Assets of $3,053,518.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2012.
(A)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $289,193.
(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $301,750.
(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MID CAP EQUITY FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK — 98.9%
Consumer Discretionary — 20.2%
Discovery Communications, Cl A*	12,425	$629,078
GNC Holdings, Cl A	19,200	739,776
Harley-Davidson (A)	12,750	551,182
LKQ*	20,250	715,433
Mohawk Industries*	8,725	579,602
Polaris Industries	9,525	715,899
Tractor Supply	8,475	770,123
Ulta Salon Cosmetics & Fragrance	5,300	449,864

		5,150,957

Consumer Staples — 2.5%
Dr Pepper Snapple Group (A)	14,175	646,097

Energy — 5.6%
Cabot Oil & Gas	12,225	515,773
Continental Resources* (A)	6,425	411,135
Plains Exploration & Production*	12,200	487,512

		1,414,420

Financials — 15.5%
Affiliated Managers Group*	4,250	474,258
BOK Financial	11,200	632,688
CIT Group*	13,500	493,020
Comerica (A)	21,225	641,207
SunTrust Banks	22,950	542,767
Weyerhaeuser‡ (A)	30,670	716,145
Zions Bancorporation (A)	24,175	439,985

		3,940,070

Health Care — 13.6%
Catamaran*	5,622	475,145
Cerner* (A)	8,175	604,296

Description	Shares	Value

Edwards Lifesciences*	5,600	$566,720
Henry Schein* (A)	8,275	619,053
HMS Holdings*	15,440	531,290
IDEXX Laboratories* (A)	7,450	656,867

		3,453,371

Industrials — 15.3%
AMETEK	22,763	705,638
B/E Aerospace*	14,075	552,162
Hexcel*	18,685	435,174
Kirby*	9,525	502,634
Roper Industries	5,425	539,516
Valmont Industries	4,225	523,393
Wabtec	7,975	631,460

		3,889,977

Information Technology — 18.6%
Akamai Technologies*	15,400	541,772
ANSYS*	10,600	635,576
Aspen Technology*	27,300	638,274
IAC/InterActiveCorp	10,950	576,080
Nuance Communications* (A)	21,400	435,490
TIBCO Software*	22,800	640,452
Total System Services	27,350	646,827
Trimble Navigation* (A)	14,275	631,811

		4,746,282

Materials — 7.6%
Carpenter Technology	11,325	542,015
CF Industries Holdings	2,875	562,810
FMC	15,075	824,602

		1,929,427

Total Common Stock (Cost $22,868,695)		25,170,601

CASH EQUIVALENTS** — 5.8%
AIM STIT-Government & Agency Portfolio, 0.020%	1,335,972	1,335,972
FFI Select Institutional Fund, 0.162% (B)	4,674	4,674
Fidelity Institutional Prime Money Market Fund, 0.169% (B)	62,388	62,388
Goldman Sachs Financial Square Money Market Fund, 0.153% (B)	10,681	10,681
Invesco AIM Liquid Asset Money Fund, 0.164% (B)	60,445	60,445
JPMorgan Prime Money Market Fund, 0.152% (B)	10,635	10,635

Total Cash Equivalents (Cost $1,484,795)		1,484,795

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST MID CAP EQUITY FUND

Description	Face Amount	Value

REPURCHASE AGREEMENTS (B) (C) — 10.8%
BNP Paribas 0.250%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $325,485	$325,483	$325,483
HSBC Securities 0.300%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $1,301,942	1,301,931	1,301,931
Mizuho 0.200%, dated 07/31/12, to be repurchased on 08/01/12, repurchase price $1,106,648	1,106,641	1,106,641

Total Repurchase Agreements (Cost $2,734,055)		2,734,055

Total Investments — 115.5% (Cost $27,087,545)		$29,389,451

Percentages are based on Net Assets of $25,448,151.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2012.
‡	Real Estate Investment Trust
(A)	This security or a partial position of this security is on loan at July 31, 2012. The total value of securities on loan at July 31, 2012 was $2,794,539.
(B)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of July 31, 2012 was $2,882,878.
(C)	Repurchase agreements purchased with cash collateral held from securities on loan are executed by a joint account for each of the Frost Funds participating in securities lending. See Note 2 for additional information on the aggregate collateral for such repurchase agreements as of July 31, 2012.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST NATURAL RESOURCES FUND

SECTOR WEIGHTINGS (unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value

COMMON STOCK‡ — 90.0%
Energy — 70.1%
Anadarko Petroleum	33,000	$2,291,520
Apache	28,500	2,454,420
Bonanza Creek Energy*	21,500	376,895
BP ADR	7,000	279,300
C&J Energy Services*	25,000	469,500
Cabot Oil & Gas	14,000	590,660
Cameron International*	37,500	1,885,125
CARBO Ceramics	3,000	192,540
Cenovus Energy	22,000	671,220
Chevron	12,500	1,369,750
Cloud Peak Energy*	20,000	331,000
Cobalt International Energy*	38,500	966,350
Concho Resources*	7,500	639,375
Devon Energy	12,000	709,440
Ensco, Cl A	37,000	2,010,210
EOG Resources	15,000	1,470,150
Exxon Mobil	14,000	1,215,900
Gran Tierra Energy*	25,000	114,250
Halliburton	22,500	745,425
Kosmos Energy*	15,000	143,100
Laredo Petroleum Holdings*	12,000	275,760
National Oilwell Varco	20,000	1,446,000
Noble Energy	14,000	1,224,020
Occidental Petroleum	31,000	2,697,930
Oil States International*	30,500	2,217,350
Pioneer Natural Resources	5,000	443,150
QEP Resources	21,000	630,630
Schlumberger	32,500	2,315,950
Seadrill	25,000	969,750
SM Energy	8,000	376,720
Suncor Energy	39,000	1,191,060
Talisman Energy	27,000	333,990

Description	Shares	Value

Tidewater	13,200	$641,124
Total ADR	21,500	987,925
Transocean	14,500	679,035

		35,356,524

Industrials — 2.9%
Chicago Bridge & Iron, NY Shares	15,500	553,970
Deere	7,500	576,150
Westport Innovations*	8,200	308,566

		1,438,686

Information Technology — 0.6%
Elster Group ADR*	14,500	296,090

Materials — 15.7%
Barrick Gold	28,000	920,640
BHP Billiton ADR	8,500	563,890
Freeport-McMoRan Copper & Gold	37,000	1,245,790
Goldcorp	23,500	846,940
Monsanto	16,000	1,369,920
Newmont Mining	12,500	555,875
Potash Corp. of Saskatchewan	15,000	662,400
Silver Wheaton	17,500	481,950
Stillwater Mining*	22,500	199,800
Yamana Gold	72,500	1,073,725

		7,920,930

Utilities — 0.7%
American Water Works	4,500	163,125
Aqua America	8,000	205,120

		368,245

Total Common Stock (Cost $48,123,242)		45,380,475

EXCHANGE TRADED FUNDS — 1.1%
Alerian MLP ETF	10,000	164,500
ProShares UltraShort Oil & Gas	18,000	416,430

Total Exchange Traded Funds (Cost $662,985)		580,930

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

FROST NATURAL RESOURCES FUND

Description	Shares	Value
CASH EQUIVALENT** — 8.9%
AIM STIT-Liquid Assets Portfolio, 0.020% (Cost $4,482,151)	4,482,151	$4,482,151

Total Investments — 100.0% (Cost $53,268,378)		$50,443,556

Percentages are based on Net Assets of $50,437,586.

*	Non-income producing security.
**	Rate shown is the 7-day effective yield as of July 31, 2012.
‡	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund	Dividend Value Equity Fund	Strategic Balanced Fund	Diversified Strategies Fund
Assets:
Investments at Value*	$338,746,546	$284,302,659	$10,433,322	$11,356,483
Affiliated Investments at Value	—	—	831,846	—
Repurchase Agreements at Value	14,037,889	37,982,895	458,407	1,215,049
Receivable for Investment Securities Sold	5,338,862	3,628,915	—	609,382
Receivable for Capital Shares Sold	117,483	97,051	—	—
Dividends and Interest Receivable	75,531	546,493	6,491	1,009
Receivable from Investment Adviser	43,126	37,001	5,283	—
Foreign Tax Reclaim Receivable	—	15,558	—	—
Prepaid Expenses	16,894	16,449	15,162	4,837

Total Assets	358,376,331	326,627,021	11,750,511	13,186,760

Liabilities:
Written Options (Premiums Received $24,758)	—	—	—	44,880
Collateral Held for Securities on Loan	14,802,011	40,050,409	483,360	1,281,187
Payable for Investment Securities Purchased	7,235,612	1,995,520	—	273,170
Payable for Capital Shares Redeemed	85,505	109,281	—	—
Income Distribution Payable	—	201,393	—	—
Payable Due to Investment Adviser	230,001	197,337	6,660	10,044
Payable Due to Administrator	27,365	23,479	906	959
Payable Due to Distributor	15,117	10,389	1,513	2,313
Payable Due to Trustees	6,406	5,552	213	229
Chief Compliance Officer Fees Payable	1,768	1,532	59	63
Other Accrued Expenses	45,640	43,792	30,399	26,030

Total Liabilities	22,449,425	42,638,684	523,110	1,638,875

Net Assets	$335,926,906	$283,988,337	$11,227,401	$11,547,885

NET ASSETS:
Paid-in Capital	$272,014,643	$274,723,605	$14,108,858	$12,895,472
Undistributed (Distributions in Excess of) Net Investment Income	(150,771)	344	11,487	—
Accumulated Net Realized Loss on Investments	(11,089,099)	(8,614,765)	(3,557,942)	(1,376,047)
Net Unrealized Appreciation on Investments and Written Options	75,152,133	17,879,153	664,998	28,460

Net Assets	$335,926,906	$283,988,337	$11,227,401	$11,547,885

Institutional Class Shares:
Net Assets	$262,446,775	$225,508,847	$3,924,722	$—
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	25,040,468	25,294,525	371,993	—
Net Asset Value, Offering and Redemption Price Per Share	$10.48	$8.92	$10.55	$—

Class A Shares:
Net Assets	$73,480,131	$58,479,490	$7,302,679	$11,547,885
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,027,597	6,562,328	692,927	1,254,794
Net Asset Value, Redemption Price Per Share†	$10.46	$8.91	$10.54	$9.20

Maximum Offering Price Per Share — Class A	$11.10	$9.45	$11.18	$9.76

	($10.46/94.25%)	($8.91/94.25%)	($10.54/94.25%)	($9.20/94.25%)
Cost of Investments & Repurchase Agreements	$277,632,302	$304,406,401	$10,250,162	$12,522,950
Cost of Affiliated Investment	—	—	808,415	—
* Includes Market Value of Securities on Loan	$14,325,592	$38,508,221	$470,453	$1,250,589

†	The Diversified Strategies Fund charges redemption fees. See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

STATEMENTS OF ASSETS AND LIABILITIES

	Kempner Multi-Cap Deep Value Equity Fund	Small Cap Equity Fund	International Equity Fund	Low Duration Bond Fund
Assets:
Investments at Value*	$179,992,474	$173,959,151	$236,243,839	$262,847,980
Repurchase Agreements at Value	34,669,996	34,044,519	—	34,830,249
Foreign Currency†	—	—	373,171	—
Unrealized Gain on Forward Foreign Currency Contracts	—	—	990,005	—
Receivable for Investment Securities Sold	1,232,477	2,137,882	1,054,337	423
Receivable for Capital Shares Sold	140,789	57,307	103,064	577,118
Dividends and Interest Receivable	296,256	83,542	323,802	849,190
Receivable from Investment Adviser	—	—	—	31,905
Foreign Tax Reclaim Receivable	—	—	97,212	—
Prepaid Expenses	15,220	15,406	16,737	19,570

Total Assets	216,347,212	210,297,807	239,202,167	299,156,435

Liabilities:
Collateral Held for Securities on Loan	36,557,180	35,897,656	—	15,637,500
Payable for Investment Securities Purchased	—	3,589,748	1,027,223	6,620,761
Payable for Capital Shares Redeemed	72,199	29,730	59,696	127,405
Income Distribution Payable	79,165	—	—	385,608
Payable Due to Investment Adviser	89,260	136,149	186,571	106,350
Payable Due to Administrator	15,129	14,400	19,059	20,260
Payable Due to Distributor	5,429	5,926	8,251	6,285
Payable Due to Trustees	3,365	3,280	4,495	4,688
Chief Compliance Officer Fees Payable	929	905	1,241	1,294
Other Accrued Expenses	37,471	36,872	72,213	38,170

Total Liabilities	36,860,127	39,714,666	1,378,749	22,948,321

Net Assets	$179,487,085	$170,583,141	$237,823,418	$276,208,114

NET ASSETS:
Paid-in Capital	$200,147,587	$175,084,861	$247,771,884	$269,085,147
Undistributed (Distributions in Excess of) Net Investment Income	(12,869)	94,558	3,581,279	2,393
Accumulated Net Realized Gain (Loss) on Investments	1,518,537	(490,125)	(41,077,174)	1,327,611
Net Unrealized Appreciation (Depreciation) on Investments	(22,166,170)	(4,106,153)	26,560,661	5,792,963
Net Unrealized Appreciation on Foreign Currency Contracts, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	986,768	—

Net Assets	$179,487,085	$170,583,141	$237,823,418	$276,208,114

Institutional Class Shares:
Net Assets	$154,505,173	$142,295,336	$198,348,582	$239,140,283
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	17,192,074	18,195,849	24,560,861	22,582,316
Net Asset Value, Offering and Redemption Price Per Share††	$8.99	$7.82	$8.08	$10.59

Class A Shares:
Net Assets	$24,981,912	$28,287,805	$39,474,836	$37,067,831
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,779,929	3,660,144	4,895,177	3,500,506
Net Asset Value, Redemption Price Per Share††	$8.99	$7.73	$8.06	$10.59

Maximum Offering Price Per Share — Class A	$9.54	$8.20	$8.55	$10.89

	($8.99/94.25%)	($7.73/94.25%)	($8.06/94.25%)	($10.59/97.25%)
Cost of Investments & Repurchase Agreements	$236,828,640	$212,109,823	$209,683,178	$291,885,266
*Includes Market Value of Securities on Loan	$35,538,089	$34,681,842	$—	$15,308,790

†	Cost of Foreign Currency for the International Equity Fund was $373,171.
††	The International Equity Fund charges redemption fees. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

STATEMENTS OF ASSETS AND LIABILITIES

	Total Return Bond Fund	Municipal Bond Fund	Low Duration Municipal Bond Fund	Kempner Treasury and Income Fund

Assets:
Investments at Value*	$784,868,085	$207,710,807	$91,996,213	$33,876,287
Repurchase Agreements at Value	76,740,768	—	—	—
Receivable for Investment Securities Sold	3,984,567	—	—	—
Receivable for Capital Shares Sold	1,626,741	96,093	34,364	—
Dividends and Interest Receivable	6,823,314	2,343,202	702,467	33,256
Receivable from Investment Adviser	100,241	17,515	14,018	—
Prepaid Expenses	21,636	15,423	16,091	6,876

Total Assets	874,165,352	210,183,040	92,763,153	33,916,419

Liabilities:
Collateral Held for Securities on Loan	73,536,950	—	—	—
Payable for Investment Securities Purchased	4,395,448	1,682,408	—	—
Payable for Capital Shares Redeemed	207,546	3,307	213	101,061
Income Distribution Payable	2,672,872	451,462	94,278	—
Payable Due to Investment Adviser	334,132	87,589	35,044	9,993
Payable Due to Administrator	63,601	16,673	6,671	2,718
Payable Due to Distributor	23,738	745	51	—
Payable Due to Trustees	14,814	3,915	1,581	652
Chief Compliance Officer Fees Payable	4,089	1,081	436	180
Other Accrued Expenses	94,173	48,709	36,946	27,351

Total Liabilities	81,347,363	2,295,889	175,220	141,955

Net Assets	$792,817,989	$207,887,151	$92,587,933	$33,774,464

NET ASSETS:
Paid-in Capital	$764,026,545	$194,470,012	$90,801,272	$29,232,969
Undistributed Net Investment Income	8,152	42,465	11,804	—
Accumulated Net Realized Gain on Investments	8,260,199	93,947	—	981,805
Net Unrealized Appreciation on Investments	20,523,093	13,280,727	1,774,857	3,559,690

Net Assets	$792,817,989	$207,887,151	$92,587,933	$33,774,464

Institutional Class Shares:
Net Assets	$675,038,597	$204,089,759	$92,501,223	$33,774,464
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	62,519,052	18,916,968	8,990,051	2,955,957
Net Asset Value, Offering and Redemption Price Per Share	$10.80	$10.79	$10.29	$11.43

Class A Shares:
Net Assets	$117,779,392	$3,797,392	$86,710	$—
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	10,909,853	352,134	8,426	—
Net Asset Value, Redemption Price Per Share	$10.80	$10.78	$10.29	$—

Maximum Offering Price Per Share — Class A	$11.22	$11.11	$10.58	$—

	($10.80/96.25%)	($10.78/97.00%)	($10.29/97.25%)
Cost of Investments & Repurchase Agreements	$841,085,760	$194,430,080	$90,221,356	$30,316,597
*Includes Market Value of Securities on Loan	$71,287,168	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

STATEMENTS OF ASSETS AND LIABILITIES

	LKCM Multi-Cap Equity Fund	Mid Cap Equity Fund	Natural Resources Fund

Assets:
Investments at Value*	$3,081,590	$26,655,396	$50,443,556
Repurchase Agreements at Value	286,173	2,734,055	—
Receivable for Investment Securities Sold	—	—	493,989
Receivable for Capital Shares Sold	—	—	4,757
Dividends and Interest Receivable	3,908	1,615	24,388
Receivable from Investment Adviser	4,677	—	—
Foreign Tax Reclaim Receivable	—	—	2,616
Deferred Offering Costs	—	—	12,769
Prepaid Expenses	6,665	18,734	3,655

Total Assets	3,383,013	29,409,800	50,985,730

Liabilities:
Collateral Held for Securities on Loan	301,750	2,882,878	—
Payable for Investment Securities Purchased	—	1,020,921	427,979
Payable for Capital Shares Redeemed	—	7,931	14,656
Payable Due to Investment Adviser	1,983	19,610	62,642
Payable Due to Administrator	252	2,074	3,888
Payable Due to Distributor	—	—	1,214
Payable Due to Trustees	62	550	871
Chief Compliance Officer Fees Payable	17	152	240
Other Accrued Expenses	25,431	27,533	36,654

Total Liabilities	329,495	3,961,649	548,144

Net Assets	$3,053,518	$25,448,151	$50,437,586

NET ASSETS:
Paid-in Capital	$1,418,166	$23,070,859	$55,269,821
Undistributed Net Investment Income (Accumulated Net Investment Loss)	10,029	(154,105)	(13,852)
Accumulated Net Realized Gain (Loss) on Investments	687,441	229,491	(1,993,561)
Net Unrealized Appreciation (Depreciation) on Investments	937,882	2,301,906	(2,824,822)

Net Assets	$3,053,518	$25,448,151	$50,437,586

Institutional Class Shares:
Net Assets	$3,053,518	$25,447,963	$44,040,502
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	310,228	2,230,949	4,340,672
Net Asset Value, Offering and Redemption Price Per Share	$9.84	$11.41	$10.15

Class A Shares:
Net Assets	$—	$188	$6,397,084
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	—	16	631,786
Net Asset Value, Redemption Price Per Share	$—	$11.41 †	$10.13

Maximum Offering Price Per Share — Class A	$—	$12.11	$10.75

		($11.41/94.25%)	($10.13/94.25%)
Cost of Investments & Repurchase Agreements	$2,429,881	$27,087,545	$53,268,378
* Includes Market Value of Securities on Loan	$289,193	$2,794,539	$—

†	Difference in net asset value recalculation and net asset value stated is caused by rounding differences.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | f o r t h e y e a r e n d e d J U L Y 3 1, 2 0 1 2

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Dividend Value Equity Fund	Strategic Balanced Fund	Diversified Strategies Fund
Investment Income:
Dividend Income	$3,079,085	$8,911,256	$327,520	$224,390
Dividend Income from Affiliated Investments	—	—	42,381	—
Security Lending Income, Net	44,601	110,706	6,416	12,442
Foreign Taxes Withheld	(14,844)	(232,314)	—	—

Total Investment Income	3,108,842	8,789,648	376,317	236,832

Expenses:
Investment Advisory Fees	2,636,496	2,370,747	82,195	102,984
Administration Fees	316,305	284,462	11,275	12,272
Distribution Fees — Class A	177,032	156,580	19,093	32,182
Trustees’ Fees	22,214	20,028	794	865
Chief Compliance Officer Fees	5,362	4,810	195	186
Transfer Agent Fees	56,314	56,276	46,085	23,298
Professional Fees	41,202	39,189	20,598	20,748
Registration Fees	34,212	35,123	30,784	15,714
Printing Fees	17,132	15,325	3,989	1,575
Custodian Fees	13,295	11,925	5,000	5,000
Offering Costs	—	—	—	18,798
Interest Expense on Borrowings	—	—	105	—
Insurance and Other Expenses	19,505	17,616	6,484	2,365

Total Expenses	3,339,069	3,012,081	226,597	235,987
Less: Investment Advisory Fees Waived	(494,347)	(444,518)	(48,835)	—
Less: Fees Paid Indirectly (See Note 5)	(19)	(80)	(11)	(5)

Net Expenses	2,844,703	2,567,483	177,751	235,982

Net Investment Income	264,139	6,222,165	198,566	850

Net Realized Gain (Loss) from Investments	15,441,907	(1,665,443)	(74,135)	(1,466,510)
Net Realized Gain from Affiliated Investments	—	—	34	—
Net Realized Gain on Distributions from Investment Company Shares	—	—	30,418	36,999
Net Realized Gain on Written Options	—	—	—	380,464
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,743,620)	(7,468,189)	141,862	309,366
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	—	—	8,299	—
Net Change in Unrealized Appreciation (Depreciation) on Written Options	—	—	—	(27,960)

Net Realized and Unrealized Gain (Loss) on Investments	7,698,287	(9,133,632)	106,478	(767,641)

Increase (Decrease) in Net Assets Resulting from Operations	$7,962,426	$(2,911,467)	$305,044	$(766,791)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | f o r t h e y e a r e n d e d J U L Y 3 1, 2 0 1 2

STATEMENTS OF OPERATIONS

	Kempner Multi-Cap Deep Value Equity Fund	Small Cap Equity Fund	International Equity Fund	Low Duration Bond Fund
Investment Income:
Dividend Income	$4,826,611	$1,871,405	$6,832,386	$882
Interest Income	—	—	—	7,043,018
Security Lending Income, Net	17,754	441,311	142,926	13,618
Foreign Taxes Withheld	(59,423)	(790)	(541,530)	—

Total Investment Income	4,784,942	2,311,926	6,433,782	7,057,518

Expenses:
Investment Advisory Fees	1,022,183	1,727,127	2,432,085	1,228,606
Administration Fees	167,041	178,701	251,508	236,032
Distribution Fees — Class A	66,843	76,901	103,166	71,958
Trustees’ Fees	11,741	12,426	17,482	16,506
Chief Compliance Officer Fees	2,870	2,944	4,263	4,040
Transfer Agent Fees	50,987	51,341	50,634	53,574
Professional Fees	31,078	32,458	37,756	36,012
Registration Fees	29,473	30,701	32,847	35,709
Printing Fees	9,465	9,363	13,153	13,065
Custodian Fees	6,961	9,173	106,625	9,721
Interest Expense on Borrowings	—	1,224	59	132
Insurance and Other Expenses	10,465	12,382	25,280	28,660

Total Expenses	1,409,107	2,144,741	3,074,858	1,734,015
Less: Investment Advisory Fees Waived	—	—	—	(368,585)
Less: Fees Paid Indirectly (See Note 5)	(7)	(11)	(27)	(16)

Net Expenses	1,409,100	2,144,730	3,074,831	1,365,414

Net Investment Income	3,375,842	167,196	3,358,951	5,692,104

Net Realized Gain (Loss) from Investments	7,302,180	871,862	(10,174,642)	2,850,222
Net Realized Gain on Foreign Currency Transactions	—	—	1,039,764	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,114,231)	(13,899,708)	(31,549,608)	(277,790)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	—	1,179,762	—

Net Realized and Unrealized Gain (Loss) on Investments	2,187,949	(13,027,846)	(39,504,724)	2,572,432

Increase (Decrease) in Net Assets Resulting from Operations	$5,563,791	$(12,860,650)	$(36,145,773)	$8,264,536

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | f o r t h e y e a r e n d e d J U L Y 3 1, 2 0 1 2

STATEMENTS OF OPERATIONS

	Total Return Bond Fund	Municipal Bond Fund	Low Duration Municipal Bond Fund	Kempner Treasury and Income Fund
Investment Income:
Interest Income	$36,842,469	$6,306,972	$1,631,854	$580,653
Dividend Income	1,698	5,808	—	435
Security Lending Income, Net	81,986	—	—	1,731

Total Investment Income	36,926,153	6,312,780	1,631,854	582,819

Expenses:
Investment Advisory Fees	3,478,941	924,199	417,071	120,312
Administration Fees	667,726	177,404	80,093	33,004
Distribution Fees — Class A	273,223	6,406	286	—
Trustees’ Fees	47,208	12,576	5,659	2,322
Chief Compliance Officer Fees	11,128	3,022	1,339	542
Transfer Agent Fees	69,001	51,266	48,085	23,881
Professional Fees	62,503	31,283	25,168	22,015
Registration Fees	65,073	32,963	30,001	16,858
Printing Fees	36,812	10,412	5,138	2,726
Custodian Fees	27,877	7,401	5,000	5,000
Interest Expense on Borrowings	—	—	5	—
Insurance and Other Expenses	76,959	38,397	22,731	4,819

Total Expenses	4,816,451	1,295,329	640,576	231,479
Less: Investment Advisory Fees Waived	(1,043,691)	(184,838)	(166,830)	—
Less: Fees Paid Indirectly (See Note 5)	(22)	(3)	(4)	(1)

Net Expenses	3,772,738	1,110,488	473,742	231,478

Net Investment Income	33,153,415	5,202,292	1,158,112	351,341

Net Realized Gain from Investments	10,017,040	94,732	223	1,334,041
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,980,377	6,668,503	(96,637)	336,902

Net Realized and Unrealized Gain (Loss) on investments	12,997,417	6,763,235	(96,414)	1,670,943

Increase in Net Assets Resulting from Operations	$46,150,832	$11,965,527	$1,061,698	$2,022,284

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | f o r t h e y e a r e n d e d J U L Y 3 1, 2 0 1 2

STATEMENTS OF OPERATIONS

	LKCM Multi-Cap Equity Fund	Mid Cap Equity Fund	Natural Resources Fund*
Investment Income:
Dividend Income	$81,202	$232,869	$375,495
Security Lending Income, Net	496	7,745	—
Foreign taxes withheld	—	(843)	(15,012)

Total Investment Income	81,698	239,771	360,483

Expenses:
Investment Advisory Fees	33,574	337,744	206,406
Administration Fees	4,304	36,080	24,437
Distribution Fees — Class A	—	—	10,480
Trustees’ Fees	306	2,462	1,818
Chief Compliance Officer Fees	80	527	403
Transfer Agent Fees	22,860	35,243	34,459
Professional Fees	20,155	22,620	21,631
Registration Fees	16,019	22,960	7,193
Printing Fees	1,202	2,923	7,679
Custodian Fees	5,000	5,000	5,417
Interest Expense on Borrowings	26	141	—
Offering Costs	—	—	54,527
Insurance and Other Expenses	1,392	3,588	3,736

Total Expenses	104,918	469,288	378,186
Less: Investment Advisory Fees Waived	(33,574)	—	—
Less: Reimbursement of Other Operating Expenses	(10,921)	—	—
Less: Fees Paid Indirectly (See Note 5)	(1)	(2)	(3)

Net Expenses	60,422	469,286	378,183

Net Investment Income (Loss)	21,276	(229,515)	(17,700)

Net Realized Gain (Loss) from Investments	687,370	348,063	(1,995,711)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(510,437)	(3,676,510)	(2,824,822)

Net Realized and Unrealized Gain (Loss) on investments	176,933	(3,328,447)	(4,820,533)

Increase (Decrease) in Net Assets Resulting from Operations	$198,209	$(3,557,962)	$(4,838,233)

*	Fund commenced operations on September 27, 2011.

The accompanying notes are an integral part of the financial statements.

This page is intentionally left blank.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations:
Net Investment Income	$264,139	$457,793
Net Realized Gain (Loss) on Investments, Affiliated Investments and Distributions from Investment Company Shares	15,441,907	5,934,223
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	(7,743,620)	54,193,604

Net Increase (Decrease) in Net Assets Resulting from Operations	7,962,426	60,585,620

Dividends:
Net Investment Income:
Institutional Class Shares	(414,910)	(634,115)
Class A Shares	—	(18,819)
Return of Capital:
Institutional Class Shares	—	(76,477)
Class A Shares	—	(18,567)

Total Dividends and Distributions	(414,910)	(747,978)

Capital Share Transactions:
Institutional Class Shares:
Issued	42,868,319	52,015,925
Reinvestment of Dividends	8,136	9,775
Redeemed	(44,090,129)	(38,881,301)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(1,213,674)	13,144,399

Class A Shares:
Issued	7,576,162	25,158,069
Reinvestment of Dividends	—	25,188
Redeemed	(7,600,810)	(11,086,644)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(24,648)	14,096,613

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,238,322)	27,241,012

Total Increase (Decrease) in Net Assets	6,309,194	87,078,654

Net Assets:
Beginning of Year	329,617,712	242,539,058

End of Year	$335,926,906	$329,617,712

Undistributed (Distributions in Excess of) Net Investment Income	$(150,771)	$—

Share Transactions:
Institutional Class Shares:
Issued	4,276,541	5,331,414
Reinvestment of Dividends	839	1,011
Redeemed	(4,338,164)	(4,029,983)

Total Increase (Decrease) in Institutional Class Shares	(60,784)	1,302,442

Class A Shares:
Issued	740,718	2,484,475
Reinvestment of Dividends	—	2,605
Redeemed	(756,702)	(1,209,402)

Total Increase (Decrease) in Class A Shares	(15,984)	1,277,678

Net Increase (Decrease) in Shares Outstanding	(76,768)	2,580,120

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Dividend Value Equity Fund		Strategic Balanced Fund
Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2012	Year Ended July 31, 2011

$6,222,165	$5,767,777	$198,566	$258,145
(1,665,443)	18,578,694	(43,683)	422,131
(7,468,189)	14,434,858	150,161	1,746,699

(2,911,467)	38,781,329	305,044	2,426,975

(5,021,443)	(4,839,023)	(76,830)	(131,230)
(1,187,746)	(936,791)	(127,161)	(217,455)

—	—	—	—
—	—	—	—

(6,209,189)	(5,775,814)	(203,991)	(348,685)

41,942,695	46,819,899	25,801	141,392
122,328	105,704	319	194
(44,700,898)	(38,343,397)	(509,837)	(9,705,903)

(2,635,875)	8,582,206	(483,717)	(9,564,317)

11,060,912	30,242,365	2,270,375	2,834,468
836,576	578,575	108,986	201,247
(14,604,791)	(12,243,959)	(2,596,196)	(7,474,137)

(2,707,303)	18,576,981	(216,835)	(4,438,422)

(5,343,178)	27,159,187	(700,552)	(14,002,739)

(14,463,834)	60,164,702	(599,499)	(11,924,449)

298,452,171	238,287,469	11,826,900	23,751,349

$283,988,337	$298,452,171	$11,227,401	$11,826,900

$344	$(12,632)	$11,487	$8,883

4,743,920	5,115,230	2,614	13,933
13,865	11,454	32	18
(5,071,159)	(4,224,603)	(49,781)	(954,396)

(313,374)	902,081	(47,135)	(940,445)

1,263,136	3,213,364	227,433	274,821
94,780	63,072	10,803	19,541
(1,639,725)	(1,385,572)	(253,926)	(715,138)

(281,809)	1,890,864	(15,690)	(420,776)

(595,183)	2,792,945	(62,825)	(1,361,221)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Diversified Strategies Fund
	Year Ended July 31, 2012	Period Ended July 31, 2011*
Operations:
Net Investment Income (Loss)	$850	$(5,518)
Net Realized Gain (Loss) on Investments and Written Options	(1,049,047)	(25,253)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Written Options	281,406	(252,946)

Net Increase (Decrease) in Net Assets Resulting from Operations	(766,791)	(283,717)

Dividends:
Net Investment Income:
Institutional Class Shares	—	—
Class A Shares	(21,150)	—
Realized Capital Gains:
Institutional Class Shares	—	—
Class A Shares	(277,089)	—

Total Dividends and Distributions	(298,239)	—

Capital Share Transactions:
Institutional Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—

Class A Shares:
Issued	1,117,732	19,594,156
Reinvestment of Dividends	19,069	—
Redeemed	(5,686,606)	(2,147,719)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(4,549,805)	17,446,437

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,549,805)	17,446,437

Total Increase (Decrease) in Net Assets	(5,614,835)	17,162,720

Net Assets:
Beginning of Period	17,162,720	—

End of Period	$11,547,885	$17,162,720

Undistributed (Distributions in Excess of) Net Investment Income	$—	$—

Share Transactions:
Institutional Class Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Total Increase (Decrease) in Institutional Class Shares	—	—

Class A Shares:
Issued	120,704	1,965,615
Reinvestment of Dividends	2,137	—
Redeemed	(616,608)	(217,054)

Total Increase (Decrease) in Class A Shares	(493,767)	1,748,561

Net Increase (Decrease) in Shares Outstanding	(493,767)	1,748,561

*	Fund commenced operations on January 7, 2011.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Kempner Multi-Cap Deep Value Equity Fund		Small Cap Equity Fund
Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2012	Year Ended July 31, 2011

$3,375,842	$2,781,553	$167,196	$(884,049)
7,302,180	3,787,700	871,862	39,776,459
(5,114,231)	15,485,840	(13,899,708)	10,180,606

5,563,791	22,055,093	(12,860,650)	49,073,016

(2,965,750)	(2,456,139)	—	—
(470,191)	(446,803)	—	—

—	—	(23,907,219)	—
—	—	(4,796,805)	—

(3,435,941)	(2,902,942)	(28,704,024)	—

19,914,505	13,113,135	31,505,545	64,941,686
8,765	8,175	1,082,954	—
(8,968,637)	(12,609,497)	(37,657,163)	(64,764,445)

10,954,633	511,813	(5,068,664)	177,241

3,338,849	2,795,896	4,816,596	15,470,762
358,653	359,350	3,780,997	—
(8,309,595)	(4,530,738)	(9,306,795)	(11,494,776)

(4,612,093)	(1,375,492)	(709,202)	3,975,986

6,342,540	(863,679)	(5,777,866)	4,153,227

8,470,390	18,288,472	(47,342,540)	53,226,243

171,016,695	152,728,223	217,925,681	164,699,438

$179,487,085	$171,016,695	$170,583,141	$217,925,681

$(12,869)	$(6,777)	$94,558	$—

2,321,046	1,459,085	3,818,924	7,081,219
1,031	949	148,147	—
(1,041,678)	(1,433,972)	(4,558,647)	(6,912,917)

1,280,399	26,062	(591,576)	168,302

375,504	312,245	588,892	1,612,854
41,354	40,738	522,237	—
(940,429)	(516,944)	(1,115,246)	(1,214,273)

(523,571)	(163,961)	(4,117)	398,581

756,828	(137,899)	(595,693)	566,883

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Fund
	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations:
Net Investment Income	$3,358,951	$3,630,284
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(9,134,878)	2,270,207
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(30,369,846)	41,836,029

Net Increase (Decrease) in Net Assets Resulting from Operations	(36,145,773)	47,736,520

Dividends:
Net Investment Income:
Institutional Class Shares	(1,479,409)	(1,705,329)
Class A Shares	(157,708)	(199,937)
Realized Capital Gains:
Institutional Class Shares	—	—
Class A Shares	—	—

Total Dividends and Distributions	(1,637,117)	(1,905,266)

Capital Share Transactions:
Institutional Class Shares:
Issued	34,465,903	47,400,693
Reinvestment of Dividends	47,588	45,287
Redemption Fees	1,901	41
Redeemed	(67,815,807)	(42,012,263)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(33,300,415)	5,433,758

Class A Shares:
Issued	7,276,759	11,941,622
Reinvestment of Dividends	128,060	164,803
Redeemed	(11,798,262)	(7,720,688)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	(4,393,443)	4,385,737

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(37,693,858)	9,819,495

Total Increase (Decrease) in Net Assets	(75,476,748)	55,650,749

Net Assets:
Beginning of Year	313,300,166	257,649,417

End of Year	$237,823,418	$313,300,166

Undistributed Net Investment Income	$3,581,279	$819,681

Share Transactions:
Institutional Class Shares:
Issued	4,345,868	5,320,464
Reinvestment of Dividends	6,229	5,100
Redeemed	(8,483,887)	(4,754,588)

Total Increase (Decrease) in Institutional Class Shares	(4,131,790)	570,976

Class A Shares:
Issued	907,900	1,316,720
Reinvestment of Dividends	16,762	18,559
Redeemed	(1,472,719)	(863,988)

Total Increase (Decrease) in Class A Shares	(548,057)	471,291

Net Increase (Decrease) in Shares Outstanding	(4,679,847)	1,042,267

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Low Duration Bond Fund		Total Return Bond Fund
Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2012	Year Ended July 31, 2011

$5,692,104	$6,059,116	$33,153,415	$23,155,218
2,850,222	3,022,766	10,017,040	7,686,707

(277,790)	(2,220,016)	2,980,377	6,870,650

8,264,536	6,861,866	46,150,832	37,712,575

(5,147,889)	(4,945,789)	(28,245,266)	(18,460,748)
(619,355)	(617,399)	(4,954,756)	(4,121,688)

(3,188,094)	(1,740,098)	(2,994,267)	(12,466,340)
(438,635)	(272,831)	(585,483)	(2,797,262)

(9,393,973)	(7,576,117)	(36,779,772)	(37,846,038)

111,505,109	166,046,900	297,466,792	230,598,734
392,887	157,816	2,049,731	1,646,609
—	—	—	—
(108,296,216)	(94,397,750)	(122,316,294)	(61,411,510)

3,601,780	71,806,966	177,200,229	170,833,833

16,200,368	9,102,032	20,023,103	37,783,802
804,310	635,409	3,442,000	3,727,044
(6,078,298)	(13,579,287)	(11,616,296)	(13,279,149)

10,926,380	(3,841,846)	11,848,807	28,231,697

14,528,160	67,965,120	189,049,036	199,065,530

13,398,723	67,250,869	198,420,096	198,932,067

262,809,391	195,558,522	594,397,893	395,465,826

$276,208,114	$262,809,391	$792,817,989	$594,397,893

$2,393	$34,288	$8,152	$146,083

10,561,924	15,650,102	28,114,347	21,585,251
37,484	14,927	193,951	156,425
(10,255,017)	(8,917,921)	(11,575,327)	(5,754,199)

344,391	6,747,108	16,732,971	15,987,477

1,533,389	856,455	1,892,004	3,556,589
76,748	59,982	326,281	352,828
(576,042)	(1,282,219)	(1,100,629)	(1,243,901)

1,034,095	(365,782)	1,117,656	2,665,516

1,378,486	6,381,326	17,850,627	18,652,993

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	Municipal Bond Fund
	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations:
Net Investment Income	$5,202,292	$5,071,413
Net Realized Gain on Investments	94,732	699,942
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,668,503	(1,879,263)

Net Increase in Net Assets Resulting from Operations	11,965,527	3,892,092

Dividends:
Net Investment Income:
Institutional Class Shares	(5,151,414)	(5,030,283)
Class A Shares	(67,298)	(15,674)
Realized Capital Gains:
Institutional Class Shares	(684,609)	(110,225)
Class A Shares	(14,898)	(540)

Total Dividends and Distributions	(5,918,219)	(5,156,722)

Capital Share Transactions:
Institutional Class Shares:
Issued	66,471,591	40,345,254
Reinvestment of Dividends	71,582	51,038
Redeemed	(28,418,850)	(45,112,001)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	38,124,323	(4,715,709)

Class A Shares:
Issued	3,553,398	7,077
Reinvestment of Dividends	54,285	16,133
Redeemed	(74,907)	(627,970)

Net Increase (Decrease) in Net Assets from Class A Share Transactions	3,532,776	(604,760)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	41,657,099	(5,320,469)

Total Increase (Decrease) in Net Assets	47,704,407	(6,585,099)

Net Assets:
Beginning of Year	160,182,744	166,767,843

End of Year	$207,887,151	$160,182,744

Undistributed Net Investment Income	$42,465	$58,885

Share Transactions:
Institutional Class Shares:
Issued	6,235,761	3,896,382
Reinvestment of Dividends	6,723	4,924
Redeemed	(2,670,136)	(4,354,214)

Total Increase (Decrease) in Institutional Class Shares	3,572,348	(452,908)

Class A Shares:
Issued	335,543	669
Reinvestment of Dividends	5,084	1,555
Redeemed	(7,085)	(61,312)

Total Increase (Decrease) in Class A Shares	333,542	(59,088)

Net Increase (Decrease) in Shares Outstanding	3,905,890	(511,996)

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Low Duration Municipal Bond Fund		Kempner Treasury and Income Fund
Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2012	Year Ended July 31, 2011

$1,158,112	$1,244,676	$351,341	$862,707
223	22,760	1,334,041	181,913
(96,637)	(279,103)	336,902	1,441,261

1,061,698	988,333	2,022,284	2,485,881

(1,161,502)	(1,231,422)	(463,563)	(799,345)
(1,099)	(5,444)	—	—

(22,904)	(21,690)	(343,311)	(347,205)
(29)	(131)	—	—

(1,185,534)	(1,258,687)	(806,874)	(1,146,550)

39,541,243	36,361,183	9,928,785	7,580,412
23,967	7,392	31,561	32,959
(26,597,815)	(22,287,641)	(8,670,529)	(4,040,838)

12,967,395	14,080,934	1,289,817	3,572,533

13,780	25,614	—	—
1,012	5,363	—	—
(45,417)	(562,860)	—	—

(30,625)	(531,883)	—	—

12,936,770	13,549,051	1,289,817	3,572,533

12,812,934	13,278,697	2,505,227	4,911,864

79,774,999	66,496,302	31,269,237	26,357,373

$92,587,933	$79,774,999	$33,774,464	$31,269,237

$11,804	$16,417	$—	$103,296

3,838,605	3,537,364	882,691	710,057
2,330	718	2,817	3,123
(2,583,571)	(2,167,271)	(764,504)	(378,696)

1,257,364	1,370,811	121,004	334,484

1,339	2,486	—	—
98	521	—	—
(4,412)	(54,917)	—	—

(2,975)	(51,910)	—	—

1,254,389	1,318,901	121,004	334,484

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Multi-Cap Equity Fund
	Year Ended July 31, 2012	Year Ended July 31, 2011
Operations:
Net Investment Income (Loss)	$21,276	$10,997
Net Realized Gain (Loss) on Investments	687,370	1,118,679
Net Change in Unrealized Appreciation (Depreciation) on Investments	(510,437)	587,102

Net Increase (Decrease) in Net Assets Resulting from Operations	198,209	1,716,778

Dividends:
Net Investment Income:
Institutional Class Shares	(23,140)	(4,592)
Class A Shares	—	—
Realized Capital Gains:
Institutional Class Shares	(200,582)	—
Class A Shares	—	—

Total Dividends and Distributions	(223,722)	(4,592)

Capital Share Transactions:
Institutional Class Shares:
Issued	37,054	318,922
Reinvestment of Dividends	1,231	—
Redeemed	(2,740,449)	(3,092,322)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(2,702,164)	(2,773,400)

Class A Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Net Increase in Net Assets from Class A Share Transactions	—	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,702,164)	(2,773,400)

Total Increase (Decrease) in Net Assets	(2,727,677)	(1,061,214)

Net Assets:
Beginning of Period	5,781,195	6,842,409

End of Period	$3,053,518	$5,781,195

Undistributed Net Investment Income (Accumulated Net Investment Loss)	$10,029	$10,772

Share Transactions:
Institutional Class Shares:
Issued	3,861	33,191
Reinvestment of Dividends	139	—
Redeemed	(280,688)	(333,743)

Total Increase (Decrease) in Institutional Class Shares	(276,688)	(300,552)

Class A Shares:
Issued	—	—
Reinvestment of Dividends	—	—
Redeemed	—	—

Total Increase in Class A Shares	—	—

Net Increase (Decrease) in Shares Outstanding	(276,688)	(300,552)

*	Class A Shares of the Fund commenced operations February 13, 2012.
**	Fund commenced operations on September 27, 2011.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Mid Cap Equity Fund*		Natural Resources Fund
Year Ended July 31, 2012	Year Ended July 31, 2011	Period Ended July 31, 2012**

$(229,515)	$(285,944)	$(17,700)
348,063	4,184,426	(1,995,711)
(3,676,510)	3,491,691	(2,824,822)

(3,557,962)	7,390,173	(4,838,233)

—	—	—
—	—	—

(887,348)	—	—
—		—

(887,348)	—	—

5,558,658	30,411,134	56,005,974
149,605	—	—
(30,786,532)	(3,988,613)	(7,546,714)

(25,078,269)	26,422,521	48,459,260

200	—	7,043,691
—	—	—
—	—	(227,132)

200	—	6,816,559

(25,078,069)	26,422,521	55,275,819

(29,523,379)	33,812,694	50,437,586

54,971,530	21,158,836	—

$25,448,151	$54,971,530	$50,437,586

$(154,105)	$—	$(13,852)

488,878	2,551,564	5,015,865
13,917	—	—
(2,757,154)	(316,112)	(675,193)

(2,254,359)	2,235,452	4,340,672

16	—	652,833
—	—	—
—	—	(21,047)

16	—	631,786

(2,254,343)	2,235,452	4,972,458

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)		Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends from Net Investment Income	Distributions from Realized Gains		Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund
Institutional Class
2012	$10.26	$0.01		$0.23	$0.24	$(0.02)	$—		$(0.02)	$10.48	2.31	%††	$262,447	0.81%		0.96%		0.13%	46%
2011	8.21	0.02		2.06	2.08	(0.03)	(0.00	)^	(0.03)	10.26	25.35	††	257,479	0.82		0.97		0.21	38
2010	7.61	0.03		0.60	0.63	(0.03)	—		(0.03)	8.21	8.25	††	195,304	0.82		0.97		0.31	56
2009	9.34	0.03		(1.74)	(1.71)	(0.02)	—		(0.02)	7.61	(18.28	)††	188,920	0.85		1.00		0.38	72
2008(a)	10.00	0.00	‡	(0.66)	(0.66)	—	—		—	9.34	(6.60	)††	211,065	0.86	*	1.01	*	0.21 *	5	**
Class A
2012	$10.24	$(0.01)		$0.23	$0.22	$—	$—		$—	$10.46	2.15	%††	$73,480	1.06%		1.21%		(0.12)%	46%
2011	8.19	(0.00	)‡	2.06	2.06	(0.01)	(0.00	)^	(0.01)	10.24	25.12	††	72,139	1.07		1.22		(0.05)	38
2010	7.59	0.00	‡	0.61	0.61	(0.01)	—		(0.01)	8.19	8.05	††	47,235	1.07		1.22		0.06	56
2009	9.34	0.01		(1.75)	(1.74)	(0.01)	—		(0.01)	7.59	(18.60	)††	43,705	1.10		1.25		0.14	72
2008(b)	9.66	0.00	‡	(0.32)	(0.32)	—	—		—	9.34	(3.31	)††	41,112	1.04	*	1.19	*	0.52 *	5	**

Dividend Value Equity Fund
Institutional Class
2012	$9.20	$0.19		$(0.28)	$(0.09)	$(0.19)	$—		$(0.19)	$8.92	(0.94	)%††	$225,509	0.81%		0.96%		2.16%	90%
2011	8.03	0.19		1.17	1.36	(0.19)	—		(0.19)	9.20	17.03	††	235,531	0.82		0.97		2.12	82
2010	7.44	0.15		0.59	0.74	(0.15)	—		(0.15)	8.03	9.96	††	198,506	0.83		0.98		1.84	76
2009	9.20	0.21		(1.61)	(1.40)	(0.21)	(0.15)		(0.36)	7.44	(14.76	)††	157,923	0.86		1.01		2.96	65
2008(a)	10.00	0.07		(0.80)	(0.73)	(0.07)	—		(0.07)	9.20	(7.28	)††	146,164	0.88	*	1.03	*	2.91 *	34	**
Class A
2012	$9.19	$0.17		$(0.28)	$(0.11)	$(0.17)	$—		$(0.17)	$8.91	(1.19	)%††	$58,479	1.06%		1.21%		1.90%	90%
2011	8.03	0.17		1.16	1.33	(0.17)	—		(0.17)	9.19	16.62	††	62,921	1.07		1.22		1.89	82
2010	7.43	0.13		0.60	0.73	(0.13)	—		(0.13)	8.03	9.85	††	39,781	1.08		1.23		1.54	76
2009	9.20	0.19		(1.62)	(1.43)	(0.19)	(0.15)		(0.34)	7.43	(15.08	)††	18,238	1.11		1.26		2.69	65
2008(b)	9.32	0.02		(0.12)	(0.10)	(0.02)	—		(0.02)	9.20	(1.07	)††	11,099	1.06	*	1.21	*	2.65 *	34	**

Strategic Balanced Fund
Institutional Class
2012	$10.49	$0.19		$0.06	$0.25	$(0.19)	$—		$(0.19)	$10.55	2.49	%††	$3,925	1.35	%(2)	1.77%		1.84%	18%
2011	9.54	0.14		1.05	1.19	(0.24)	—		(0.24)	10.49	12.49	††	4,399	1.30		1.39		1.34	21
2010	8.67	0.16		0.87	1.03	(0.16)	—		(0.16)	9.54	11.88	††	12,976	1.24		1.30		1.71	38
2009	9.76	0.32		(1.11)	(0.79)	(0.30)	—		(0.30)	8.67	(7.66	)††	12,038	1.18		1.23		3.94	33
2008(b)	10.00	0.01		(0.23)	(0.22)	(0.02)	—		(0.02)	9.76	(2.25	)††	23,960	1.35	*	1.79	*	1.05 *	9	**
Class A
2012	$10.48	$0.16		$0.07	$0.23	$(0.17)	$—		$(0.17)	$10.54	2.23	%††	$7,302	1.60	%(2)	2.02%		1.61%	18%
2011	9.54	0.14		1.01	1.15	(0.21)	—		(0.21)	10.48	12.07	††	7,428	1.60		1.70		1.35	21
2010	8.67	0.13		0.88	1.01	(0.14)	—		(0.14)	9.54	11.63	††	10,775	1.50		1.56		1.40	38
2009	9.76	0.28		(1.09)	(0.81)	(0.28)	—		(0.28)	8.67	(7.88	)††	6,540	1.45		1.50		3.50	33
2008(b)	10.00	0.01		(0.24)	(0.23)	(0.01)	—		(0.01)	9.76	(2.27	)††	6,860	1.60	*	2.04	*	0.69 *	9	**

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amount represents less than $0.01.
^	Includes a return of capital less than $0.01.
(a)	Commenced operations on April 25, 2008.
(b)	Commenced operations on June 30, 2008.
(1)	Per share data calculated using the average shares method.
(2)	Includes interest expense on borrowings.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments and Foreign Currency	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Diversified Strategies Fund
Class A
2012	$9.82	$0.03	$(0.43)	$(0.40)	$(0.02)	$(0.20)	$(0.22)	$9.20	(4.08)%	$11,548	1.84%		1.84%		0.01%	150%
2011(a)	10.00	(0.01)	(0.17)	(0.18)	—	—	—	9.82	(1.80)††	17,163	2.00	*	2.27	*	(0.10)*	91	**

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class
2012	$8.90	$0.17	$0.10	$0.27	$(0.18)	$—	$(0.18)	$8.99	3.06%	$154,505	0.78%		0.78%		1.99%	24%
2011	7.89	0.15	1.02	1.17	(0.16)	—	(0.16)	8.90	14.80	141,615	0.78		0.78		1.69	22
2010	7.20	0.15	0.69	0.84	(0.15)	—	(0.15)	7.89	11.75	125,363	0.79		0.79		1.87	23
2009	9.08	0.20	(1.73)	(1.53)	(0.21)	(0.14)	(0.35)	7.20	(16.33)	119,227	0.81		0.81		3.02	12
2008(b)	10.00	0.05	(0.92)	(0.87)	(0.05)	—	(0.05)	9.08	(8.69)	153,539	0.82	*	0.82	*	2.20 *	11	**
Class A
2012	$8.90	$0.15	$0.09	$0.24	$(0.15)	$—	$(0.15)	$8.99	2.81%	$24,982	1.03%		1.03%		1.74%	24%
2011	7.89	0.13	1.01	1.14	(0.13)	—	(0.13)	8.90	14.52	29,402	1.03		1.03		1.44	22
2010	7.20	0.13	0.69	0.82	(0.13)	—	(0.13)	7.89	11.48	27,365	1.04		1.04		1.62	23
2009	9.08	0.19	(1.74)	(1.55)	(0.19)	(0.14)	(0.33)	7.20	(16.54)	26,289	1.06		1.06		2.76	12
2008(c)	9.09	0.01	0.03	0.04	(0.05)	—	(0.05)	9.08	0.43	35,014	0.99	*	0.99	*	1.44 *	11	**

Small Cap Equity Fund
Institutional Class
2012	$9.72	$0.01	$(0.60)	$(0.59)	$—	$(1.31)	$(1.31)	$7.82	(5.17)%	$142,295	1.12	%(2)	1.12%		0.13%	113%
2011	7.53	(0.03)	2.22	2.19	—	—	—	9.72	29.08	182,577	1.10		1.10		(0.36)	144
2010	6.94	(0.04)	0.63	0.59	—	—	—	7.53	8.50	140,224	1.23		1.23		(0.53)	160
2009	9.61	(0.02)	(2.58)	(2.60)	—	(0.07)	(0.07)	6.94	(26.94)	80,026	1.25		1.25		(0.27)	273
2008(b)	10.00	(0.01)	(0.38)	(0.39)	—	—	—	9.61	(3.90)	64,577	1.33	*	1.33	*	(0.26)*	110	**
Class A
2012	$9.65	$(0.01)	$(0.60)	$(0.61)	$—	$(1.31)	$(1.31)	$7.73	(5.44)%	$28,288	1.37	%(2)	1.37%		(0.13)%	113%
2011	7.49	(0.06)	2.22	2.16	—	—	—	9.65	28.84	35,349	1.35		1.35		(0.62)	144
2010	6.92	(0.06)	0.63	0.57	—	—	—	7.49	8.24	24,475	1.48		1.48		(0.76)	160
2009	9.61	(0.03)	(2.59)	(2.62)	—	(0.07)	(0.07)	6.92	(27.15)	18,840	1.50		1.50		(0.51)	273
2008(c)	9.83	(0.01)	(0.21)	(0.22)	—	—	—	9.61	(2.24)	21,288	1.44	*	1.44	*	(0.73)*	110	**

International Equity Fund
Institutional Class
2012	$9.18	$0.11	$(1.16)	$(1.05)	$(0.05)	$—	$(0.05)	$8.08	(11.39)%	$198,348	1.14	%(2)	1.14%		1.32%	20%
2011	7.79	0.11	1.34	1.45	(0.06)	—	(0.06)	9.18	18.66	263,419	1.14		1.14		1.25	26
2010	7.18	0.07	0.55	0.62	(0.01)	—	(0.01)	7.79	8.69	218,996	1.16		1.16		0.91	35
2009	9.01	0.08	(1.71)	(1.63)	(0.20)	—	(0.20)	7.18	(17.51)	182,004	1.21		1.21		1.27	51
2008(b)	10.00	0.06	(1.05)	(0.99)	—	—	—	9.01	(9.90)	230,394	1.19	*	1.19	*	2.25 *	16	**
Class A
2012	$9.16	$0.09	$(1.16)	$(1.07)	$(0.03)	$—	$(0.03)	$8.06	(11.67)%	$39,475	1.39	%(2)	1.39%		1.07%	20%
2011	7.77	0.09	1.34	1.43	(0.04)	—	(0.04)	9.16	18.42	49,881	1.39		1.39		1.01	26
2010	7.18	0.05	0.54	0.59	—	—	—	7.77	8.22	38,653	1.41		1.41		0.64	35
2009	9.01	0.07	(1.71)	(1.64)	(0.19)	—	(0.19)	7.18	(17.65)	36,191	1.46		1.46		1.07	51
2008(c)	9.31	(0.00)‡	(0.30)	(0.30)	—	—	—	9.01	(3.22)	41,937	1.25	*	1.25	*	(0.20)*	16	**

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amount represents less than $0.01.
(a)	Commenced operations on January 7, 2011.
(b)	Commenced operations on April 25, 2008.
(c)	Commenced operations on June 30, 2008.
(1)	Per share data calculated using the average shares method.
(2)	Includes interest expense on borrowings.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

Low Duration Bond Fund
Institutional Class
2012	$10.64	$0.25	$0.11	$0.36	$(0.25)	$(0.16)	$(0.41)	$10.59	3.52	%††	$239,140	0.53	%(3)	0.68%		2.37%		73%
2011	10.67	0.27	0.04	0.31	(0.25)	(0.09)	(0.34)	10.64	2.97	††	236,573	0.53		0.68		2.56		56
2010	10.32	0.37	0.33	0.70	(0.35)	—	(0.35)	10.67	6.86	††	165,334	0.53		0.70		3.52		62
2009	10.01	0.47	0.30	0.77	(0.46)	(0.00)‡	(0.46)	10.32	8.00	††	103,107	0.52		0.72		4.77		56
2008(a)	10.00	0.10	0.01	0.11	(0.10)	—	(0.10)	10.01	1.12	††	118,107	0.56	*	0.76	*	3.88	*	8	**
Class A
2012	$10.64	$0.22	$0.11	$0.33	$(0.22)	$(0.16)	$(0.38)	$10.59	3.27	%††	$37,068	0.78	%(3)	0.93%		2.11%		73%
2011	10.67	0.25	0.03	0.28	(0.22)	(0.09)	(0.31)	10.64	2.71	††	26,236	0.78		0.93		2.34		56
2010	10.32	0.35	0.32	0.67	(0.32)	—	(0.32)	10.67	6.60	††	30,225	0.78		0.95		3.28		62
2009	10.01	0.45	0.30	0.75	(0.44)	(0.00)‡	(0.44)	10.32	7.74	††	22,597	0.77		0.97		4.53		56
2008(b)	10.04	0.03	(0.03)	—	(0.03)	—	(0.03)	10.01	(0.02	)††	26,293	0.73	*	0.93	*	3.32	*	8	**

Total Return Bond Fund
Institutional Class
2012	$10.70	$0.51	$0.15	$0.66	$(0.50)	$(0.06)	$(0.56)	$10.80	6.45	%††	$675,039	0.50%		0.65%		4.79%		61%
2011	10.71	0.54	0.35	0.89	(0.52)	(0.38)	(0.90)	10.70	8.72	††	489,685	0.51		0.66		5.08		58
2010	10.17	0.63	0.66	1.29	(0.60)	(0.15)	(0.75)	10.71	13.03	††	319,147	0.54		0.67		5.97		60
2009	9.89	0.58	0.28	0.86	(0.56)	(0.02)	(0.58)	10.17	9.08	††	238,649	0.59		0.69		5.97		67
2008(a)	10.00	0.13	(0.11)	0.02	(0.13)	—	(0.13)	9.89	0.15	††	199,384	0.62	*	0.72	*	4.78	*	12	**
Class A
2012	$10.69	$0.48	$0.17	$0.65	$(0.48)	$(0.06)	$(0.54)	$10.80	6.29	%††	$117,779	0.75%		0.90%		4.55%		61%
2011	10.71	0.52	0.33	0.85	(0.49)	(0.38)	(0.87)	10.69	8.36	††	104,713	0.77		0.91		4.83		58
2010	10.17	0.61	0.65	1.26	(0.57)	(0.15)	(0.72)	10.71	12.76	††	76,319	0.79		0.92		5.73		60
2009	9.89	0.55	0.28	0.83	(0.53)	(0.02)	(0.55)	10.17	8.82	††	54,777	0.84		0.94		5.73		67
2008(b)	9.95	0.04	(0.06)	(0.02)	(0.04)	—	(0.04)	9.89	(0.21	)††	49,258	0.81	*	0.92	*	4.69	*	12	**

Municipal Bond Fund
Institutional Class
2012	$10.43	$0.30	$0.40	$0.70	$(0.30)	$(0.04)	$(0.34)	$10.79	6.84	%††	$204,090	0.60%		0.70%		2.81%		8%
2011	10.50	0.34	(0.06)	0.28	(0.34)	(0.01)	(0.35)	10.43	2.68	††	159,989	0.62		0.72		3.25		10
2010	10.28	0.34	0.22	0.56	(0.33)	(0.01)	(0.34)	10.50	5.56	††	165,952	0.61		0.71		3.22		5
2009	9.94	0.34	0.34	0.68	(0.34)	(0.00)‡	(0.34)	10.28	6.99	††	141,775	0.62		0.72		3.39		14
2008(a)	10.00	0.09	(0.07)	0.02	(0.08)	—	(0.08)	9.94	0.24	††	124,174	0.67	*	0.77	*	3.20	*	3	**
Class A
2012	$10.43	$0.27	$0.40	$0.67	$(0.28)	$(0.04)	$(0.32)	$10.78	6.50	%††	$3,797	0.85%		0.95%		2.50%		8%
2011	10.50	0.31	(0.06)	0.25	(0.31)	(0.01)	(0.32)	10.43	2.40	††	194	0.86		0.96		2.99		10
2010	10.28	0.31	0.23	0.54	(0.31)	(0.01)	(0.32)	10.50	5.31	††	816	0.86		0.96		2.97		5
2009(c)	10.06	0.30	0.24	0.54	(0.32)	(0.00)‡	(0.32)	10.28	5.48	††	668	0.87	*	0.97	*	3.15	*	14	**(2)

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amounts represents less than $0.01.
(a)	Commenced operations on April 25, 2008.
(b)	Commenced operations on June 30, 2008.
(c)	Commenced operations on August 28, 2008.
(1)	Per share data calculated using the average shares method.
(2)	Portfolio turnover rate is for the Fund for the year ended July 31, 2009.
(3)	Includes interest expense on borrowings.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Period

For the Periods Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends	Net Asset Value, End of Period	Total Return†		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Low Duration Municipal Bond Fund
Institutional Class
2012	$10.30	$0.14	$(0.01)	$0.13	$(0.14)	$(0.00)‡	$(0.14)	$10.29	1.32	%††	$92,501	0.57	%(4)	0.77%		1.39%		14%
2011	10.35	0.18	(0.05)	0.13	(0.18)	(0.00)‡	(0.18)	10.30	1.29	††	79,658	0.60		0.80		1.75		9
2010	10.22	0.21	0.13	0.34	(0.21)	—	(0.21)	10.35	3.32	††	65,841	0.61		0.81		2.02		21
2009	10.00	0.23	0.22	0.45	(0.23)	—	(0.23)	10.22	4.51	††	54,257	0.61		0.81		2.26		27
2008(a)	10.00	0.06	0.00 ‡	0.06	(0.06)	—	(0.06)	10.00	0.57	††	48,699	0.72	*	0.92	*	2.18	*	10	**
Class A
2012	$10.30	$0.12	$(0.02)	$0.10	$(0.11)	$(0.00)‡	$(0.11)	$10.29	1.03	%††	$87	0.82	%(4)	1.02%		1.15%		14%
2011	10.35	0.16	(0.06)	0.10	(0.15)	(0.00)‡	(0.15)	10.30	1.02	††	117	0.85		1.05		1.52		9
2010	10.22	0.18	0.13	0.31	(0.18)	—	(0.18)	10.35	3.07	††	655	0.86		1.06		1.77		21
2009(b)	10.04	0.18	0.21	0.39	(0.21)	—	(0.21)	10.22	3.89	††	591	0.86	*	1.06	*	1.89	*	27	**(2)

Kempner Treasury and Income Fund
Institutional Class
2012	$11.03	$0.12	$0.55	$0.67	$(0.16)	$(0.11)	$(0.27)	$11.43	6.12%		$33,774	0.67%		0.67%		1.02%		0%
2011	10.54	0.34	0.59	0.93	(0.30)	(0.14)	(0.44)	11.03	9.08		31,269	0.76		0.76		3.14		5
2010	10.14	0.30	0.54	0.84	(0.20)	(0.24)	(0.44)	10.54	8.48		26,357	0.71		0.71		2.85		28
2009	9.94	0.01	0.33	0.34	(0.10)	(0.04)	(0.14)	10.14	3.50		26,128	0.70		0.70		0.12		114
2008(a)	10.00	0.12	(0.06)	0.06	(0.12)	—	(0.12)	9.94	0.59		21,852	1.00	*	1.00	*	4.42	*	0	**

LKCM Multi-Cap Equity Fund
Institutional Class
2012	$9.85	$0.04	$0.36	$0.40	$(0.04)	$(0.37)	$(0.41)	$9.84	4.55	%††	$3,054	1.35	%(4)	2.35%		0.48%		24%
2011	7.71	0.02	2.13	2.15	(0.01)	—	(0.01)	9.85	27.84	††	5,781	1.35		2.00		0.16		12
2010	7.06	0.00 ‡	0.71	0.71	(0.06)	—	(0.06)	7.71	10.04	††	6,842	1.35		1.55		0.06		14
2009	9.32	0.04	(1.47)	(1.43)	(0.02)	(0.81)	(0.83)	7.06	(13.43	)††	9,807	1.35		1.36		0.62		34
2008(a)	10.00	0.01	(0.69)	(0.68)	—	—	—	9.32	(6.80)		17,389	1.35	*	1.46	*	0.46	*	23	**

Mid Cap Equity Fund
Institutional Class
2012	$12.26	$(0.07)	$(0.56)	$(0.63)	$—	$(0.22)	$(0.22)	$11.41	(5.06)%		$25,448	1.25	%(4)	1.25%		(0.61)%		108%
2011	9.40	(0.10)	2.96	2.86	—	—	—	12.26	30.43		54,972	1.26		1.26		(0.86)		53
2010	7.13	(0.08)	2.35	2.27	—	—	—	9.40	31.84		21,159	1.39		1.39		(0.92)		72
2009	9.57	(0.03)	(2.41)	(2.44)	—	—	—	7.13	(25.50	)††	10,778	1.55		1.63		(0.42)		88
2008(a)	10.00	(0.01)	(0.42)	(0.43)	—	—	—	9.57	(4.30	)††	10,984	1.55	*	2.13	*	(0.19	)*	27	**
Class A
2012(d)	$12.12	$(0.08)	$(0.63)	$(0.71)	$—	$—	$—	$11.41	(5.86)%		$—	1.80	%*	1.80	%*	(1.38	)%*	108	%**(3)

Natural Resources Fund
Institutional Class
2012(c)	$10.00	$0.00	$0.15	$0.15	$—	$—	$—	$10.15	1.50%		$44,041	1.42	%*	1.42	%*	(0.02	)%*	49	%**
Class A
2012(c)	$10.00	$(0.03)	$0.16	$0.13	$—	$—	$—	$10.13	1.30%		$6,397	1.71	%*	1.71	%*	(0.33	)%*	49	%**

*	Annualized.
**	Not annualized.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures do not include applicable sales loads.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
‡	Amounts represents less than $0.01.
(a)	Commenced operations on April 25, 2008.
(b)	Commenced operations on August 28, 2008.
(c)	Commenced operations on September 27, 2011.
(d)	Commenced operations on February 13, 2012.
(1)	Per share data calculated using the average shares method.
(2)	Portfolio turnover rate is for the Fund for the year ended July 31, 2009.
(3)	Portfolio turnover rate is for the Fund for the year ended July 31, 2012.
(4)	Includes interest expense on borrowings.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein relate to the Trust’s Frost Funds. The Frost Funds include the Frost Growth Equity Fund (formerly Frost Core Growth Equity Fund) (the “Growth Equity Fund”), Frost Dividend Value Equity Fund (the “Dividend Value Equity Fund”), Frost Strategic Balanced Fund (the “Strategic Balanced Fund”), Frost Diversified Strategies Fund (the “Diversified Strategies Fund”), Frost Kempner Multi-Cap Deep Value Equity Fund (the “Kempner Multi-Cap Deep Value Equity Fund”), Frost Small Cap Equity Fund (the “Small Cap Equity Fund”), Frost International Equity Fund (the “International Equity Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Municipal Bond Fund (the “Municipal Bond Fund”), Frost Low Duration Municipal Bond Fund (the “Low Duration Municipal Bond Fund”), Frost Kempner Treasury and Income Fund (the “Kempner Treasury and Income Fund”), Frost LKCM Multi-Cap Equity Fund (the “LKCM Multi-Cap Equity Fund”), Frost Mid Cap Equity Fund (formerly Frost LKCM Small-Mid Cap Equity Fund) (the “Mid Cap Equity Fund”) and Frost Natural Resources Fund (the “Natural Resources Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Dividend Value Equity Fund, Strategic Balanced Fund and International Equity Fund seek to achieve long-term capital appreciation and current income. The Kempner Multi-Cap Deep Value Equity Fund seeks to generate a total pre-tax return, including capital growth and dividends, greater than the rate of inflation over a three-to-five year period. The Small Cap Equity Fund seeks to maximize total return. The Low Duration Bond Fund and Total Return Bond Fund both seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Low Duration Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return. The Kempner Treasury and Income Fund seeks to provide current income consistent with the preservation of capital. Both the LKCM Multi-Cap Equity Fund and Mid Cap Equity Fund seek to maximize long-term capital appreciation. The Diversified Strategies Fund seeks capital growth with reduced correlation to the stock and bond markets. The Natural Resources Fund seeks long-term capital growth with a secondary goal of current income. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds currently offer Institutional Class Shares and Class A Shares. The financial statements of the remaining funds in the Trust are presented separately.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2012, no securities were fair valued by the Committee.

All registered investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Frost Investment Advisors, LLC (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the International Equity Fund owns securities is closed for one or more days, the International Equity Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above. As of July 31, 2012, the total market value of securities in the International Equity Fund, valued in accordance with fair value procedures described above was $181,156,042 or 76.2% of net assets.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at July 31, 2012.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

Investments in Securities*	Level 1	Level 2	Level 3	Total
Growth Equity Fund
Common Stock	$318,725,486	$—	$—	$318,725,486
Cash Equivalents	20,021,060	—	—	20,021,060
Repurchase Agreements	—	14,037,889	—	14,037,889

Total Investments in Securities	$338,746,546	$14,037,889	$—	$352,784,435

Dividend Value Equity Fund
Common Stock	$270,832,088	$—	$—	$270,832,088
Cash Equivalents	13,470,571	—	—	13,470,571
Repurchase Agreements	—	37,982,895	—	37,982,895

Total Investments in Securities	$284,302,659	$37,982,895	$—	$322,285,554

Strategic Balanced Fund
Registered Investment Companies	$9,910,620	$—	$—	$9,910,620
Common Stock	87,038	—	—	87,038
Cash Equivalents	1,267,510	—	—	1,267,510
Repurchase Agreements	—	458,407	—	458,407

Total Investments in Securities	$11,265,168	$458,407	$—	$11,723,575

Diversifed Strategies Fund
Registered Investment Companies	$10,520,596	$—	$—	$10,520,596
Purchased Options	21,017	—	—	21,017
Cash Equivalents	814,870	—	—	814,870
Repurchase Agreements	—	1,215,049	—	1,215,049

Total Investments in Securities	$11,356,483	$1,215,049	$—	$12,571,532

Kempner Multi-Cap Deep Value Equity Fund
Common Stock	$155,715,675	$—	$—	$155,715,675
Cash Equivalents	24,276,799	—	—	24,276,799
Repurchase Agreements	—	34,669,996	—	34,669,996

Total Investments in Securities	$179,992,474	$34,669,996	$—	$214,662,470

Small Cap Equity Fund
Common Stock	$164,356,389	$—	$—	$164,356,389
Cash Equivalents	9,602,762	—	—	9,602,762
Repurchase Agreements	—	34,044,519	—	34,044,519

Total Investments in Securities	$173,959,151	$34,044,519	$—	$208,003,670

International Equity Fund
Common Stock	$50,230,870	$176,682,363	$—	$226,913,233
Preferred Stock	—	4,473,679	—	4,473,679
Cash Equivalent	4,856,927	—	—	4,856,927

Total Investments in Securities	$55,087,797	$181,156,042	$—	$236,243,839

Low Duration Bond Fund
Asset-Backed Securities	$—	$85,216,614	$—	$85,216,614
Mortgage-Backed Securities	—	71,677,740	—	71,677,740
Corporate Obligations	—	64,458,155	—	64,458,155
U.S. Treasury Obligations	23,845,880	—	—	23,845,880
Municipal Bonds	—	16,198,543	—	16,198,543
Cash Equivalents	1,451,048	—	—	1,451,048
Repurchase Agreements	—	34,830,249	—	34,830,249

Total Investments in Securities	$25,296,928	$272,381,301	$—	$297,678,229

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

Investments in Securities*	Level 1	Level 2	Level 3	Total
Total Return Bond Fund
Mortgage-Backed Securities	$—	$311,078,291	$—	$311,078,291
Corporate Obligations	—	225,812,030	—	225,812,030
Asset-Backed Securities	—	90,224,985	—	90,224,985
U.S. Treasury Obligations	69,197,622	—	—	69,197,622
Municipal Bonds	—	51,330,650	—	51,330,650
Collateralized Loan Obligations	—	22,542,889	—	22,542,889
U.S. Government Agency Obligations	—	6,139,352	—	6,139,352
Cash Equivalents	4,259,690	—	—	4,259,690
Commercial Paper	—	4,282,576	—	4,282,576
Repurchase Agreements	—	76,740,768	—	76,740,768

Total Investments in Securities	$73,457,312	$788,151,541	$—	$861,608,853

Municipal Bond Fund
Municipal Bonds	$—	$198,623,577	$—	$198,623,577
Cash Equivalent	9,087,230	—	—	9,087,230

Total Investments in Securities	$9,087,230	$198,623,577	$—	$207,710,807

Low Duration Municipal Bond Fund
Municipal Bonds	$—	$80,862,883	$—	$80,862,883
Cash Equivalent	11,133,330	—	—	11,133,330

Total Investments in Securities	$11,133,330	$80,862,883	$—	$91,996,213

Kempner Treasury and Income Fund
U.S. Treasury Obligations	$16,600,821	$—	$—	$16,600,821
Cash Equivalent	17,275,466	—	—	17,275,466

Total Investments in Securities	$33,876,287	$—	$—	$33,876,287

LKCM Multi-Cap Equity Fund
Common Stock	$3,056,930	$—	$—	$3,056,930
Cash Equivalents	24,660	—	—	24,660
Repurchase Agreements	—	286,173	—	286,173

Total Investments in Securities	$3,081,590	$286,173	$—	$3,367,763

Mid Cap Equity Fund
Common Stock	$25,170,601	$—	$—	$25,170,601
Cash Equivalents	1,484,795	—	—	1,484,795
Repurchase Agreements	—	2,734,055	—	2,734,055

Total Investments in Securities	$26,655,396	$2,734,055	$—	$29,389,451

Natural Resources Fund
Common Stock	$45,380,475	$—	$—	$45,380,475
Exchange Traded Funds	580,930	—	—	580,930
Cash Equivalent	4,482,151	—	—	4,482,151

Total Investments in Securities	$50,443,556	$—	$—	$50,443,556

Other Financial Instruments**
International Equity Fund	$—	$990,005	$—	$990,005

Liabilities***
Diversified Strategies Fund	$(44,880)	$—	$—	$(44,880)

*Industry	disclosure of holdings is detailed in the Schedule of Investments.
**Other	financial instruments are forward foreign currency contracts reflected in the Schedule of Investments.
***Liabilities	are written options reflected in the Schedule of Investments.

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For the year or period ended July 31, 2012, there were no transfers between Level 1 and Level 2 within the Funds except for the International Equity Fund. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended July 31, 2012, the International Equity Fund had securities with a total value of $181,156,042 transfer from Level 1 to Level 2. Changes in the classifications between Level 1 and 2 occur when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. Level placement of securities is not necessarily indicative of the risk associated with the investment.

For the year ended July 31, 2012, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The International Equity Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The International Equity Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2012, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Contracts — The International Equity Fund will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the portfolio management team. Currency hedging, if utilized, is to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The International Equity Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedule of Investments or the Statement of Assets and Liabilities.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the

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U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

As discussed in Note 9, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Funds receive cash collateral for securities on loan, a portion of which has been invested in repurchase agreements as of July 31, 2012 in a joint account for the Funds. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

As of July 31, 2012, the Growth Equity Fund, Dividend Value Equity Fund, Strategic Balanced Fund, Diversified Strategies Fund, Kempner Multi-Cap Deep Value Equity Fund, Small Cap Equity Fund, Low Duration Bond Fund, Total Return Bond Fund, LKCM Multi-Cap Equity Fund and Mid Cap Equity Fund had repurchase agreements executed by the joint account as follows:

Counterparty	Terms of Agreement	Face Value	Market Value	Repurchase Price
BNP Paribas	0.250% due 8/1/12	$25,000,000	$25,000,000	$25,000,174
HSBC Securities	0.300% due 8/1/12	100,000,000	100,000,000	100,000,833
Mizuho	0.200% due 8/1/12	85,000,000	85,000,000	85,000,474

As of July 31, 2012, the collateral for the repurchase agreements in the joint account was as follows:

Security Type	Maturity Dates	Range of Rate	Par Value	Market Value
Corporate Obligations	09/15/12 - 03/01/41	0.467% - 8.750%	$10,000 - $1,700,000	$26,250,001
Corporate Obligations	10/17/12 - 12/31/49	2.750% - 10.500%	$5,000 - $48,590,000	105,003,233
Corporate Obligations	11/15/33 - 09/25/40	4.755% - 7.451%	$11,300,000 - $377,650,873	86,700,000

Options Written/Purchased — A Fund may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss.

The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Diversified Strategies Fund had open options contracts as of July 31, 2012, as disclosed in the Fund’s Schedule of Investments.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets. In addition to the expenses reflected on the Statement of Operations, the Strategic Balanced Fund and Diversified Strategies Fund indirectly bear expenses of the underlying funds (registered investment companies) in which it invests. Because each of the underlying funds have varied expense and fee levels, and the Strategic Balanced Fund and Diversified Strategies Fund may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

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Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Offering Costs — Offering costs, including costs of printing initial prospectuses, legal and registration fees are amortized over twelve months from the inception dates of the Funds. As of July 31, 2012, the Natural Resources Fund had deferred offering costs of $12,769 left to be amortized.

Dividends and Distributions to Shareholders — The Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, LKCM Multi-Cap Equity Fund, Mid Cap Equity Fund and Natural Resources Fund each distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Dividend Value Equity Fund, Kempner Multi-Cap Deep Value Equity Fund, Strategic Balanced Fund, Low Duration Bond Fund, Total Return Bond Fund, Municipal Bond Fund, Low Duration Municipal Bond Fund, Kempner Treasury and Income Fund, and Diversified Strategies Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Redemption Fees — The International Equity Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. The Diversified Strategies Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than sixty days. For the year ended July 31, 2012, the International Equity Fund retained $1,901 and Diversified Strategies Fund retained no such fees. Fees collected are retained by the Funds for the benefit of the remaining shareholders and are included in capital shares transactions in the Statement of Changes in Net Assets.

Line of Credit — The Funds entered into an agreement which enables them to participate in a $20 million unsecured committed revolving line of credit on a first come, first serve basis, with Union Bank, N.A. (the “Custodian”) which expires April 24, 2013. The proceeds from the borrowings shall be used to finance the Funds’ short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Custodian’s current reference rate minus 1%. As of July 31, 2012, the Funds had no borrowings outstanding. Listed below are Funds which had borrowings during the year ended July 31, 2012:

	Maximum Amount Borrowed	Number of Days Outstanding	Average Outstanding Balance	Daily Weighted Average Interest Rate	Interest Paid
Strategic Balanced Fund	$3,206,952	2	$2,182,290	3.25%	$394
Small Cap Equity Fund	9,825,308	9	1,649,345	3.25	1,340
International Equity Fund	507,143	2	324,765	3.25	59
Low Duration Bond Fund	10,174,800	12	5,563,819	3.25	6,027
Total Return Bond Fund	849,857	2	436,635	3.25	78
Low Duration Municipal Bond Fund	50,230	1	50,230	3.25	5
LKCM Multi-Cap Equity Fund	1,002,781	19	111,263	3.25	191
Mid Cap Equity Fund	9,103,508	12	2,664,914	3.25	2,887

3. Options Written:

A summary of option contracts written in the Diversified Strategies Fund during the year ended July 31, 2012 is as follows:

	Number of Contracts	Premiums Received
Outstanding at July 31, 2011	1,486	$163,847
Written Options	12,191	1,426,775
Exercised	(705)	(179,762)
Expired	(937)	(85,800)
Closing Buys	(11,410)	(1,300,302)

Outstanding at July 31, 2012	625	$24,758

4. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

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5. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of: 0.10% on the first $2 billion of the Funds’ aggregate average daily net assets; 0.08% on the next $1 billion of the Funds’ aggregate average daily net assets; and 0.06% on the Funds’ aggregate average daily net assets over $3 billion. The minimum annual administration fee is $900,000 for the initial eight Funds. The minimum annual administration fee will increase by $90,000 for each additional fund established. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust and Distributor are parties to a Distribution Plan dated May 31, 2000, amended and restated November 16, 2004. The Funds have adopted a Distribution Plan (the “Plan”) for the Class A Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

Frost Investment Advisors, LLC, a Delaware limited liability corporation formed in 2007, serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Frost Bank. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has voluntarily agreed to reduce its investment advisory fees for certain Funds as set forth below (“Voluntary Fee Reduction”). In addition, the Adviser has voluntarily agreed to further reduce its fees and/or reimburse expenses to the extent necessary to keep from exceeding certain levels as set forth below (“Expense Limitation”). The Adviser may discontinue all or part of these fee reductions or reimbursements at any time.

The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s voluntary Expense Limitation for each Fund.

Fund	Advisory Fee Before Voluntary Fee Reduction	Adviser’s Voluntary Fee Reduction	Institutional Class Voluntary Expense Limitation	Class A Voluntary Expense Limitation
Growth Equity Fund	0.80%	0.15%	1.25%	1.50%
Dividend Value Equity Fund	0.80%	0.15%	1.25%	1.50%
Strategic Balanced Fund	0.70%	0.05%	1.35%	1.60%
Diversified Strategies Fund	0.80%	None	N/A	2.00%
Kempner Multi-Cap Deep Value Equity Fund	0.59%	None	1.05%	1.30%
Small Cap Equity Fund	1.00% for assets up to $100 million	None	1.55%	1.80%
	0.85% for assets over $100 million
International Equity Fund	0.95% for assets up to $150 million	None	1.45%	1.70%
	0.90% for assets over $150 million
Low Duration Bond Fund	0.50%	0.15%	0.95%	1.20%
Total Return Bond Fund	0.50%	0.15%	0.95%	1.20%
Municipal Bond Fund	0.50%	0.10%	1.05%	1.30%
Low Duration Municipal Bond Fund	0.50%	0.20%	1.15%	1.40%
Kempner Treasury and Income Fund	0.35%	None	1.05%	1.30%*
LKCM Multi-Cap Equity Fund	0.75%	None	1.35%	1.60%*
Mid Cap Equity Fund	0.90%	None	1.55%	1.80%
Natural Resources Fund	0.80%	None	1.75%	2.00%

*	Class is registered but not yet opened.

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If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2012, the Adviser recaptured $0 of prior Expense Limitation reimbursements. At July 31, 2012, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Fiscal Year	Subject to Repayment until July 31:	LKCM Multi-Cap Equity Fund	Strategic Balanced Fund	Diversified Strategies Fund
7/31/09 –7/31/10	2013	$17,004	$—	$—
7/31/10 –7/31/11	2014	43,515	5,969	22,831
7/31/11 –7/31/12	2015	44,495	42,971	—

	Total	$105,014	$48,940	$22,831

As of July 31, 2012, the Adviser has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:

Investment Sub-Adviser
Kempner Multi-Cap Deep Value Equity Fund	Kempner Treasury and Income Fund
Kempner Capital Management, Inc.	Kempner Capital Management, Inc.

Small Cap Equity Fund	LKCM Multi-Cap Equity Fund
Artio Global Management LLC	Luther King Capital Management Corporation
Cambiar Investors LLC	Mid Cap Equity Fund Luther King Capital Management Corporation
International Equity Fund
Thornburg Investment Management, Inc.

7. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year or period ended July 31, 2012 were as follows:

	U.S. Government	Other	Total
Growth Equity Fund
Purchases	$—	$152,079,906	$152,079,906
Sales	—	142,682,699	142,682,699
Dividend Value Equity Fund
Purchases	—	250,616,881	250,616,881
Sales	—	251,141,619	251,141,619
Strategic Balanced Fund*
Purchases	—	2,038,598	2,038,598
Sales	—	3,573,873	3,573,873
Diversified Strategies Fund
Purchases	—	18,193,584	18,193,584
Sales	—	22,537,083	22,537,083
Kempner Multi-Cap Deep Value Equity Fund
Purchases	—	38,000,300	38,000,300
Sales	—	38,462,808	38,462,808
Small Cap Equity Fund
Purchases	—	206,343,816	206,343,816
Sales	—	242,475,049	242,475,049
International Equity Fund
Purchases	—	50,580,035	50,580,035
Sales	—	89,681,024	89,681,024

	U.S. Government	Other	Total
Low Duration Bond Fund
Purchases	$79,929,742	$60,413,175	$140,342,917
Sales	95,248,952	62,919,381	158,168,333
Total Return Bond Fund
Purchases	351,567,917	245,677,836	597,245,753
Sales	238,585,135	151,163,006	389,748,141
Municipal Bond Fund
Purchases	—	55,060,109	55,060,109
Sales	—	13,146,883	13,146,883
Low Duration Municipal Bond Fund
Purchases	—	31,886,094	31,886,094
Sales	—	10,122,500	10,122,500
Kempner Treasury and Income Fund
Purchases	—	—	—
Sales	6,985,640	—	6,985,640
LKCM Multi-Cap Equity Fund
Purchases	—	1,087,304	1,087,304
Sales	—	3,986,020	3,986,020
Mid Cap Equity Fund
Purchases	—	38,972,623	38,972,623
Sales	—	64,193,882	64,193,882
Natural Resources Fund **
Purchases	—	64,363,217	64,363,217
Sales	—	13,581,280	13,581,280

*	Includes $41,853 and $1,812 of purchases and sales, respectively, of affiliated investment.
**	Commenced operations on September 27, 2011.

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8. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise.

Permanent book and tax differences resulted in the reclassification of the following:

	Undistributed Net Investment Income (Loss)	Accumulated Realized Gain (Loss)	Paid-in Capital
Strategic Balanced Fund	$8,029	$(7,721)	$(308)
Diversified Strategies Fund	20,300	(19,140)	(1,160)
Kempner Multi-Cap Deep Value Equity Fund	54,007	(54,007)	—
Small Cap Equity Fund	(72,638)	72,638	—
International Equity Fund	1,039,764	(1,039,764)	—
Low Duration Bond Fund	43,245	(43,245)	—
Total Return Bond Fund	(91,324)	91,324	—
Low Duration Municipal Bond Fund	(124)	124	—
Kempner Treasury and Income Fund	8,926	(8,926)	—
LKCM Multi-Cap Equity Fund	1,121	(1,121)	—
Mid Cap Equity Fund	75,410	2,427	(77,837)
Natural Resources Fund	3,848	2,150	(5,998)

These differences are primarily due to differing book and tax treatment of net operating loss, investment in master limited partnerships, reclassification of distributions and nondeductible excise tax paid, paydowns, REIT adjustments, and foreign exchange gain/loss. These reclassifications had no effect on the net assets or net asset value.

The tax character of dividends and distributions declared during the years ended July 31, 2012 and July 31, 2011 was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2012	$—	$414,910	$—	$—	$414,910
2011	—	652,934	—	95,044	747,978
Dividend Value Equity Fund
2012	—	6,209,189	—	—	6,209,189
2011	—	5,775,814	—	—	5,775,814
Strategic Balanced Fund
2012	—	203,991	—	—	203,991
2011	—	348,685	—	—	348,685
Diversified Strategies Fund
2012	—	294,964	3,275	—	298,239
Kempner Multi-Cap Deep Value Equity Fund
2012	—	3,435,941	—	—	3,435,941
2011	—	2,902,942	—	—	2,902,942
Small Cap Equity Fund
2012	—	24,321,647	4,382,377	—	28,704,024
International Equity Fund
2012	—	1,637,117	—	—	1,637,117
2011	—	1,905,266	—	—	1,905,266
Low Duration Bond Fund
2012	—	6,183,244	3,210,729	—	9,393,973
2011	—	5,785,139	1,790,978	—	7,576,117
Total Return Bond Fund
2012	—	33,815,098	2,964,674	—	36,779,772
2011	—	24,050,864	13,795,174	—	37,846,038

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	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Municipal Bond Fund
2012	$5,218,712	$—	$699,507	$—	$5,918,219
2011	5,045,957	—	110,765	—	5,156,722
Low Duration Municipal Bond Fund
2012	1,162,725	20	22,789	—	1,185,534
2011	1,236,866	—	21,821	—	1,258,687
Kempner Treasury and Income Fund
2012	—	454,634	352,240	—	806,874
2011	—	843,706	302,844	—	1,146,550
LKCM Multi-Cap Equity Fund
2012	—	23,140	200,582	—	223,722
2011	—	4,592	—	—	4,592
Mid Cap Equity Fund
2012	—	—	887,348	—	887,348

As of July 31, 2012, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post- October Losses	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$—	$—	$—	$(7,876,213)	$(3,198,238)	$(150,771)	$75,137,485	$—	$63,912,263
Dividend Value Equity Fund	190,641	—	—	(215,704)	(8,226,632)	—	17,748,628	(232,201)	9,264,732
Strategic Balanced Fund	9,070	—	—	(3,510,588)	—	—	620,061	—	(2,881,457)
Diversified Strategies Fund	—	—	—	—	(889,361)	—	(370,152)	(88,074)	(1,347,587)
Kempner Multi-Cap Deep Value Equity Fund	71,465	—	1,509,464	—	—	—	(22,157,097)	(84,334)	(20,660,502)
Small Cap Equity Fund	94,558	—	691,372	—	—	—	(5,287,650)	—	(4,501,720)
International Equity Fund	4,571,281	—	—	(38,593,989)	(2,433,501)	—	27,497,748	(990,005)	(9,948,466)
Low Duration Bond Fund	666,238	—	1,116,746	—	—	—	5,791,722	(451,739)	7,122,967
Total Return Bond Fund	4,369,362	—	7,200,753	—	—	—	20,528,029	(3,306,700)	28,791,444
Municipal Bond Fund	—	464,280	93,948	—	—	—	13,322,458	(463,547)	13,417,139
Low Duration Municipal Bond Fund	—	96,754	—	—	—	—	1,786,158	(96,251)	1,786,661
Kempner Treasury and Income Fund	—	—	981,805	—	—	—	3,559,690	—	4,541,495
LKCM Multi-Cap Equity Fund	26,222	—	671,248	—	—	—	937,882	—	1,635,352
Mid Cap Equity Fund	—	—	248,795	—	—	(154,101)	2,282,598	—	2,377,292
Natural Resources Fund	—	—	—	(6,927)	(1,579,961)	(13,852)	(3,231,495)	—	(4,832,235)

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2011 through July 31, 2012, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2012 through July 31, 2012 and specified losses realized on investment transactions from November 1, 2011 through July 31, 2012, that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards represent realized losses that a Fund may carry forward for a maximum period of eight years and apply against future net realized gains. At July 31, 2012, the breakdown of capital loss carryforwards was as follows:

	Expires 07/31/17	Expires 07/31/18	Expires 07/31/19	Capital Loss Carryforwards 07/31/12 With Expiration
Growth Equity Fund	$—	$7,876,213	$—	$7,876,213
Dividend Value Equity Fund	—	215,704	—	215,704
Strategic Balanced Fund	1,632,619	1,230,836	598,123	3,461,578
International Equity Fund	9,495,151	21,246,459	—	30,741,610

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Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total*
Strategic Balanced Fund	$49,010	$—	$49,010
International Equity Fund	5,188,818	2,663,561	7,852,379
Natural Resources Fund	6,927	—	6,927

*	This table should be used in conjunction with the capital loss carryforwards table.

During the fiscal year ended July 31, 2012, the Growth Equity Fund, Dividend Value Equity Fund and Kempner Multi-Cap Deep Value Equity Fund, utilized $18,640,145, $6,594,563 and $5,729,636, respectively, of capital loss carryforwards, to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2012 were as follows (excluding written options):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$277,646,950	$83,278,144	$(8,140,659)	$75,137,485
Dividend Value Equity Fund	304,536,926	28,985,722	(11,237,094)	17,748,628
Strategic Balanced Fund	11,103,514	879,718	(259,657)	620,061
Diversified Strategies Fund	12,921,562	356,590	(706,620)	(350,030)
Kempner Multi-Cap Deep Value Equity Fund	236,819,567	25,223,021	(47,380,118)	(22,157,097)
Small Cap Equity Fund	213,291,320	11,673,847	(16,961,497)	(5,287,650)
International Equity Fund	209,732,859	40,738,903	(14,227,923)	26,510,980
Low Duration Bond Fund	291,886,507	6,025,246	(233,524)	5,791,722
Total Return Bond Fund	841,080,824	44,294,754	(23,766,725)	20,528,029
Municipal Bond Fund	194,388,349	13,330,159	(7,701)	13,322,458
Low Duration Municipal Bond Fund	90,210,055	1,803,533	(17,375)	1,786,158
Kempner Treasury and Income Fund	30,316,597	3,559,690	—	3,559,690
LKCM Multi-Cap Equity Fund	2,429,881	954,324	(16,442)	937,882
Mid Cap Equity Fund	27,106,853	2,722,153	(439,555)	2,282,598
Natural Resources Fund	53,675,051	1,552,979	(4,784,474)	(3,231,495)

9. Securities Lending:

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% of the market value of borrowed securities. Cash collateral received may be invested in accordance within the guidelines approved by the Funds’ Adviser. Any loss from investments of cash collateral is at the relevant Fund’s risk. Investments purchased with cash collateral are presented on the Schedules of Investments. The securities lending agent and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Funds. The Funds record securities lending income net of such allocations.

Although the risk of lending is mitigated by the collateral, a Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

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10. Risks:

At July 31, 2012, the net assets of the International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Strategic Balanced Fund, Low Duration Bond Fund and Total Return Bond Fund invest in mortgage-related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In pursuing its investment objectives, the Natural Resources Fund concentrates its investments in securities of companies in the natural resources industries. Events that affect the natural resources industries will have a greater effect on the Natural Resources Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Such factors include warehousing and delivery constraints, changes in supply and demand dynamics, a potential lack of fungibility, weather, monetary and currency exchange processes, domestic and foreign political and economic events and policies, disease, technological developments, and changes in interest rates. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Natural Resources Fund.

In pursuing their investment objectives, the Strategic Balanced Fund, Diversified Strategies Fund, and Natural Resources Fund may invest in other investment companies, such as mutual funds, closed-end funds and exchange traded funds (“ETFs”). Closed-end funds and ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Funds’ holdings at the most optimal time, which could adversely affect the Funds’ performance.

To the extent the Strategic Balanced Fund, Diversified Strategies, and Natural Resources Fund invest in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Funds will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Funds rely on that investment company to achieve their investment objective. If the investment company fails to achieve its objective, the value of the Funds’ investment could decline, which could adversely affect the Funds’ performance. By investing in another investment company, the Funds’ shareholders indirectly bear the Funds’ proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that the Funds’ shareholders directly bear in connection with the Funds’ own operations.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

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11. Other:

On July 31, 2012, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	1	95.45%
Class A Shares	3	94.32%

Dividend Value Equity Fund
Institutional Class Shares	1	93.29%
Class A Shares	3	76.59%

Strategic Balanced Fund
Institutional Class Shares	1	98.80%
Class A Shares	1	64.77%

Diversified Strategies Fund
Class A Shares	1	90.14%

Kempner Multi-Cap Deep Value Equity Fund
Institutional Class Shares	1	98.28%
Class A Shares	3	90.27%

Small Cap Equity Fund
Institutional Class Shares	1	96.10%
Class A Shares	3	90.60%

International Equity Fund
Institutional Class Shares	1	89.10%
Class A Shares	3	89.65%

Low Duration Bond Fund
Institutional Class Shares	1	87.05%
Class A Shares	2	68.49%

Total Return Bond Fund
Institutional Class Shares	1	85.15%
Class A Shares	3	90.59%

Municipal Bond Fund
Institutional Class Shares	1	97.47%
Class A Shares	2	93.24%

Low Duration Municipal Bond Fund
Institutional Class Shares	1	97.59%
Class A Shares	4	91.87%

Kempner Treasury and Income Fund
Institutional Class Shares	1	93.86%

LKCM Multi-Cap Equity Fund
Institutional Class Shares	1	98.88%

Mid Cap Equity Fund
Institutional Class Shares	1	83.15%
Class A Shares	2	99.98%

Natural Resources Fund
Institutional Class Shares	1	93.82%
Class A Shares	2	96.79%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

12. Subsequent Events:

On August 15, 2012, the Board of Trustees approved the closing and liquidation of the LKCM Multi-Cap Equity Fund. The LKCM Multi-Cap Equity Fund is expected to cease operations and liquidate on or about October 31, 2012.

Effective September 4, 2012, the Board, upon the recommendation of the Adviser, has accepted (i) the resignation of Artio Global Management LLC (“Artio”) as sub-adviser to the Small Cap Equity Fund, and (ii) the termination of the Investment Sub-Advisory Agreement between the Adviser and Artio with respect to the Small Cap Equity Fund. Artio will no longer manage any assets of the Small Cap Equity Fund. The Board has authorized Cambiar Investors, LLC (“Cambiar”), pursuant to the terms of the Investment Sub-Adviser Agreement between the Adviser and Cambiar currently in place with respect to the Fund, to act as sub-adviser to the portion of the Small Cap Equity Fund’s assets previously managed by Artio.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of July 31, 2012.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of the Frost Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frost Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Diversified Strategies Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund, Frost Mid Cap Equity Fund and Frost Natural Resources Fund (fifteen of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2012, and the related statements of operations for the year then ended (with respect to the Frost Natural Resources Fund, the period September 27, 2011 (commencement of operations) to July 31, 2012), and the statements of changes in net assets and financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frost Growth Equity Fund, Frost Dividend Value Equity Fund, Frost Strategic Balanced Fund, Frost Diversified Strategies Fund, Frost Kempner Multi-Cap Deep Value Equity Fund, Frost Small Cap Equity Fund, Frost International Equity Fund, Frost Low Duration Bond Fund, Frost Total Return Bond Fund, Frost Municipal Bond Fund, Frost Low Duration Municipal Bond Fund, Frost Kempner Treasury and Income Fund, Frost LKCM Multi-Cap Equity Fund, Frost Mid Cap Equity Fund and Frost Natural Resources Fund at July 31, 2012, the results of their operations for the year then ended (with respect to the Frost Natural Resources Fund, the period September 27, 2011 (commencement of operations) to July 31, 2012) and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 28, 2012

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]

ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]

CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2012.

Other Directorships Held by Board Member[5]

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments – Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments – Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS

MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

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Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney - SEI Investments Company

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

Other Directorships Held by Trustee

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 02/01/12	Ending Account Value 07/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,018.50	0.81%	$4.07
Class A Shares	$1,000.00	$1,017.50	1.06%	$5.32
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.84	0.81%	$4.07
Class A Shares	$1,000.00	$1,019.59	1.06%	$5.32
Dividend Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$987.20	0.81%	$4.00
Class A Shares	$1,000.00	$984.90	1.06%	$5.23
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.84	0.81%	$4.07
Class A Shares	$1,000.00	$1,019.59	1.06%	$5.32
Strategic Balanced Fund (1)
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,032.80	1.35%	$6.82
Class A Shares	$1,000.00	$1,031.50	1.60%	$8.08
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.15	1.35%	$6.77
Class A Shares	$1,000.00	$1,016.91	1.60%	$8.02
Diversified Strategies Fund (1)
Actual Fund Return
Class A Shares	$1,000.00	$996.70	1.77%	$8.79
Hypothetical 5% Return
Class A Shares	$1,000.00	$1,016.06	1.77%	$8.87
Kempner Multi-Cap Deep Value Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,012.50	0.77%	$3.85
Class A Shares	$1,000.00	$1,011.20	1.02%	$5.10
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.03	0.77%	$3.87
Class A Shares	$1,000.00	$1,019.79	1.02%	$5.12
Small Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$934.30	1.11%	$5.34
Class A Shares	$1,000.00	$932.40	1.36%	$6.53
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.34	1.11%	$5.57
Class A Shares	$1,000.00	$1,018.10	1.36%	$6.82
International Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$998.80	1.12%	$5.57
Class A Shares	$1,000.00	$996.30	1.37%	$6.80
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.29	1.12%	$5.62
Class A Shares	$1,000.00	$1,018.05	1.37%	$6.87

	Beginning Account Value 02/01/12	Ending Account Value 07/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,021.70	0.53%	$2.66
Class A Shares	$1,000.00	$1,020.50	0.78%	$3.92
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.23	0.53%	$2.66
Class A Shares	$1,000.00	$1,020.98	0.78%	$3.92
Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,048.00	0.50%	$2.55
Class A Shares	$1,000.00	$1,046.70	0.75%	$3.82
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.38	0.50%	$2.51
Class A Shares	$1,000.00	$1,021.13	0.75%	$3.77
Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,017.90	0.60%	$3.01
Class A Shares	$1,000.00	$1,015.80	0.85%	$4.26
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.88	0.60%	$3.02
Class A Shares	$1,000.00	$1,020.64	0.85%	$4.27
Low Duration Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,005.70	0.57%	$2.84
Class A Shares	$1,000.00	$1,004.40	0.82%	$4.09
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.03	0.57%	$2.87
Class A Shares	$1,000.00	$1,020.79	0.82%	$4.12
Kempner Treasury and Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,018.50	0.67%	$3.36
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.53	0.67%	$3.37
LKCM Multi-Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,023.90	1.35%	$6.79
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.15	1.35%	$6.77
Mid Cap Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$978.60	1.35%	$6.64
Class A Shares	$1,000.00	$941.40	1.78%	$8.03	**
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.15	1.35%	$6.77
Class A Shares	$1,000.00	$1,016.01	1.78%	$8.92
Natural Resources Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$897.40	1.39%	$6.56
Class A Shares	$1,000.00	$896.50	1.63%	$7.59
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.95	1.39%	$6.97
Class A Shares	$1,000.00	$1,016.76	1.63%	$8.17

*	Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 182/366 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 170/366 (to reflect the period from inception to date).
(1)	Excludes indirect expenses of underlying funds in which the Fund invests.

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2012, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2012, taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2012, the Funds are designating the following items with regard to distributions paid during the year.

	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	100%	0%	100%
Dividend Value Equity Fund	0%	100%	0%	100%
Strategic Balanced Fund	0%	100%	0%	100%
Diversified Strategies Fund	1%	99%	0%	100%
Kempner Multi-Cap Deep Value Equity Fund	0%	100%	0%	100%
Small Cap Equity Fund	15%	85%	0%	100%
International Equity Fund (6)	0%	100%	0%	100%
Low Duration Bond Fund	34%	66%	0%	100%
Total Return Bond Fund	8%	92%	0%	100%
Municipal Bond Fund	12%	0%	88%	100%
Low Duration Municipal Bond Fund	2%	0%	98%	100%
Kempner Treasury and Income Fund	44%	56%	0%	100%
LKCM Multi-Cap Equity Fund	90%	10%	0%	100%
Mid Cap Equity Fund	100%	0%	0%	100%
Natural Resources Fund	0%	0%	0%	0%

THE ADVISORS’ INNER CIRCLE FUND II	F R O S T F U N D S | J U L Y 3 1, 2 0 1 2

NOTICE TO SHAREHOLDERS (Unaudited) (Continued)

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	100%	100%	0%	0%	0%
Dividend Value Equity Fund	99%	100%	0%	0%	0%
Strategic Balanced Fund	46%	58%	0%	0%	0%
Diversified Strategies Fund	25%	25%	0%	0%	100%
Kempner Multi-Cap Deep Value Equity Fund	91%	100%	0%	0%	0%
Small Cap Equity Fund	0%	0%	0%	0%	100%
International Equity Fund (6)	0%	100%	0%	0%	0%
Low Duration Bond Fund	0%	0%	2%	87%	100%
Total Return Bond Fund	0%	0%	2%	95%	100%
Municipal Bond Fund	0%	0%	0%	0%	0%
Low Duration Municipal Bond Fund	0%	0%	0%	0%	100%
Kempner Treasury and Income Fund	0%	0%	76%	0%	0%
LKCM Multi-Cap Equity Fund	100%	100%	0%	0%	0%
Mid Cap Equity Fund	0%	0%	0%	0%	0%
Natural Resources Fund	0%	0%	0%	0%	0%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Frost Funds who are residents of California, Connecticut and New York, statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2012, the total amount of gross foreign source income is $3,689,687. The total amount of foreign tax paid is $551,462. Your allocable share of foreign tax credit will be reported on Form 1099 DIV.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with you permanent tax papers.

The Advisors’ Inner Circle Fund II

Annual Report

Investment Adviser

Frost Investment Advisors, LLC

100 West Houston Street, 15th Floor

P.O. Box 2509

San Antonio, Texas 78299-2509

Sub-Advisers

Cambiar Investors, LLC

2401 East Second Avenue, Suite 400

Denver, Colorado 80206

Kempner Capital Management, Inc.

2201 Market Street, 12th Floor

FNB Building

Galveston, Texas 77550-1503

Luther King Capital

Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, Texas 76102

Thornburg Investment

Management, Inc.

2300 North Ridgetop Road

Santa Fe, New Mexico 87506

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2012			2011
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$444,500	$3,062	N/A	$367,400	$1,853	N/A

(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A

(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A

(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	0%	0%

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act
(17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended
(17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 8 , 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer

Date: October 8, 2012